SEMI
ANNUAL
REPORT

SEPTEMBER 30, 1998

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

(Photo)

Charles B. Johnson (right),
chairman of Franklin California
Tax-Free Income Fund and
Thomas J. Kenny (left),
director of Franklin's
Municipal Bond Department

CONTENTS


Shareholder Letter  ............................     1
Special Feature
 Franklin's Municipal
 Bond Department ...............................     5
Manager's Discussion ...........................     8
Performance Summary.............................    11
Financial Highlights &
Statement of Investments .......................    15
Financial Statements............................    59
Notes to
Financial Statements............................    62



SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin California Tax-Free Income Fund's semiannual report for the period ended September 30, 1998.

At the beginning of the period under review, the U.S. economy began to feel the effects of the worldwide financial crisis. U.S. economic growth as measured by gross domestic product (GDP) gain slowed, from an extremely strong 5.5% annualized rate in the first three months of the year, to a more moderate 1.8% annualized rate in the April-June period, reflecting weak Asian demand for goods and a business inventory buildup. A higher U.S. trade deficit resulted, as Asian countries tried exporting their way out of their economic turmoil, capitalizing on weakened currencies to boost their exports abroad. For the first six months of this year, America's trade deficit was running at an annualized rate of $158 billion, far surpassing last year's imbalance of $110 billion. The largest annual deficit on record, $152 billion, was set in 1987. Clearly, the American consumer continues to drive our economy through relatively strong purchases of retail goods, durable goods, and new and existing homes. Looking forward, the consumer may well dictate the U.S. economy's direction.

Responding to the global financial problems stemming from the Asian crisis, the Federal Reserve Board (the Fed) slightly eased monetary policy in its late-September meeting. The Fed's monetary policy panel, the Federal Open Market Committee, cut the federal funds target rate on overnight interbank loans, a benchmark for other short-term rates, by 0.25% to 5.25%. It was the first time the Fed cut interest rates since January 1996, reflecting its concern that global difficulties may negatively impact the United States' economic growth.

Competing considerations kept long-term interest rates in a relatively narrow trading range. Although labor shortages and gradually accelerating wages normally might call for an interest-rate increase to curb excessive domestic growth, inflation actually remained subdued. Domestic manufacturers, faced with a potential flood of cheaper Asian imports, were reluctant to raise prices. For the 12-month period ended in August, inflation ran at a 1.6% annualized rate, according to the U.S. Labor Department.

During the reporting period, the yield on the benchmark 30-year U.S. Treasury bond continued its downward trend and hit record lows. The 30-year Treasury began the reporting period yielding 5.94% on March 31, 1998, and ended the period yielding 4.98% on September 30, 1998. Falling yields reflected the 30-year Treasury bond's popularity, or "flight to quality," among investors fleeing deteriorating foreign stock markets. Bond price and yield move in an inverse relationship, so the rising price of the 30-year Treasury led to a corresponding yield decline.

Issuers of municipal bonds took advantage of lower interest rates during the six-month period by refinancing outstanding higher interest-rate debt. Additionally, many municipalities were in excellent fiscal shape due to the strong economy. In fact, credit rating upgrades exceeded downgrades by a four-to-one ratio. As a consequence, borrowing for new projects increased, such that the supply of new municipal bond issues in 1998 could approach record levels. Demand did not keep pace with the increased supply, causing new-issue municipal bond prices to decline compared with their taxable counterparts. As of the end of the reporting period, the yields on 30-year, AAA-rated, insured municipal bonds stood at 98% of the yield on a 30-year Treasury bond, which in our opinion, creates a very attractive investment opportunity in the municipal bond market. For those investors in the 39.6% tax bracket, the taxable equivalent yield on an average municipal bond was 8.10% versus 4.98% for the Treasury bond.*


*Source: Bloomberg, September 30, 1998.

"The outlook for the
municipal bond market
should remain positive. ..."


Our investment philosophy remains disciplined and focused, as we strive to offer our shareholders high, current tax-free income and preservation of principal. The outlook for the municipal bond market should remain positive, given the slowing U.S. economy, positive inflation environment, budget surplus, strong dollar, and the economic and market uncertainty facing many of the world's regions.

Municipal bond funds continue to be an attractive investment for those investors seeking tax-free income as well as providing an opportunity to diversify risk in their portfolio. We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin California Tax-Free Income Fund

Thomas J. Kenny
Director
Franklin Municipal Bond Department



FRANKLIN'S MUNICIPAL
BOND DEPARTMENT

The Municipal Bond Department Today

Franklin is currently the nation's largest tax-free fund manager. With a team of 11 portfolio managers and 22 research analysts, we manage more than $50 billion of municipal assets in 43 funds for over 886,000 tax-free fund shareholder accounts.


Our Investment Philosophy
The investment objective of Franklin's tax-free funds is to provide a high level of current, tax-free income while preserving shareholders' capital. Following a disciplined investment approach, we conduct a stringent credit analysis to search for what we believe to be undervalued situations, and generally purchase current coupon bonds at prices we consider favorable. We also acknowledge that our investors in general are risk-averse; therefore, we do not invest in exotic derivatives, nor leverage or hedge our portfolios, which would increase the funds' volatility.

Furthermore, Franklin positions its funds with a long-term investment horizon. We purchase a major portion of our municipal bonds in the new-issue market and incorporate a buy-and-hold strategy, attempting to reduce portfolio turnover and thus, avoid capital gain distributions. We expect our funds to distribute a relatively high level of tax-free income, and attempt to maximize risk-adjusted total return performance.

Research and Analysis
Franklin has one of the industry's largest research departments. Along with the portfolio managers, the research department's main mission is to identify the best municipal buying opportunities.

Our analysts specialize in their individual fields and focus on investment sectors, not geographic regions. With the use of proprietary databases, our analysts can provide fast and reliable analysis to portfolio managers about any bond issue being considered. Each year analysts visit a number of sites to get a perspective of our financed projects. They meet with management teams and municipal officials to discuss newly found potential opportunities and problems.

Our municipal bond team often takes on the role similar to that played by investment bankers. Many of our competitors routinely turn away from issues that may be unattractive on the surface; at Franklin, we pride ourselves in proposing changes to these issues, and work to make them acceptable to our criteria. These situations often provide us with excellent investment return.

The ability and willingness to work with issuers and our reputation for talented analysts also make us a preferred client to receive the "first call" on issues many brokerage houses underwrite. Lastly, our research analysts have made significant efforts to improve municipal markets. With their involvement and leadership, they have been working with attorney and issuer groups and industry regulators to strengthen the municipal bond industry.

Franklin Municipal Bond Team


MANAGER'S DISCUSSION


Your Fund's Goal: Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes through a portfolio consisting primarily of California municipal bonds.1

California Economic Update
During the six-month reporting period, the California economy outperformed the national economy, buoyed by low unemployment, rising real estate values and strong retail sales. August's 5.8% unemployment rate was only slightly higher than July's rate, which was the lowest since 1990. Real estate values reached record levels in July, with the median price for a single-family detached home climbing to $211,780 -- an 11.1% increase over the July 1997 price2. Furthermore, growing retail sales continued to fuel the California economy. For the first six months of 1998, estimated taxable retail sales were 6.1% above the same period in 1997, totaling $172 billion.3

Reflecting California's healthy economy, the state's $73.5 billion 1998-99 budget reported a surplus of more than $1 billion. The budget also includes $1.4 billion in permanent tax cuts and up to $2.2 billion in vehicle license fee reductions, dependent upon future state revenue collections.4


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: California Association of REALTORS(R), News Release, August 25, 1998.
3. Source: California State Board of Equalization, News Release, September
10, 1998.
4. Source: California Department of Finance, Finance Bulletin, September 1998.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.

Portfolio Notes
The national and California economic environments favorably affected the fund's performance. Many of the portfolio's holdings increased in value, as interest rates continued to go down. Lower interest rates also resulted in higher new-issue volume compared with last year, mostly due to advance refundings. In the first six months of 1998, more than 60% of California's new long-term issues were insured and had an AAA rating, as many municipalities improved their fiscal conditions.

As in the previous reporting period, many issuers took advantage of declining interest rates to refinance outstanding debt. This increased the number of prerefunded bonds in the fund's portfolio. When a bond is prerefunded, a new issue is brought to market with a lower interest rate to pay off the older issue at its first call date. In most cases, the proceeds from the sale of the new bonds are invested in U.S. Treasury securities that mature on the first call date of the original bonds. Because of the U.S. Treasury backing, prerefunded bonds usually offer a substantial price increase -- depending on their call date. Generally, we look to sell prerefunded bonds as they approach five years to their call date. At this point, the premium on prerefunded bonds often begins to decline rapidly to the stated call price.

During the period under review, we attempted to diminish the impact of prerefunded bonds by reducing the amount of these bonds to approximately 10% of the portfolio's long-term investments. However, due to the large number of bonds prerefunded during the period, the portfolio's percentage of prerefunded bonds rose to approximately 14%. We anticipate only a small number of bonds will be called in the near future. Roughly 0.6% of the portfolio will be called during the remainder of 1998, 2.8% is expected to be called during 1999 and 1.3% during 2000. Despite the increase in prerefunded bonds, we are committed to reaching our goal of having no more than 10% of the portfolio consisting of prerefunded bonds.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The fund invested new money and the proceeds of called bonds in 5% to 5.25% coupon bonds in the 25- to 30-year maturity range. Significant purchases included California State general obligation bonds, with an attractive yield of 5.31%, and Northern California Public Power Agency bonds yielding 5.18%. More than 85% of the bonds purchased during the six-month period were insured and had AAA ratings. Currently, the fund is approximately 60% invested in AAA-rated bonds, up from 51.4% at the beginning of the period.

We will continue to follow our strategy of investing for income and price stability. The fund should perform well during the remainder of the year, aided by relatively stable interest rates and a plentiful supply of new-issue bonds.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of September 30, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



Class I

Franklin California Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 13 cents, from $7.35 on March 31, 1998, to $7.48 on September 30, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 19.8 cents ($0.198) and 0.76 cents ($0.0076) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of September's monthly per-share dividend of 3.3 cents ($0.033) and the maximum offering price of $7.81 on September 30, 1998, your fund's distribution rate was 5.07%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.25% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Periods ended 9/30/98

                                                         Since
                                                       Inception
                            1-Year   5-Year   10-Year  (2/1/77)
Cumulative Total Return1     8.64%   35.49%   113.09%   276.83%
Average Annual Total Return2 4.08%    5.33%     7.40%     6.11%
Distribution Rate3          5.07%
Taxable Equivalent
Distribution Rate4          9.25%
30-Day Standardized Yield5  4.24%

Taxable Equivalent Yield4   7.74%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ.
3. Distribution rate is based on an annualization of September's 3.3 cent per share monthly dividend and the maximum offering price of $7.81 on September 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Class II
Franklin California Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 13 cents, from $7.35 on March 31, 1998, to $7.48 on September 30, 1998. During the six-month reporting period, shareholders received per-share distributions consisting of dividend income totaling 17.73 cents ($0.1773) and 0.76 cents ($0.0076) in long-term capital gains. Distributions will vary based on the fund's income and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

Based on an annualization of September's monthly per-share dividend of 2.97 cents ($0.0297) and the maximum offering price of $7.56 on September 30, 1998, your fund's distribution rate was 4.71%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 8.60% from a taxable investment to match the fund's tax-free distribution rate.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Periods ended 9/30/98

                                                         Since
                                                       Inception
                                     1-Year   3-Year   (5/1/95)
Cumulative Total Return1             8.17%    23.26%     28.05%
Average Annual Total Return2         6.15%     6.87%      7.19%
Distribution Rate3           4.71%
Taxable Equivalent
Distribution Rate4           8.60%
30-Day Standardized Yield5   3.81%

Taxable Equivalent Yield4    6.95%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.
3. Distribution rate is based on an annualization of September's 2.97 cent per share monthly dividend and the maximum offering price of $7.56 on September 30, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended September 30, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Franklin California Tax-Free Income Fund, Inc.
Financial Highlights

                                                                         Class I
                                               -------------------------------------------------------------
                                                Six Months Ended
                                               September 30, 1998                Year Ended March 31,
                                               -------------------------------------------------------------
                                               (unaudited)   1998       1997       1996       1995      1994
                                               -------------------------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period ....         $7.35     $7.09      $7.18      $7.11      $7.12     $7.36
                                               -------------------------------------------------------------
Income from investment operations:
 Net investment income...................           .20       .42        .43        .44        .45       .46
 Net realized and unrealized gains (losses)         .14       .27       (.04)       .07       (.02)     (.23)
                                               -------------------------------------------------------------
Total from investment operations.........           .34       .69        .39        .51        .43       .23
                                               -------------------------------------------------------------
Less distributions from:
 Net investment income...................          (.20)     (.42)      (.43)      (.44)      (.44)     (.45)
 Net realized gains......................          (.01)     (.01)      (.05)        --         --      (.02)
                                               -------------------------------------------------------------
Total distributions......................          (.21)     (.43)      (.48)      (.44)      (.44)     (.47)
                                               -------------------------------------------------------------
Net asset value, end of period...........         $7.48     $7.35      $7.09      $7.18      $7.11     $7.12
                                               =============================================================
Total Return*............................          4.66%    10.10%      5.67%      7.40%      6.37%     2.88%

Ratios/Supplemental Data
Net assets, end of period (000's)........   $15,557,686$14,767,307$13,633,542$13,312,666$12,923,031$13,345,420
Ratios to average net assets:
 Expenses................................           .56%**    .56%       .56%       .55%       .55%      .49%
 Net investment income...................          5.36%**   5.71%      6.07%      6.14%      6.36%     6.19%
Portfolio turnover rate..................         13.93%    17.29%     11.96%     19.24%     14.07%    18.12%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
                                                                           Class II
                                                           -----------------------------------------------
                                                            Six Months Ended
                                                           September 30, 1998     Year Ended March 31,
                                                               (unaudited)      1998       1997    1996***
                                                           -----------------------------------------------
Per Share Operating Performance
(for a share outstanding throughout the period)
Net asset value, beginning of period......................         $7.35        $7.09      $7.18     $7.09
                                                           -----------------------------------------------
Income from investment operations:
 Net investment income....................................           .18          .38        .39       .38
 Net realized and unrealized gains (losses)...............           .14          .27       (.04)      .08
                                                           -----------------------------------------------
Total from investment operations..........................           .32          .65        .35       .46
                                                           -----------------------------------------------
Less distributions from:
 Net investment income....................................          (.18)        (.38)      (.39)     (.37)
 Net realized gains.......................................          (.01)        (.01)      (.05)       --
                                                           -----------------------------------------------
Total distributions.......................................          (.19)        (.39)      (.44)     (.37)
                                                           -----------------------------------------------
Net asset value, end of period............................         $7.48        $7.35      $7.09     $7.18
                                                           ===============================================

Total Return*.............................................          4.37%        9.49%      5.06%     6.62%

Ratios/Supplemental Data
Net assets, end of period (000's).........................      $386,548     $295,976   $138,509   $47,685
Ratios to average net assets:
 Expenses.................................................          1.14%**      1.14%      1.14%     1.14%**
 Net investment income....................................          4.78%**      5.13%      5.47%     5.55%**
Portfolio turnover rate...................................         13.93%       17.29%     11.96%    19.24%



*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the period May 1, 1995 (effective date) to March 31, 1996.



Franklin California Tax-Free Income Fund, Inc.
Statement of Investments, September 30, 1998 (unaudited)



                                                                                                        PRINCIPAL
                                                                                                         AMOUNT         VALUE
d  Long Term Investments 96.2%
   Bonds 89.7%
   ABAG Finance Authority for Nonprofit Corporations, COP
   6.75%, 8/01/20 ...................................................................................  $ 3,955,000   $ 4,433,911
   6.125%, 3/01/21 ..................................................................................    4,245,000     4,676,801
   Butte Valley-Tulelake Rural Health, 6.65%, 10/01/22 ..............................................    5,395,000     5,810,037
   Episcopal Home Foundation, Refunding, 5.125%, 7/01/13 ............................................    6,000,000     6,092,160
   Episcopal Home Foundation, Refunding, 5.125%, 7/01/18 ............................................   13,975,000    14,102,871
   Insured, Home for Jewish Parents, 5.625%, 5/15/22 ................................................    5,000,000     5,271,500
   Insured, Milestones Human Services, Inc., 5.65%, 7/01/22 .........................................    2,000,000     2,113,660
   Insured, Miramonte Mental Health Services, 6.60%, 7/01/22 ........................................    1,250,000     1,364,538
   Insured, Rehabilitation Mental Health Services, Inc. Project, 6.50%, 6/01/12 .....................    2,000,000     2,191,460
   Insured, Rehabilitation Mental Health Services, Inc. Project, 6.55%, 6/01/22 .....................    2,370,000     2,579,745
   Insured, Rhoda Haas Goldman Plaza, 5.125%, 5/15/2 ................................................    5,000,000     5,028,000
   Peninsula Family YMCA, Series A, 6.80%, 10/01/11 .................................................    2,325,000     2,509,605
   United Way of Santa Clara County Project, 7.20%, 7/01/11 .........................................    2,575,000     2,809,505
   ABAG Finance Corp., COP, ABAG XXV, 6.80%, 8/01/12 ................................................    4,500,000     4,734,945
   ABAG Improvement Board Act 1915, Windmere Ranch, Assessment District, 6.40%, 9/02/27 .............   11,060,000    11,071,392
   ABAG Revenue,
   Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.125%, 9/01/21 ....................    4,760,000     4,826,164
   Mello-Roos, Refunding and Improvement, Series A, FSA Insured, 5.20%, 9/01/27 .....................    4,140,000     4,217,666
   Tax Allocation, RDA Pool, Series A, FSA Insured, 6.00%, 12/15/24 .................................    6,000,000     6,637,800
   Tax Allocation, RDA Pool, Series A4, FSA Insured, 5.875%, 12/15/25 ...............................    6,320,000     6,877,108
   Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.25%, 12/15/17 ................................    1,200,000     1,251,540
   Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ...............................    3,670,000     3,831,443
   ABAG Water & Wastewater Revenue, Pooled Financing Program,
    Series A, FSA Insured, 5.30%, 10/01/21 ..........................................................    5,450,000     5,665,929
   Adelanto Improvement Agency, Tax Allocation,
   Adelanto Improvement Project, Series 1990, Pre-Refunded, 8.00%, 8/01/20 ..........................   12,680,000    13,743,725
   Adelanto Improvement Project, Series 1991, Pre-Refunded, 8.25%, 8/01/20 ..........................    1,860,000     2,113,592
   Refunding, Series 1985, Pre-Refunded, 8.125%, 6/01/15 ............................................    7,370,000     7,909,410
   Agua Mansa Industrial Growth Association, Special Tax, CFD No. 8, 8.25%, 9/01/17 .................   16,090,000    17,164,651
   Alameda 1915 Act, Harbor Bay Park, AD No. 9, 7.50%, 9/02/12 ......................................   24,755,000    25,652,616
   Alameda COP, MBIA Insured, 5.75%, 12/01/21 .......................................................    3,720,000     4,056,623
   Alameda County COP,
   Alameda County Medical Center Project, MBIA Insured, 5.375%, 6/01/16 .............................    4,175,000     4,401,452
   Alameda County Medical Center Project, MBIA Insured, 5.375%, 6/01/17 .............................    4,400,000     4,621,188
   Alameda County Medical Center Project, MBIA Insured, 5.00%, 6/01/23 ..............................   19,195,000    19,166,783
   Alameda County Medical Center Project, MBIA Insured, 5.30%, 6/01/26 ..............................    8,000,000     8,174,800
   Alameda County Medical Center Project, MBIA Insured, 5.00%, 6/01/28 ..............................    8,925,000     8,910,720
   Capital Projects, Series 1992, Pre-Refunded, 6.75%, 6/01/16 ......................................   10,500,000    11,776,275
   Alameda-Contra Costa Transit District, COP, Refunding, 7.60%, 8/01/18 ............................   23,675,000    24,638,573
   Alhambra RDA, Tax Allocation, Industrial Redevelopment Project, Refunding, 6.375%, 5/01/23 .......    2,560,000     2,699,418
   Alvord USD,
   Series A, FGIC Insured, 5.375%, 8/01/27 ..........................................................    6,100,000     6,361,507
   Series B, FGIC Insured, 5.50%, 8/01/27 ...........................................................    5,000,000     5,331,200
   Anaheim Public Financing Authority Revenue,
   Electric Systems Distribution Facilities, MBIA Insured, 5.00%, 10/01/28 ..........................   10,765,000    10,803,539
   Electric Utilities, San Juan 4, Second Series, FGIC Insured, 5.75%, 10/01/22 .....................   24,940,000    26,487,527

   Anaheim Public Financing Authority Revenue, (cont.)
   Lease, Public Improvements Project, Senior Series A, FSA Insured, 5.00%, 3/01/37 ................. $140,760,000 $ 140,988,031
   Public Investments Project, Series A, FSA Insured, 5.00%, 9/01/27 ................................    8,900,000     8,929,281
   Antioch 1915 Act, AD No. 27, Lone Tree, Series 1988,
   8.20%, 9/02/09 ...................................................................................      875,000       907,918
   8.25%, 9/02/10 ...................................................................................      875,000       908,093
   8.25%, 9/02/11 ...................................................................................      875,000       908,311
   8.25%, 9/02/12 ...................................................................................      875,000       908,311
   8.25%, 9/02/13 ...................................................................................      880,000       913,502
   Antioch Area Public Facilities Financing Agency, Special Tax,
    CFD No. 1989-1, MBIA Insured, 5.50%, 8/01/22 ....................................................    4,870,000     5,171,697
   Antioch Development Agency, Tax Allocation, Project 1,
    Refunding, FGIC Insured, 6.40%, 9/01/17 .........................................................    4,895,000     5,380,829
   Apple Valley Insured Health Facilities Revenue, COP, 7.30%, 6/01/20 ..............................    3,500,000     3,747,940
   Arcadia Hospital Revenue, Methodist Hospital of Southern California,
   6.50%, 11/15/12 ..................................................................................    2,295,000     2,512,704
   6.625%, 11/15/22 .................................................................................    3,750,000     4,115,700
   Arcata CDA, Tax Allocation, Community Development Project, Pre-Refunded, 7.90%,
   11/01/12 .........................................................................................    1,250,000     1,279,188
   11/01/13 .........................................................................................    1,515,000     1,548,694
   Azusa Public Financing Authority Revenue,
   Local Agency, Series A, Pre-Refunded, 7.75%, 8/01/20 .............................................   10,225,000    11,180,731
   Water Systems Acquisition Project, Refunding, Series A, FGIC Insured, 5.50%, 7/01/20 .............    5,200,000     5,434,468
   Bakersfield COP, Convertion Center Expansion Project,
    Refunding, MBIA Insured, 5.875%, 4/01/22 ........................................................    7,270,000     7,986,240
   Bakersfield Hospital Revenue,
   Adventist Health Systems West, Refunding, MBIA Insured, 5.50%, 3/01/19 ...........................    6,085,000     6,347,872
   Bakersfield Memorial Hospital, Series A, 6.375%, 1/01/12 .........................................    2,205,000     2,349,075
   Bakersfield Memorial Hospital, Series A, 6.50%, 1/01/22 ..........................................    2,750,000     2,930,483
   Bakersfield Public Financing Authority Revenue, Series A, 6.10%, 9/15/10 .........................   11,070,000    11,845,564
   Baldwin Park Public Financing Authority Revenue, Tax Allocation,
   Refunding, Series A, 7.10%, 9/01/24 ..............................................................    2,000,000     2,242,240
   Series A, 7.75%, 8/01/19 .........................................................................    5,265,000     5,396,625
   Series B, 7.75%, 8/01/21 .........................................................................    5,795,000     5,997,419
   Bell COP, Series 1990, Pre-Refunded, 8.75%, 11/01/20 .............................................    1,455,000     1,489,862
   Belmont - Redwood Shores School District, Series A, 5.50%, 9/01/22 ...............................    6,500,000     6,962,410
   Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
   6.70%, 8/01/14 ...................................................................................    1,235,000     1,402,676
   6.25%, 8/01/17 ...................................................................................    2,080,000     2,206,298
   6.80%, 8/01/23 ...................................................................................    2,310,000     2,626,424
   Berkeley Hospital Revenue, Alta Bates Hospital,
   Series B, Pre-Refunded, 7.65%, 12/01/15 ..........................................................    6,480,000     6,981,876
   Series C, Pre-Refunded, 7.60%, 12/01/15 ..........................................................    2,850,000     3,108,894
   Beverly Hills COP, Civic Center Improvement Project, Refunding, Series 1989, 7.00%, 6/01/15 ......    2,580,000     2,684,851
   Beverly Hills Public Financing Authority Lease Revenue,
    Capital Improvements Project, Series A, 5.00%, 6/01/23 ..........................................    8,245,000     8,273,363
   Brea and Olinda USD, COP,
   High School Refinancing Program, Refunding, Series A, FSA Insured, 6.25%, 8/01/18 ................   12,645,000    13,699,972
   High School Refinancing Program, Refunding, Series B, 7.00%, 8/01/18 .............................    9,120,000     9,821,693
   Series 1989, Pre-Refunded, 7.85%, 8/01/09 ........................................................    2,025,000     2,141,336
   Series 1989, Pre-Refunded, 7.90%, 8/01/18 ........................................................   11,835,000    12,519,655
   Brea Public Finance Authority Revenue, Tax Allocation,
    Redevelopment Project, Series A, MBIA Insured,
   7.00%, 8/01/15 ...................................................................................  $ 1,720,000   $ 1,899,241
   6.75%, 8/01/22 ...................................................................................    4,395,000     4,803,955
   7.00%, 8/01/23 ...................................................................................    6,210,000     6,828,951
   Brea Public Financing Authority Water Revenue, Series B, FGIC Insured, 6.25%, 7/01/21 ............   11,070,000    11,688,260
   Brea RDA, Tax Allocation, Redevelopment Project, Refunding, MBIA Insured,
   6.125%, 8/01/13 ..................................................................................   12,845,000    14,248,702
   5.75%, 8/01/23 ...................................................................................   18,320,000    19,547,623
   Brentwood 1915 Act, Infrastructure Financing, Reassessment,
    Series A, FSA Insured, 5.80%, 9/02/17 ...........................................................    5,340,000     5,874,961
   Brentwood RDA, Tax Allocation, Brentwood Redevelopment Project, Series A, 7.70%, 11/01/08 ........    2,000,000     2,127,300
   Brisbane Public Finance Authority Revenue, 8.00%, 9/02/15 ........................................    5,700,000     6,049,182
   Buena Park CRDA, Tax Allocation, Central Business District Project, Refunding,
   Series A, 7.10%, 9/01/14 .........................................................................    7,000,000     7,680,470
   Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 ..............................    1,375,000     1,444,726
   Burbank RDA, Tax Allocation,
   City Center Redevelopment Project, Refunding, Series A, FSA Insured, 5.50%, 12/01/23 .............    5,000,000     5,237,250
   Refunding, Series A, 6.00%, 12/01/23 .............................................................    6,500,000     6,938,425
   Burton Elementary School District, COP, Loan Acquisition,
    Capital Appreciation, Series A, FSA Insured,  6.60%, 9/01/27.....................................      830,000       879,285
   Calexico COP, CRDA, Water and Waste Improvement Project,
    Pre-Refunded, 7.80%, 11/01/13 ...................................................................    5,455,000     5,581,992
   Calexico RDA, Tax Allocation, Merged Central Business and Residential,
    Refunding, FSA Insured,  5.80%, 8/01/24 .........................................................    5,840,000     6,257,034
   Calexico USD, COP, Financing Project, Series 1992, Pre-Refunded,
   7.25%, 9/01/08 ...................................................................................      745,000       786,653
   7.375%, 9/01/17 ..................................................................................    3,185,000     3,366,577
   California Counties Lease Financing Authority, COP, CSAC Financing Corp.,
    Amador County Project, ETM,  7.70%, 10/01/09 ....................................................    2,565,000     3,154,386
   California Educational Facilities Authority Revenue,
   Chapman College, 7.30%, 1/01/02 ..................................................................    1,010,000     1,095,456
   Chapman College, Pre-Refunded, 7.30%, 1/01/02 ....................................................      385,000       422,634
   Chapman College, Pre-Refunded, 7.50%, 1/01/18 ....................................................    3,000,000     3,309,480
   Chapman University, Refunding, Connie Lee Insured, 5.125%, 10/01/26 ..............................   10,000,000    10,128,700
   Loyola Marymount University, Series B, Pre-Refunded, 6.60%, 10/01/22 .............................    1,100,000     1,239,359
   Occidental College, Refunding, MBIA Insured, 5.625%, 10/01/17 ....................................    5,815,000     6,324,627
   Occidental College, Refunding, MBIA Insured, 5.70%, 10/01/27 .....................................   16,565,000    18,033,322
   Santa Clara University, MBIA Insured, 5.75%, 9/01/21 .............................................   14,550,000    15,891,510
   Santa Clara University, MBIA Insured, 5.75%, 9/01/26 .............................................   26,815,000    29,287,343
   St. Mary's College of California Project, Pre-Refunded, 7.50%, 10/01/20 ..........................    2,100,000     2,300,067
   aStanford University, Refunding, Series O, 5.125%, 1/01/31 .......................................   22,000,000    22,375,320
   Stanford University, Series N, 5.35%, 6/01/27 ....................................................   21,250,000    22,162,050
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 .....................................    6,000,000     6,401,520
   California Health Facilities Financing Authority Revenue,
   Adventist Health System, Series B, MBIA Insured, 6.25%, 3/01/21 ..................................    2,930,000     3,121,739
   AIDS Hospice Foundation, CHFCLP Insured, Pre-Refunded, 7.15%, 1/01/15 ............................      860,000       914,361
   Association for Retarded Citizens of San Diego, CHFCLP Insured, 7.00%, 5/01/21 ...................    3,650,000     3,970,580
   California Autism Foundation, Inc., Series A, CHFCLP Insured, Inc., 6.25%, 11/01/20 ..............    3,560,000     3,870,183
   Catholic Health Facilities, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ....................    7,300,000     8,188,410
   Catholic Health Facilities, Refunding, Series A, MBIA Insured, 6.00%, 7/01/25 ....................    1,000,000     1,117,490
   Catholic Healthcare West, Refunding, Series A, AMBAC Insured, 5.75%, 7/01/15 .....................   13,000,000    14,338,610
   California Health Facilities Financing Authority Revenue, (cont.)
   Catholic Healthcare West, Series A, MBIA Insured, 5.00%, 7/01/17 .................................  $ 5,000,000   $ 5,061,850
   Catholic Healthcare West, Series A, MBIA Insured, 5.125%, 7/01/24 ................................   11,500,000    11,655,595
   Cedarknoll Health Facilities, Series B, CHFCLP Insured, 7.50%, 8/01/20 ...........................    4,600,000     4,754,422
   Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/17 .............................    8,355,000     8,546,079
   Cedars-Sinai Medical Center, Series A, MBIA Insured, 5.125%, 8/01/27 .............................   15,600,000    15,812,472
   Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.125%, 8/01/17 .............................    6,105,000     6,244,621
   Cedars-Sinai Medical Center, Series B, MBIA Insured, 5.25%, 8/01/27 ..............................   52,500,000    53,981,025
   Clinicas Del Camino, Series A, CHFCLP Insured, 6.55%, 5/01/25 ....................................    4,500,000     5,070,330
   Community Provider, Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 6/01/20 ..................      730,000       788,188
   County Program, Series B, 7.20%, 1/01/12 .........................................................    2,460,000     2,507,404
   El Proyecto, Series A, CHFCLP Insured, 5.50%, 12/01/22 ...........................................    3,350,000     3,492,710
   Enloe Health System, Series A, FSA Insured, 5.00%, 11/15/18 ......................................    7,300,000     7,332,558
   Enloe Health System, Series A, FSA, Insured, 5.00%, 11/15/28  ....................................   25,390,000    25,349,376
   Feedback Foundation, Inc., Series A, CHFCLP Insured, 6.50%, 12/01/22 .............................    4,240,000     4,635,083
   Hospital of the Good Samaritan, Refunding , 6.90%, 9/01/07 .......................................   13,920,000    15,080,232
   Hospital of the Good Samaritan, Refunding, 7.00%, 9/01/21 ........................................   71,050,000    76,355,304
   Insured, AIDS Health Care Foundation, Refunding, Series C, 6.25%, 9/01/17 ........................    1,750,000     1,891,173
   Insured, Health Facility-The help Group, 5.40%, 8/01/22 ..........................................    7,420,000     7,658,924
   Insured, Marshall Hospital, Series A, 5.30%, 11/01/28 ............................................    5,500,000     5,606,810
   Insured, Small Facilities Loan, Health Facilities, Refunding, Series B, 7.50%, 4/01/22 ...........    5,000,000     5,986,050
   Kaiser Permanente, Series A, 7.00%, 10/01/18 .....................................................    5,000,000     5,246,650
   Kaiser Permanente, Series A, 6.75%, 10/01/19 .....................................................    8,870,000     9,278,286
   Kaiser Permanente, Series A, 6.50%, 12/01/20 .....................................................   11,000,000    11,716,540
   Kaiser Permanente, Series A, 5.40%, 5/01/28 ......................................................   31,000,000    31,783,680
   Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/20 .........................................   32,295,000    32,406,095
   Kaiser Permanente, Series A, FSA Insured, 5.00%, 6/01/24  ........................................  134,275,000   134,383,763
   Kaiser Permanente, Series B, 5.40%, 5/01/28 ......................................................   80,000,000    82,022,400
   Lodi Memorial Hospital Association, Series A, CHFCLP Insured, 7.70%, 9/01/10 .....................    4,000,000     4,359,200
   Marshall Hospital, Series A, CHFCLP Insured, 6.625%, 11/01/22 ....................................    3,900,000     4,397,796
   Mills-Peninsula Health, Series B, Connie Lee Insured, 5.75%, 1/15/15 .............................    5,665,000     6,133,779
   Mills-Peninsula Health, Refunding, Series A, Connie Lee Insured, 5.75%, 1/15/15 ..................   11,500,000    12,451,625
   Northern California Presbyterian, 5.40%, 7/01/28 .................................................    6,340,000     6,454,817
   On Lok Senior Health Services, Series A, CHFCLP Insured, 6.40%, 12/01/12 .........................    2,000,000     2,202,920
   On Lok Senior Health Services, Series A, CHFCLP Insured, 6.50%, 12/01/22 .........................    7,525,000     8,226,180
   Pacific Presbyterian Medical Center, Series C, 7.60%, 6/01/15 ....................................   16,335,000    16,990,687
   Pomona Valley Hospital Medical Center, Pre-Refunded, 7.375%, 1/01/14 .............................    4,000,000     4,263,680
   Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.75%, 7/01/15 ........................    4,200,000     4,577,034
   Pomona Valley Hospital, Refunding, Series A, MBIA Insured, 5.625%, 7/01/19 .......................    8,500,000     9,148,975
   S.C. Presbyterian Health Facilities, Series A, 7.40%, 12/01/18 ...................................    4,485,000     4,589,994
   San Diego Hospital Association, Refunding, Series A, MBIA Insured, 6.20%, 8/01/20 ................    8,250,000     8,964,203
   San Diego Hospital Association, Series A, 6.95%, 10/01/21 ........................................   21,145,000    23,496,113
   Scripps Memorial Hospital, Series A, MBIA Insured, 6.375%, 10/01/22 ..............................    9,725,000    10,674,257
   Small Facilities Loan, Health Facilities, Series A, CHFCLP Insured, 6.75%, 3/01/20 ...............    5,500,000     5,988,235
   South Coast Medical Center, CHFCLP Insured, Pre-Refunded, 7.25%, 7/01/15 .........................    3,000,000     3,242,850
   Southern California, Series A, CHFCLP Insured, 5.50%, 12/01/22 ...................................    3,070,000     3,200,782
   St. Francis Medical Center, Refunding, Series H, AMBAC Insured, 6.35%, 10/01/23 ..................    7,000,000     7,934,990
   California Health Facilities Financing Authority Revenue, (cont.)
   St. Paul's Episcopal Home, CHFCLP Insured, 6.50%, 9/01/14 ........................................  $ 2,595,000   $ 2,851,568
   Sutter Health, Series A, 6.70%, 1/01/13 ..........................................................    7,500,000     7,607,625
   Sutter Health, Series A, FSA Insured, 5.125%, 8/15/17 ............................................    1,000,000     1,022,950
   Sutter Health, Series A, FSA Insured, 5.25%, 8/15/27 .............................................    5,300,000     5,449,937
   Sutter Health, Series A, FSA Insured, 5.00%, 8/15/37 .............................................   55,500,000    55,496,670
   Sutter/CHS Facility, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ..........................    5,750,000     6,369,505
   UCSF-Stanford Health Care, Refunding, Series A, 5.00%, 11/15/31 ..................................    2,150,000     2,146,431
   UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/28 ..................................   30,000,000    29,952,000
   UCSF-Stanford Health Care, Refunding, Series B, 5.00%, 11/15/31 ..................................   26,920,000    26,875,313
   UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 ................................   34,005,000    33,950,592
   Valleycare Hospital Corp., Refunding, 5.50%, 5/01/20 .............................................    8,795,000     9,181,716
   Walden House, State Guaranteed, 6.85%, 3/01/22 ...................................................    3,225,000     3,521,378
   California HFA Revenue,
   Home Mortgage, Series A, 7.75%, 8/01/17 ..........................................................    1,775,000     1,841,296
   Home Mortgage, Series A, 6.55%, 8/01/26 ..........................................................    6,975,000     7,556,645
   Home Mortgage, Series A, 7.70%, 8/01/30 ..........................................................   10,575,000    10,964,477
   Home Mortgage, Series B, 7.90%, 8/01/09 ..........................................................    1,390,000     1,410,461
   Home Mortgage, Series B, 8.00%, 8/01/29 ..........................................................   27,580,000    28,515,789
   Home Mortgage, Series B, AMBAC Insured, 5.25%, 2/01/28 ...........................................    5,530,000     5,607,862
   Home Mortgage, Series C, 8.30%, 8/01/19 ..........................................................    1,860,000     1,900,399
   Home Mortgage, Series C, 7.60%, 8/01/30 ..........................................................   38,645,000    40,151,769
   Home Mortgage, Series D, 7.75%, 8/01/10 ..........................................................    1,235,000     1,288,525
   Home Mortgage, Series D, 7.25%, 8/01/17 ..........................................................    1,725,000     1,834,193
   Home Mortgage, Series D, 7.50%, 8/01/29 ..........................................................   17,820,000    18,418,039
   Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ............................................    5,250,000     5,640,338
   Home Mortgage, Series D, Pre-Refunded, 7.50%, 8/01/20 ............................................    1,575,000     1,713,852
   Home Mortgage, Series E, 7.65%, 8/01/23 ..........................................................   12,900,000    13,336,665
   Home Mortgage, Series E, 6.70%, 8/01/25 ..........................................................    8,495,000     9,205,097
   Home Mortgage, Series E, 6.375%, 8/01/27 .........................................................   14,090,000    15,320,762
   Home Mortgage, Series E, 7.65%, 8/01/29 ..........................................................    4,960,000     5,127,896
   Home Mortgage, Series E, AMBAC Insured, 6.10%, 8/01/29 ...........................................   22,275,000    23,840,042
   Home Mortgage, Series E, MBIA Insured, 6.15%, 8/01/25 ............................................   17,500,000    18,727,625
   Home Mortgage, Series F, 6.75%, 8/01/11 ..........................................................      865,000       924,080
   Home Mortgage, Series F, 7.875%, 8/01/19 .........................................................    1,740,000     1,777,828
   Home Mortgage, Series F-1, 6.875%, 8/01/15 .......................................................    3,350,000     3,672,438
   Home Mortgage, Series F-1, 7.00%, 8/01/26 ........................................................   20,760,000    22,430,142
   Home Mortgage, Series G, 8.15%, 8/01/19 ..........................................................    9,780,000     9,993,986
   Home Mortgage, Series G, 7.55%, 8/01/23 ..........................................................    5,540,000     5,744,038
   Home Mortgage, Series G, 7.05%, 8/01/27 ..........................................................    3,935,000     4,160,594
   Home Mortgage, Series H, 6.25%, 8/01/27 ..........................................................   20,235,000    21,882,534
   Home Mortgage, Series I, MBIA Insured, 5.75%, 2/01/29 ............................................    8,100,000     8,512,452
   Home Mortgage, Series J, MBIA Insured, 5.40%, 8/01/28 ............................................    6,345,000     6,466,761
   Home Mortgage, Series J, MBIA Insured, 5.55%, 8/01/28 ............................................   10,000,000    10,234,400
   Home Mortgage, Series M, MBIA Insured, 5.60%, 8/01/29 ............................................   21,150,000    21,847,104
   Home Mortgage, Series N, 6.375%, 2/01/27 .........................................................    7,735,000     8,384,585
   aHome Mortgage, Series N, FSA Insured, 5.15%, 8/01/18 ............................................    6,000,000     6,026,760
   Home Mortgage, Series Q, MBIA Insured, 5.85%, 8/01/16 ............................................    5,000,000     5,351,500
   California HFA Revenue, (cont.)
   Home Mortgage, Series R, MBIA Insured, 6.15%, 8/01/27 ............................................  $ 9,000,000   $ 9,669,150
   Home Mortgage, SF, Series A, 10.25%, 2/01/14 .....................................................      465,000       465,735
   Home Mortgage, SF, Series B, 10.625%, 2/01/14 ....................................................      170,000       170,262
   Housing Revenue, Series A, MBIA Insured, 7.65%, 8/01/24 ..........................................    8,725,000     9,011,093
   Housing Revenue, Series B, MBIA Insured, 8.625%, 8/01/15 .........................................    2,340,000     2,428,312
   Housing Revenue, Series E, MBIA Insured, 6.625%, 8/01/14 .........................................    4,365,000     4,788,972
   Housing Revenue, Series E, MBIA Insured, 6.75%, 8/01/26 ..........................................   11,855,000    12,970,911
   Housing Revenue, Series F, MBIA Insured, 6.90%, 8/01/26 ..........................................   11,345,000    12,490,618
   MFHR II, Series A, AMBAC Insured, 6.25%, 2/01/37 .................................................    5,000,000     5,413,200
   MFHR III, Series B, MBIA Insured, 5.50%, 8/01/39 .................................................   15,000,000    15,352,500
   Multi-Unit Rental Housing, Series A, 6.875%, 2/01/22 .............................................    2,465,000     2,469,930
   Series B-1, Class 1, 5.65%, 8/01/28 ..............................................................   13,190,000    13,675,392
   California HFA, SFM,
   Purchase Series A-1, Class 1, 6.05%, 8/01/26 .....................................................   13,935,000    14,870,735
   Refunding, Purchase Series A-2, 6.45%, 8/01/25 ...................................................   11,250,000    12,106,125
   Series C-2, Class 1, 5.65%, 2/01/25 ..............................................................   14,585,000    15,146,231
   Series C-4, Class 1, 5.65%, 8/01/16 ..............................................................    5,000,000     5,264,450
   California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured,
   4.20%, 10/01/98 ..................................................................................      105,000       105,000
   4.50%, 10/01/99 ..................................................................................       85,000        85,927
   4.65%, 10/01/00 ..................................................................................       90,000        91,868
   4.80%, 10/01/01 ..................................................................................       95,000        98,012
   4.95%, 10/01/02 ..................................................................................      100,000       104,483
   5.05%, 10/01/03 ..................................................................................      100,000       105,154
   5.15%, 10/01/04 ..................................................................................      110,000       115,708
   5.25%, 10/01/05 ..................................................................................      115,000       121,010
   6.25%, 10/01/25 ..................................................................................    4,405,000     4,637,452
   California PCFA Revenue,
   PG&E Corp., Series A, 6.625%, 6/01/09 ............................................................    1,750,000     1,916,740
   Solid Waste Disposal, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 .......................   17,205,000    18,881,455
   Southern California Edison Co., 6.90%, 12/01/17 ..................................................    2,510,000     2,745,915
   Southern California Edison Co., Series B, 6.40%, 12/01/24 ........................................   29,000,000    31,431,940
   Southern California Edison Co., Series B, MBIA Insured, 6.40%, 12/01/24 ..........................   12,120,000    13,398,781
   California Public Capital Improvements, Financing Authority Revenue, Pooled Projects,
   Joint Powers Agency, Series E, 8.375%, 3/01/03 ...................................................   20,425,000    20,818,998
   Series A, 8.40%, 3/01/08 .........................................................................   56,180,000    57,909,220
   Series A, 8.50%, 3/01/18 .........................................................................  121,300,000   125,077,282
   California Resources Efficiency Financing Authority, COP, Capital Improvement Program, Refunding,
    AMBAC Insured,
   5.625%, 4/01/22 ..................................................................................   10,365,000    11,142,790
   5.75%, 4/01/27 ...................................................................................    7,885,000     8,646,849
   California Rural Home Mortgage Finance Authority, SFMR, 7.00%, 9/01/29 ...........................    4,715,000     5,481,188
   California Special Districts Association Finance Corp., COP,
   Series F, 8.10%, 9/01/10 .........................................................................      150,000       153,852
   Series N, 8.30%, 3/01/12 .........................................................................    1,255,000     1,293,127
   Series O, 7.40%, 3/01/17 .........................................................................    1,000,000     1,029,000
   California Special Districts Lease Financing Program, COP,
   Series C, 7.90%, 4/01/14 .........................................................................    $ 135,000     $ 138,441
   Series E, 7.70%, 12/01/09 ........................................................................      205,000       209,032
   Series E, 7.75%, 12/01/19 ........................................................................      305,000       310,896
   California State Department of Transportation, COP, East Bay State Building, Series A, Pre-Refunded,
    6.50%, 3/01/16 ..................................................................................    2,000,000     2,170,100
   California State Department of Veteran Affairs, Home Purchase Revenue, Refunding,
   Series A, 5.40%, 12/01/28 ........................................................................    9,580,000     9,812,507
   Series B, 5.50%, 12/01/18 ........................................................................    2,500,000     2,566,950
   California State Department of Water Resources, Central Valley Project, Water System Revenue,
   Series J-1, 6.00%, 12/01/20 ......................................................................    9,580,000    10,171,948
   Series J-2, 6.00%, 12/01/20 ......................................................................   22,865,000    24,277,828
   Series J-3, 6.00%, 12/01/20 ......................................................................   18,945,000    20,115,612
   Series L, 5.75%, 12/01/19 ........................................................................   22,240,000    23,658,690
   Series L, 5.50%, 12/01/23 ........................................................................   52,395,000    54,689,901
   Series L, 5.875%, 12/01/25 .......................................................................   40,070,000    42,977,479
   Series O, 5.00%, 12/01/22 ........................................................................    5,500,000     5,514,245
   Series Q, MBIA Insured, 5.375%, 12/01/27 .........................................................   18,000,000    18,734,940
   Series S, 5.00%, 12/01/22 ........................................................................   11,855,000    11,891,751
   Series S, 5.00%, 12/01/29 ........................................................................   10,980,000    11,014,038
   California State GO,
   5.75%, 3/01/19 ...................................................................................      700,000       755,076
   5.50%, 3/01/20 ...................................................................................    5,500,000     5,814,490
   5.25%, 10/01/20 ..................................................................................   11,170,000    11,525,206
   5.75%, 3/01/23 ...................................................................................      645,000       697,948
   5.90%, 4/01/23 ...................................................................................    3,300,000     3,580,665
   5.00%, 10/01/23 ..................................................................................   26,050,000    26,137,268
   6.00%, 3/01/24 ...................................................................................      570,000       626,487
   6.00%, 5/01/24 ...................................................................................    2,565,000     2,824,783
   5.00%, 10/01/27 ..................................................................................   78,000,000    78,261,300
   5.125%, 10/01/27 .................................................................................   39,835,000    40,441,687
   AMBAC Insured, 5.90%, 3/01/25 ....................................................................      210,000       229,242
   FGIC Insured, 5.75%, 11/01/17 ....................................................................    2,100,000     2,258,529
   FGIC Insured, 6.00%, 8/01/19 .....................................................................      905,000     1,001,030
   FGIC Insured, 5.625%, 10/01/21 ...................................................................   10,000,000    10,727,500
   FGIC Insured, 5.625%, 10/01/26 ...................................................................   52,500,000    56,319,375
   FGIC Insured, Pre-Refunded, 6.00%, 8/01/19 .......................................................    4,095,000     4,643,239
   MBIA Insured, 6.00%, 10/01/21 ....................................................................      160,000       173,310
   MBIA Insured, 5.00%, 10/01/23 ....................................................................   15,000,000    15,081,900
   MBIA Insured, 6.00%, 8/01/24 .....................................................................      990,000     1,095,049
   MBIA Insured, Pre-Refunded, 6.00%, 8/01/24 .......................................................   25,500,000    28,913,940
   Pre-Refunded, 6.00%, 3/01/24 .....................................................................    6,430,000     7,226,806
   Pre-Refunded, 6.00%, 5/01/24 .....................................................................   27,725,000    31,240,807
   Pre-Refunded, AMBAC Insured, 5.90%, 3/01/25 ......................................................   15,000,000    16,911,600
   Refunding, 5.625%, 9/01/24 .......................................................................   10,650,000    11,433,201
   Refunding, FGIC Insured, 5.00%, 2/01/25 ..........................................................   28,105,000    28,192,969
   Refunding, FGIC Insured, 5.375%, 6/01/26 .........................................................    7,500,000     7,810,575
   California State GO, (cont.)
   Various Purposes, 5.50%, 4/01/15 ................................................................. $ 21,920,000  $ 23,345,458
   Various Purposes, FSA Insured, 5.50%, 4/01/19 ....................................................    6,500,000     6,832,410
   Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 ............................................   29,000,000    29,530,990
   Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ............................................   21,710,000    22,114,240
   Veterans Bonds, Series BD, BE, and BF, AMBAC Insured, 6.20%, 2/01/16 .............................   11,500,000    11,704,125
   Veterans Bonds, Series BD, BE, and BF, AMBAC Insured, 6.375%, 2/01/27 ............................   45,000,000    45,810,000
   Veterans Bonds, Series BH, 5.50%, 12/01/18 .......................................................   44,250,000    45,526,613
   Veterans Bonds, Series BH, 5.60%, 12/01/32 .......................................................   44,235,000    45,490,389
   Veterans Bonds, Series BH, FSA Insured, 5.40%, 12/01/16 ..........................................    8,250,000     8,514,743
   Veterans Bonds, Series BH, FSA Insured, 5.50%, 12/01/24 ..........................................   22,265,000    22,684,918
   Veterans Bonds, Series BN, 5.45%, 12/01/28 .......................................................   21,575,000    21,831,743
   California State HFA, Mortgage Revenue, Series L, MBIA Insured, 6.40%, 8/01/27 ...................   16,495,000    17,917,529
   California State Local Government Finance Authority Revenue,
    Marin Valley, Series A, FSA Insured,  5.85%, 10/01/27 ...........................................    6,735,000     7,459,619
   California State Public Works Board, Lease Revenue,
   California Science Center, Series A, 5.25%, 10/01/22 .............................................    8,645,000     8,892,247
   California State University, Various Projects, Series A, 6.30%, 10/01/04 .........................    5,250,000     5,850,915
   California State University, Various Projects, Series A, 6.375%, 10/01/05 ........................    6,815,000     7,600,361
   California State University, Various Projects, Series A, 6.50%, 10/01/06 .........................   10,695,000    11,976,582
   Department of Corrections, California State Prison at Coalinga,
    Series B, MBIA Insured, 5.375%, 12/01/19 ........................................................   15,250,000    15,765,450
   Department of Corrections, Corcoran II Facility, Series A, AMBAC Insured, 5.25%, 1/01/21 .........   17,405,000    17,867,103
   Department of Corrections, Refunding, Series B, MBIA Insured, 5.00%, 9/01/21 .....................   53,980,000    54,170,010
   Department of Justice Building, Series A, FSA Insured, 5.80%, 5/01/15 ............................    5,500,000     5,992,855
   Department of Justice Building, Series A, FSA Insured, 5.625%, 5/01/20 ...........................    5,000,000     5,292,650
   Southern California Veterans Home, Series A, Pre-Refunded, 6.375%, 10/01/08 ......................    3,000,000     3,461,670
   Southern California Veterans Home, Series A, Pre-Refunded, 6.50%, 10/01/14 .......................    3,750,000     4,352,025
   Trustees California State University, Refunding, Series A, 5.00%, 10/01/19 .......................    8,500,000     8,488,950
   University of California, Various Projects, Refunding, Series A, 5.50%, 6/01/21 ..................   14,000,000    14,624,680
   University of California, Various Projects, Series A, Pre-Refunded, 6.375%, 11/01/14 .............   23,130,000    26,727,178
   University of California, Various Projects, Series B, 5.50%, 6/01/19 .............................   13,000,000    13,580,060
   University of California, Various Projects, Series B, Pre-Refunded, 6.625%, 12/01/14 .............    7,415,000     8,681,185
   University of California, Various Projects, Series C, 5.125%, 9/01/22 ............................   20,000,000    20,358,800
   Various California Community Colleges, Refunding, Series A, 5.90%, 4/01/17 .......................    8,320,000     9,155,162
   Various Community College Projects, Series A, 5.625%, 12/01/18 ...................................    7,535,000     7,907,229
   Various University of California Projects, Refunding, Series A, 5.00%, 6/01/23 ...................   23,175,000    23,211,617
   Various University of California Projects, Series A, Pre-Refunded, 6.375%, 10/01/14 ..............   11,480,000    13,246,657
   Various University of California Projects, Series A, Pre-Refunded, 6.375%, 10/01/19 ..............    2,150,000     2,480,864
   California State University Headquarters, Building Authority,
    Lease Revenue, Series B, MBIA Insured,  5.25%, 9/01/22 ..........................................    6,850,000     7,073,790
   California State Veterans Bonds,
   Series BM, 5.45%, 12/01/25 .......................................................................   36,635,000    37,198,080
   Series BN, 5.375%, 12/01/21 ......................................................................   24,870,000    25,158,989
   California Statewide CDA Revenue, COP,
   6.10%, 12/01/15 ..................................................................................    2,255,000     2,498,968
   California Lutheran Homes, 5.75%, 11/15/15 .......................................................    5,000,000     5,418,400
   Catholic Health Care West, MBIA Insured, 5.50%, 7/01/23 ..........................................   11,240,000    11,680,945
   California Statewide CDA Revenue, COP, (cont.)
   Cedars-Sinai Medical Center, 6.75%, 8/01/22 ...................................................... $ 23,530,000  $ 24,472,612
   CHFCLP Insured Health Facilities, AIDS Project, Series A, 6.25%, 8/01/22 .........................    2,590,000     2,790,078
   CHFCLP Insured Health Facilities, Children's Campus, 6.375%, 9/01/12 .............................    2,765,000     3,025,380
   CHFCLP Insured Health Facilities, Children's Campus, 6.50%, 9/01/22 ..............................    3,000,000     3,267,480
   CHFCLP Insured Health Facilities, Eskaton Properties, 6.75%, 5/01/21 .............................    9,600,000    10,482,144
   CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, 5.75%, 10/01/25 ............   36,000,000    38,550,600
   CHFCLP Insured Hospital, Triad Health Care, ETM, Refunding, 6.25%, 8/01/06 .......................    2,000,000     2,250,660
   CHFCLP Insured Hospital, Triad Health Care, Refunding, Pre-Refunded, 6.50%, 8/01/22 ..............   80,230,000    89,619,317
   CHFCLP Insured, 5.90%, 8/01/21 ...................................................................    4,000,000     4,362,760
   CHFCLP Insured, 7.25%, 12/01/22 ..................................................................    5,120,000     6,004,634
   CHFCLP Insured, Retirement Housing Foundation, Refunding, 6.625%, 4/15/12 ........................    7,000,000     7,681,730
   CHFCLP Insured, Retirement Housing Foundation, Refunding, 6.75%, 4/15/22 .........................   16,000,000    17,457,440
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/15 ........................................    5,365,000     5,874,353
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/20 ........................................    3,775,000     4,108,635
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/25 ........................................    4,755,000     5,175,247
   Health Facilities, Barton Memorial Hospital, Refunding, Series B, 6.40%, 12/01/05 ................      250,000       271,443
   Salk Institute, Connie Lee Insured, 6.20%, 7/01/24 ...............................................    7,065,000     7,733,985
   Sisters Charity Leavenworth, 5.00%, 12/01/23 .....................................................   11,375,000    11,381,029
   St. Joseph Health System Group, Pre-Refunded, 6.50%, 7/01/15 .....................................    8,395,000     9,721,578
   St. Joseph Health System Group, Pre-Refunded, 6.625%, 7/01/21 ....................................   12,500,000    14,555,375
   Sutter Health Obligation Group, MBIA Insured, 5.50%, 8/15/22 .....................................   25,520,000    26,870,774
   Sutter Health Obligated Group, Refunding, AMBAC Insured, 6.00%, 8/15/09 ..........................    6,465,000     7,072,969
   Sutter Health Obligated Group, Refunding, AMBAC Insured, 6.125%, 8/15/22 .........................    9,330,000    10,136,392
   Sutter Health Obligated Group, Refunding, MBIA Insured, 5.50%, 8/15/23 ...........................   14,000,000    14,557,900
   California Statewide CDA,
   COP, Kaiser, 5.30%, 12/01/15 .....................................................................   32,200,000    32,903,892
   COP, MBIA Insured, 5.00%, 4/01/18 ................................................................    7,000,000     7,030,310
   COP, MBIA Insured, 5.125%, 4/01/23 ...............................................................    6,000,000     6,085,860
   Lease Revenue, Oakland Convention Center Project,
    Refunding, AMBAC Insured, 5.50%, 10/01/14 .......................................................   10,000,000    10,402,100
   Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 ................   58,920,000    60,995,752
   Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 ....................   14,125,000    14,710,481
   MFHR, Borregas Court Project, Series J, 6.30%, 3/20/39 ...........................................    7,476,000     8,105,105
   MFHR, Series E, 6.40%, 6/01/28 ...................................................................    8,000,000     8,627,760
   St. Joseph Health System, Refunding, 5.125%, 7/01/17 .............................................    5,000,000     5,063,500
   St. Joseph Health System, Refunding, 5.25%, 7/01/21 ..............................................    7,750,000     7,902,443
   Water Revenue, Refunding, Series A, 6.10%, 7/01/21 ...............................................    4,615,000     5,026,243
   California Statewide Community Development Corp., COP,
   Pacific Homes, Series A, 6.00%, 4/01/17 ..........................................................    6,270,000     6,737,805
   Villaview Community Hospital, CHFCLP Insured, 7.00%, 9/01/09 .....................................    4,250,000     4,691,830
   California Urban Waterfront Area Restoration, 7.40%, 10/01/20 ....................................    2,575,000     2,679,365
   California Valley HFA Revenue Home Mortgage, MBIA Insured, 5.65%, 2/01/27 ........................   20,000,000    20,640,200
   Camarillo COP, Capital Improvement Corp., Pre-Refunded, 7.625%, 4/01/08 ..........................    4,495,000     4,680,778
   Cambria Community Services,
   Sewer District Revenue, Refunding, BIG Insured, Pre-Refunded, 7.40%, 5/01/15 .....................    1,570,000     1,639,441
   Water District Revenue, Refunding, BIG Insured, Pre-Refunded, 7.40%, 5/01/15 .....................      940,000       981,576

   Campbell COP, Civic Center Project, Refunding,
   MBIA Insured, 5.25%, 10/01/28 ....................................................................  $ 6,260,000   $ 6,465,954
   Series 1991, Pre-Refunded, 6.75%, 10/01/17 .......................................................    1,410,000     1,558,868
   Campbell Housing Facility Revenue, San Tomas Gardens Project,
    Series A, 6.625%, 10/20/34 ......................................................................    5,615,000     6,026,860
   Campbell USD, Series A, MBIA Insured, Pre-Refunded, 6.25%, 8/01/19 ...............................    3,250,000     3,727,295
   Camrosa Water District, COP, Water System Improvement Projects,
    MBIA Insured, 6.00%, 1/15/20 ....................................................................    5,120,000     5,654,528
   Capistrano Bay Park and Recreation District, COP, Special Lease Finance,
    Series Q, 6.35%, 8/01/12 ........................................................................    2,800,000     2,905,784
   Capistrano Unified Public Financing Authority, Special Tax Revenue,
    First Lien, Refunding, Series A,
    AMBAC Insured, 5.70%, 9/01/20 ...................................................................   10,640,000    11,465,664
   Capistrano USD, Community Facilities District Special Tax, No 92-1 Las Flores,
    MBIA Insured, 5.00%, 9/01/23 ....................................................................    9,595,000     9,628,774
   Carson RDA, Project Area No. 1, Refunding, Series 1992, 6.375%,
   10/01/12 .........................................................................................    3,965,000     4,303,096
   10/01/16 .........................................................................................    1,565,000     1,686,522
   Castaic Lake Water Agency COP, Water System Improvement Project,
    Refunding, Series A, MBIA Insured,
   6.125%, 8/01/15 ..................................................................................   11,540,000    12,857,176
   6.00%, 8/01/18 ...................................................................................    5,345,000     5,891,687
   Cathedral City Public Financing Authority Revenue, Tax Allocation,
    Redevelopment Projects, Refunding,
    Series A, MBIA Insured, 5.70%, 8/01/24 ..........................................................   11,210,000    12,002,771
   Central Coast Water Authority Revenue, South Water Project Facility, Refunding, Series A,
    AMBAC Insured, 5.00%, 10/01/22 ..................................................................    5,000,000     5,015,550
   Central San Joaquin Water Conservation District, COP, Series 1990, 7.65%, 12/01/18 ...............    5,800,000     6,120,276
   Cerritos Public Financing Authority Revenue, Los Coyotes
    Redevelopment Project, Loan, Series A,
    AMBAC Insured, 5.75%, 11/01/22 ..................................................................    5,500,000     5,893,635
   Chaffey Community College District, COP, 7.40%, 11/01/14 .........................................    5,000,000     5,721,150
   Chico Public Financing Authority Revenue, Southeast Chico Redevelopment Project, Series A,
    FGIC Insured, 6.625%, 4/01/21 ...................................................................    1,955,000     2,070,873
   Chico RDA Revenue, COP, Insured Health Facilities, Sierra Sunrise Lodge,
   6.80%, 2/01/11 ...................................................................................    4,110,000     4,443,198
   6.75%, 2/01/21 ...................................................................................    2,800,000     2,999,948
   Chino RDA, Tax Allocation, Central City Redevelopment Project, 7.00%, 9/01/22 ....................    9,980,000    10,949,058
   Chino USD, COP, Land Acquisition,
   Series C, BIG Insured, Pre-Refunded, 7.45%, 9/01/24 ..............................................    2,585,000     2,735,292
   Series D, BIG Insured, 7.45%, 9/01/24 ............................................................    7,715,000     7,977,850
   Series E, BIG Insured, 7.50%, 9/01/24 ............................................................      505,000       522,428
   Series G, BIG Insured, Pre-Refunded, 7.35%, 9/01/24 ..............................................    2,480,000     2,622,005
   Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club,
   8.10%, 9/02/01 ...................................................................................      120,000       124,682
   8.20%, 9/02/02 ...................................................................................      180,000       187,020
   8.25%, 9/02/03 ...................................................................................      180,000       186,980
   8.30%, 9/02/04 ...................................................................................      230,000       238,869
   8.30%, 9/02/05 ...................................................................................      265,000       275,107
   8.35%, 9/02/06 ...................................................................................      250,000       259,480
   8.35%, 9/02/07 ...................................................................................      315,000       326,841
   8.375%, 9/02/08 ..................................................................................      330,000       342,151
   8.375%, 9/02/09 ..................................................................................      355,000       367,997
   8.40%, 9/02/10 ...................................................................................       40,000        41,460
   8.40%, 9/02/11 ...................................................................................      360,000       373,230
   Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club, (cont.)
   8.40%, 9/02/12 ...................................................................................    $ 420,000     $ 435,347
   8.40%, 9/02/13 ...................................................................................      485,000       502,722
   Clayton Special Tax, CFD No. 90-1, Pre-Refunded, 8.60%, 9/02/22 ..................................    6,215,000     6,883,299
   Clovis COP, 7.20%, 8/01/11 .......................................................................    2,670,000     2,971,550
   Clovis Sewer Revenue, Refunding, MBIA Insured, 5.20%, 8/01/28 ....................................    6,000,000     6,127,200
   Coachella RDA, Tax Allocation, Project Area No. 4, Refunding,
    Pre-Refunded, 8.45%, 9/01/20 ....................................................................    1,750,000     1,939,980
   Coachella Valley COP, ID No. 71, Storm Water District,
    Flood Central Project, Pre-Refunded, 6.75%, 10/01/12 ............................................    3,000,000     3,390,660
   Coachella Valley USD, COP, 8.25%, 9/01/12 ........................................................    6,375,000     6,834,000
   Coalinga Public Financing Authority Revenue, Series B, 6.625%, 9/15/21 ...........................    8,120,000     8,278,665
   Coastside County Water District, 1915 Act, Crystal Springs Project, Refunding, 4.40%, 9/02/99 ....      795,000       796,940
   Colma 1915 Act, Local ID No. 1, Refunding,
   4.70%, 9/02/99 ...................................................................................      425,000       427,652
   4.90%, 9/02/00 ...................................................................................      440,000       446,222
   Colton RDA, MFR, Seniors Housing Project, Series A, 7.75%, 7/01/22 ...............................    4,100,000     4,259,777
   Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 ..................................    1,555,000     1,655,624
   Commerce Joint Powers Financing Authority, Lease Revenue,
    Community Center, Series A, 6.25%, 10/01/22 .....................................................    4,000,000     4,366,040
   Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ..............   31,825,000    37,881,616
   Compton COP, Civic Center & Capital Improvement, Refunding, Series A, 5.50%, 9/01/15 .............    5,000,000     5,216,500
   Compton CRDA, Tax Allocation,
   Series 1, FSA Insured, 6.75%, 8/01/13 ............................................................    7,375,000     8,190,749
   Walnut Industrial Park, Series 1985, AMBAC Insured, Pre-Refunded, 10.20%, 8/01/09 ................   13,000,000    14,119,300
   Compton Sewer Revenue,
   6.75%, 7/01/23 ...................................................................................    4,535,000     5,200,647
   Series 1993, 6.60%, 7.01/12.......................................................................    1,405,000     1,602,150
   Concord RDA, Tax Allocation, Central Concord Redevelopment Project,
    Refunding, Sub-Series A,
    6.00%, 7/01/19 ..................................................................................    8,395,000     8,796,197
   Contra Costa County COP,
   Capital Projects Program, Refunding, AMBAC Insured, 5.25%, 2/01/21 ...............................    6,570,000     6,802,578
   Merrithew Memorial Hospital Project, Refunding, MBIA Insured, 5.50%, 11/01/22 ....................   11,000,000    11,693,880
   Series 1994, Pre-Refunded, 6.50%, 8/01/24 ........................................................    4,500,000     5,206,365
   Contra Costa County MFHR, Byron Park Project, Refunding,
    Series C, GNMA Secured, 6.40%, 1/20/31 ..........................................................    5,930,000     6,462,336
   Contra Costa Transportation Authority Revenue, Sales Tax, ETM, Series A,
   6.875%, 3/01/07 ..................................................................................   13,900,000    15,150,583
   FGIC Insured, 6.50%, 3/01/09 .....................................................................    1,000,000     1,081,520
   Contra Costa Water District Revenue, Refunding, Series F,
    FGIC Insured, 5.00%, 10/01/20 ...................................................................    5,000,000     5,010,200
   Corcoran Hospital District Revenue, Series A, 6.55%, 7/01/12 .....................................    1,305,000     1,406,385
   Corona 1915 Act,
   AD No. 79-2 & 80-1, Refunding, 8.10%, 9/02/99 ....................................................    1,390,000     1,427,322
   AD No. 79-2 & 80-1, Refunding, 8.10%, 9/02/00 ....................................................    1,500,000     1,562,100
   AD No. 79-2 & 80-1, Refunding, 8.10%, 9/02/01 ....................................................    1,595,000     1,660,044
   AD No. 79-2 & 80-1, Refunding, 8.10%, 9/02/02 ....................................................    1,690,000     1,758,208
   AD No. 79-2 & 80-1, Refunding, 8.10%, 9/02/03 ....................................................    1,800,000     1,871,892
   AD No. 79-2 & 80-1, Refunding, 8.10%, 9/02/04 ....................................................    1,885,000     1,959,495
   AD No. 79-2, Northeast Area, Series B, 7.75%, 9/02/99 ............................................      760,000       778,080
   AD No. 79-2, Northeast Area, Series B, 7.80%, 9/02/00 ............................................      810,000       842,570
   AD No. 79-2, Northeast Area, Series B, 7.80%, 9/02/01 ............................................      875,000       909,633
   AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/02 ............................................      940,000       976,998
   Corona 1915 Act, (cont.)
   AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/03 ............................................  $ 1,000,000   $ 1,038,940
   AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/04 ............................................    1,075,000     1,116,420
   Corona COP,
   Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .................................   15,000,000    21,374,250
   Vista Hospital System, Refunding, Series C, 9.50%, 7/01/20 .......................................   22,325,000    26,905,420
   Corona RDA, Tax Allocation, Redevelopment Project Area A,
    Refunding, Series A, FGIC Insured, 6.25%, 9/01/16 ...............................................    3,000,000     3,365,520
   Corona-Norco USD,
   Lease Revenue, Land Acquisition, Series A, FSA Insured, 6.00%, 4/15/29 ...........................   18,435,000    20,233,150
   Special Tax, CFD No. 88-1, Pre-Refunded, 7.55%, 10/01/14 .........................................    5,195,000     5,568,001
   CSAC Finance Corp., COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 ................    2,100,000     2,117,514
   Cucamonga School District, COP, Pre-Refunded, 7.60%, 12/01/15 ....................................    1,750,000     1,870,715
   Culver City Redevelopment Finance Authority Revenue, Subordinated Lien,
   Project Loans, Series B, Pre-Refunded,
   7.50%, 12/01/08 ..................................................................................    1,630,000     1,732,690
   7.60%, 12/01/15 ..................................................................................    7,955,000     8,451,869
   AMBAC Insured, 7.50%, 12/01/08 ...................................................................    3,370,000     3,598,688
   AMBAC Insured, 7.60%, 12/01/15 ...................................................................   16,445,000    17,579,376
   Culver City USD, MBIA Insured, 5.75%, 8/01/36 ....................................................    5,000,000     5,461,450
   Cupertino COP,
   Memorial Park Expansion Project, Bank Qualified, Pre-Refunded, 7.25%, 7/01/10 ....................    4,110,000     4,442,705
   Refunding, Series A, 5.75%, 1/01/16 ..............................................................    5,000,000     5,266,850
   Refunding, Series B, 6.25%, 7/01/10 ..............................................................    3,535,000     3,853,892
   Cypress COP, Civic Center, Refunding & Improvement Project, 6.80%, 8/01/17 .......................    3,440,000     3,741,447
   Desert Hot Springs RDA, Tax Allocation, Redevelopment Project No. 2,
    Series A, 6.625%, 9/01/20 .......................................................................    1,230,000     1,338,043
   Downey Community Development Commission, Tax Allocation, Downey Redevelopment Project,
    Refunding, MBIA Insured, 5.125%,
   8/01/20 ..........................................................................................    2,770,000     2,812,021
   8/01/28 ..........................................................................................    4,120,000     4,167,792
   Duarte COP, City Civic Center, Refunding, 7.00%, 6/15/22 .........................................    5,370,000     5,845,675
   Duarte RDA, Tax Allocation, Las Lomas Redevelopment Project, Refunding, 8.00%, 8/01/07 ...........    1,695,000     1,728,205
   East Bay MUD,
   Wastewater System Revenue, Subordinated, MBIA Insured, 5.00%, 6/01/38 ............................   23,115,000    23,194,516
   Water System Revenue, Subordinated, MBIA Insured, 5.00%, 6/01/38 .................................   64,095,000    64,315,487
   Water System Revenue, Subordinated, Refunding, 6.00%, 6/01/20 ....................................   15,100,000    16,291,994
   Water System Revenue, Subordinated, Refunding, 5.00%, 6/01/26 ....................................    7,280,000     7,301,622
   East Bay Regional Park District, Series D, 5.00%, 9/01/23 ........................................    8,985,000     9,019,413
   East Side Union High School District, Santa Clara County,
    Series D, FGIC Insured, 5.80%, 9/01/21 ..........................................................    9,100,000     9,845,927
   Eastern Municipal Water District Revenue, Water and Sewer,
    COP, Refunding, Series A, FGIC Insured,
    6.30%, 7/01/20 ..................................................................................    7,975,000     8,525,913
   El Cajon RDA, Tax Allocation, Redevelopment Project,
    Refunding, AMBAC Insured, 5.35%, 10/01/22 .......................................................   11,285,000    11,702,771
   El Camino Hospital District Revenue, ETM, Refunding, Series A, 7.25%, 8/15/09 ....................    8,945,000    10,812,805
   El Dorado County Board Authority Lease Revenue, Capital Facilities Project,
    Pre-Refunded, 7.40%, 11/01/09 ...................................................................    5,500,000     6,023,820
   El Dorado Union High School District, COP, Capital Projects, 6.30%, 8/01/12 ......................    3,390,000     3,606,011
   El Monte Public Financing Authority Revenue, Tax Allocation,
    Downtown El Monte Redevelopment Project,
    Series A, 6.35%, 12/01/23 .......................................................................    2,510,000     2,683,265

   Emeryville Public Financing Authority Revenue,
   Housing Increment, Series A, Pre-Refunded, 6.20%, 9/01/25 ........................................  $ 2,970,000   $ 3,439,141
   Housing Increment, Unrefunded Balance, 6.20%, 9/01/25 ............................................    3,115,000     3,367,004
   Shellmound Park Redevelopment & Housing Project, Series B, MBIA Insured, 5.00%, 9/01/28 ..........   20,000,000    20,065,800
   Empire Union School District,
   COP, Garst School Supplies Financing Project, 6.75%, 12/01/17 ....................................    1,165,000     1,259,318
   Special Tax, CFD No. 1987-1, Refunding, Series A, MBIA Insured, 6.50%, 10/01/17 ..................    2,700,000     2,987,415
   Escondido COP,
   Escondido Mobile Home Park, 7.25%, 3/01/07 .......................................................    1,000,000     1,072,580
   Escondido Mobile Home Park, 7.40%, 3/01/21 .......................................................    4,910,000     5,243,536
   Wastewater Project, Refunding, AMBAC Insured, 5.70%, 9/01/26 .....................................   13,465,000    14,565,360
   Wastewater Project, Refunding, AMBAC Insured, 5.80%, 9/01/26 .....................................      400,000       438,196
   Fairfield 1915 Act,
   Green Valley Road/Mangels Boulevard, 8.00%, 9/02/11 ..............................................    1,000,000     1,035,580
   North Cordelia ID, 8.00%, 9/02/11 ................................................................      345,000       357,275
   Fairfield Public Financing Authority Revenue,
   Fairfield Redevelopment Projects, Series A, 7.80%, 8/01/19 .......................................    2,145,000     2,191,718
   Municipal Park Improvement District No 1, Series A, FSA Insured, 5.00%, 7/01/23 ..................    5,000,000     5,017,250
   Fairoaks Fire Protection District, COP, 8.00%, 12/01/15 ..........................................    1,960,000     2,108,352
   Fallbrook Union High School District, San Diego County, Series A,
    MBIA Insured, Pre-Refunded, 6.25%, 9/01/19 ......................................................    6,000,000     6,891,000
   Fillmore COP, Water System Improvement Project, AMBAC Insured, 7.70%, 5/01/19 ....................    2,590,000     3,111,626
   Folsom Public Financing Authority Revenue, Local Agency,
   7.25%, 10/01/10 ..................................................................................    3,000,000     3,190,050
   8.00%, 10/01/18 ..................................................................................    7,590,000     7,731,857
   Folsom Special Tax, CFD No. 2, Pre-Refunded,
   7.60%, 12/01/09 ..................................................................................    3,910,000     4,179,712
   7.70%, 12/01/19 ..................................................................................    3,950,000     4,226,935
   Fontana Public Financing Authority Revenue, Tax Allocation, North Fontana Redevelopment,
   Series B, 6.30%, 1/15/24 .........................................................................    1,905,000     2,002,955
   Subordinated Lien, Series A, Pre-Refunded, 7.65%, 12/01/09 .......................................    2,000,000     2,273,240
   Subordinated Lien, Series A, Pre-Refunded, 7.75%, 12/01/20 .......................................   11,005,000    12,541,078
   Fontana RDA, Tax Allocation,
   Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%, 10/01/27 .........................   12,500,000    12,895,375
   Jurupa Hills Redevelopment Project, Refunding, Series A, Pre-Refunded, 7.10%, 10/01/23 ...........   10,000,000    11,430,900
   Southwest Industrial Park Project, Refunding, MBIA Insured, 5.00%, 9/01/22 .......................    7,500,000     7,489,275
   Southwest Industrial Park Project, Refunding, MBIA Insured, 5.20%, 9/01/30 .......................    7,195,000     7,338,756
   Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien, Series A,
   6.50%, 1/01/32 ...................................................................................  108,175,000   119,959,585
   6.00%, 1/01/34 ...................................................................................  132,495,000   143,013,778
   5.00%, 1/01/35 ...................................................................................    8,955,000     8,749,125
   Fort Bragg RDA Revenue, Tax Allocation, Fort Bragg Redevelopment Project,
    Series A, 6.875%, 5/01/18 .......................................................................    2,015,000     2,174,850
   Fortuna and Susanville Cities, COP, Series B, 7.375%, 9/01/17 ....................................    2,000,000     2,138,600
   Fremont COP, Series A, MBIA Insured, 5.90%, 8/01/25 ..............................................    8,320,000     8,695,315
   Fremont RDA, Tax Allocation, Irvington Redevelopment Project, 7.75%, 8/01/06 .....................    1,980,000     2,024,055
   Fresno USD, GO, Series D, FSA Insured, 5.125%, 8/01/22 ...........................................    6,070,000     6,194,010
   Fresno County COP, American Avenue Landfill Project,
   ETM, 7.60%, 11/01/98 .............................................................................      275,000       275,877
   Fresno County COP, American Avenue Landfill Project, (cont.)
   ETM, 7.75%, 11/01/99 .............................................................................    $ 295,000     $ 309,089
   ETM, 7.90%, 11/01/00 .............................................................................      320,000       347,696
   ETM, 8.00%, 11/01/01 .............................................................................      345,000       388,442
   Pre-Refunded, 8.25%, 11/01/13 ....................................................................    7,185,000     8,334,456
   Fresno County HFR, Mortgage Loans, Series A, 12.50%, 9/15/12 .....................................       10,000        10,013
   Fresno County Office of Education, COP, Capital Outlay Financing Program,
    Series C, 7.50%, 12/01/10 .......................................................................    2,470,000     2,645,494
   Fresno Health Facilities Revenue, Holy Cross Health Systems Corp.,
    MBIA Insured, 5.625%, 12/01/15 ..................................................................    5,000,000     5,323,500
   Fresno RDA Revenue, Tax Allocation, Mariposa Redevelopment Project,
    Series A, 6.625%, 2/01/23 .......................................................................    1,505,000     1,594,909
   Fresno Sewer Revenue, Series A, MBIA Insured, 5.00%, 9/01/23 .....................................   13,390,000    13,430,840
   Fresno USD, COP, Project Phase VI, Series A, Pre-Refunded, 7.20%, 5/01/11 ........................    7,065,000     7,816,857
   Galt 1915 Act, AD No. 9, 7.75%, 9/02/24 ..........................................................    5,705,000     5,906,615
   Galt COP, Waste Water Improvement, 7.80%, 9/01/10 ................................................    3,340,000     3,562,878
   Galt Middle School, Joint Powers Authority, Special Tax, CFD No. 1, 8.00%, 9/01/15 ...............    3,980,000     4,023,979
   Glendale USD, COP, Series A, AMBAC Insured, 6.00%, 3/01/19 .......................................    7,250,000     7,931,645
   Grand Terrace Public Financing Authority, Series A, Pre-Refunded, 7.85%, 6/01/21 .................    2,945,000     3,314,244
   Grass Valley Hospital Revenue, Insured, Sierra Nevada Memorial Hospital, 7.25%, 4/01/19 ..........    3,000,000     3,109,890
   Hawaiian Gardens Public Finance Authority, Tax Allocation,
    Series 1988, Pre-Refunded, 7.90%, 12/01/13 ......................................................    9,375,000     9,630,375
   Hawaiian Gardens RDA, Tax Allocation, Project No. 1,
   ETM, Refunding, 8.00%, 12/01/10 ..................................................................    7,240,000     8,837,072
   Refunding, 6.35%, 12/01/33 .......................................................................   13,000,000    13,866,970
   Hemet USD, COP, Series 1991, Pre-Refunded, 8.00%, 12/01/13 .......................................    4,000,000     4,587,880
   Hemet Valley Hospital District Revenue, COP, Hemacinto Community Corp. Project,
    Series A, 7.75%, 5/01/19 ........................................................................    2,570,000     2,652,985
   Hesperia Public Financing Authority Revenue, Highway and Street Improvement,
    Series A, 6.10%, 10/01/10 .......................................................................    1,600,000     1,748,560
   Hesperia Water District, COP, Water Facilities Improvement Project,
    Refunding, FGIC Insured, 7.15%, 6/01/26 .........................................................    5,000,000     5,546,600
   Hollister RDA, Tax Allocation, Community Development Project,
   Series 1989, Pre-Refunded, 7.55%, 10/01/13 .......................................................    2,000,000     2,124,200
   Series B, FSA Insured, 6.625%, 10/01/07 ..........................................................    1,905,000     2,103,444
   Series B, FSA Insured, 6.75%, 10/01/13 ...........................................................    1,495,000     1,645,651
   Huntington Beach COP, Emerald Cove Senior Citizens Housing Project,
    Refunding, 7.00%, 9/01/21 .......................................................................    3,655,000     3,828,613
   Huntington Beach Public Financing Authority Revenue,
    Huntington Beach Redevelopment Projects,
    Refunding, Series 1992, 7.00%, 8/01/24 ..........................................................    2,630,000     2,783,434
   Huntington Park Public Financing Authority, Series A,
   Lease Revenue, Pre-Refunded, 7.875%, 9/01/19 .....................................................    4,690,000     4,978,154
   Local Agency Revenue, Refunding, MBIA Insured, 6.45%, 9/01/22 ....................................   10,000,000    11,288,300
   Huntington Park RDA, Sales and Use Tax Revenue,
    Junior Lien, Tax Allocation, Merged Project,
    Pre-Refunded, 8.00%, 1/01/22 ....................................................................   11,665,000    12,521,444
   Imperial COP, Water System Refining Program, Refunding,
   Series A, 5.85%, 10/15/16 ........................................................................    2,625,000     2,766,934
   Series A, 5.875%, 10/15/20 .......................................................................    4,535,000     4,775,446
   Series B, 5.85%, 10/15/16 ........................................................................    1,820,000     1,918,407
   Series B, 5.875%, 10/15/20 .......................................................................    3,175,000     3,343,339
   Imperial Irrigation District, COP, Electric System Project,
    Series 1994, 6.00%, 11/01/18 ....................................................................   21,010,000    22,988,092
   Indio Public Financing Authority Revenue, Tax Allocation, Refunding, Series 1992,
   6.85%, 8/15/01 ...................................................................................      255,000       273,778
   6.95%, 8/15/02 ...................................................................................      275,000       295,741
   7.10%, 8/15/03 ...................................................................................      300,000       323,427
   Indio Public Financing Authority Revenue, Tax Allocation, Refunding, Series 1992, (cont.)
   7.30%, 8/15/22 ................................................................................... $ 12,120,000  $ 13,109,598
   Industry COP, Refunding, 6.625%, 6/01/06 .........................................................   11,380,000    13,161,880
   Industry Urban Development Agency, Tax Allocation,
    Transportation District No. 3 Project, Refunding,
    6.90%, 11/01/07 .................................................................................    5,860,000     6,474,948
   Inglewood Hospital Revenue, Daniel Freeman Hospital, Inc.,
    Pre-Refunded, 6.75%, 5/01/13 ....................................................................   12,000,000    13,145,520
   Inglewood Public Financing Authority Revenue,
    La Cinega Redevelopment Project, Series A,
    AMBAC Insured, 6.00%, 5/01/16 ...................................................................    7,410,000     7,988,499
   Inglewood USD, COP, 7.375%, 10/01/05 .............................................................    2,990,000     3,139,590
   Inland Empire Solid Waste Financing Authority Revenue,
    Landfill Improvement Financing Project,
    Series B, FSA Insured,
   6.25%, 8/01/11 ...................................................................................    5,000,000     5,789,300
   6.00%, 8/01/16 ...................................................................................    5,000,000     5,542,650
   Intercommunity Hospital Financing Authority, Solano County COP, 7.75%, 11/01/19 ..................   37,245,000    38,039,063
   Intermodal Container Transfer Facility, Joint Powers Authority Revenue, Refunding, Series A,
   7.65%, 11/01/04 ..................................................................................    9,640,000     9,987,136
   7.70%, 11/01/14 ..................................................................................   27,465,000    28,468,846
   Inyo County COP, Series 1990, 7.30%, 12/01/10 ....................................................    1,470,000     1,515,041
   Irvine USD, Special Tax, CFD No. 86-1, Refunding, AMBAC Insured, 5.80%, 11/01/20 .................    8,165,000     9,018,569
   Irwindale CRDA, Tax Allocation,
   Individual Development Project, Pre-Refunded, 6.60%, 8/01/18 .....................................    1,630,000     1,919,162
   Individual Development Project, Pre-Refunded, 6.625%, 8/01/26 ....................................    9,100,000    10,798,151
   Senior Lien, Refunding, FSA Insured, 5.75%, 8/01/26 ..............................................   10,220,000    11,191,513
   Irwindale Public Finance Authority, Special Tax, CFD No. 1, Pre-Refunded, 8.50%, 11/01/20 ........   10,000,000    11,216,800
   John C. Fremont Hospital District, Health Facility Revenue, 6.75%, 6/01/23 .......................    1,760,000     1,982,094
   Keppel Union School District, Special Tax, CFD No. 1-91, Series A, 7.40%, 9/01/16 ................    2,000,000     2,217,820
   Kern Community College District, COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ....................   17,000,000    17,039,270
   Kern County Board of Education, COP, Refunding, Series A, MBIA Insured, 5.20%, 5/01/28 ...........   13,685,000    13,971,017
   Kern County Housing Authority,
   RRMR, Series A, 9.875%, 9/01/08 ..................................................................    4,330,000     4,362,345
   SFMR, Series A, GNMA Secured, 7.45%, 12/01/02 ....................................................      170,000       177,407
   SFMR, Series A, GNMA Secured, 7.55%, 12/01/07 ....................................................      370,000       400,692
   SFMR, Series A, GNMA Secured, 7.65%, 12/01/12 ....................................................      540,000       584,825
   SFMR, Series A, GNMA Secured, 7.70%, 12/01/23 ....................................................    2,460,000     2,674,414
   SFMR, Series A, GNMA Secured, 7.50%, 10/01/24 ....................................................      835,000       901,742
   Kings River Conservation District, Pine Flat Power Revenue, Refunding, Series D,
   6.00%, 1/01/17 ...................................................................................    6,455,000     6,817,965
   5.50%, 1/01/20 ...................................................................................    6,450,000     6,577,194
   La Habra COP, Park La Habra and Viewpark Projects, FSA Insured,
    Pre-Refunded, 6.625%, 11/01/22 ..................................................................    3,000,000     3,389,010
   La Mesa Parking Authority Lease Revenue, Municipal Forwards,
    Refunding, AMBAC Insured, 6.00%, 10/01/07 .......................................................    3,520,000     3,925,539
   La Mirada RDA,
   Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 7.90%, 10/01/01 ..................      295,000       325,052
   Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 8.00%, 10/01/02 ..................      315,000       347,691
   Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 8.00%, 10/01/03 ..................      340,000       375,285
   Special Tax, Civic Theater Project, CFD No. 89-1, Pre-Refunded, 8.25%, 10/01/20 ..................   12,725,000    14,106,172
   Tax Allocation, Housing, Refunding, Series A, FSA Insured, 5.875%, 8/15/25 .......................    7,100,000     7,770,595

   La Mirada SFMR, 7.65%, 4/01/24 ...................................................................  $ 1,745,000   $ 1,930,232
   La Palma Community Development Commission, Tax Allocation,
    La Palma Community Development Project No. 1,
   7.10%, 6/01/21 ...................................................................................    4,945,000     5,267,414
   6.10%, 6/01/22 ...................................................................................    2,355,000     2,463,589
   La Quinta RDA, Tax Allocation,
   Redevelopment Project Area No. 1, Refunding, AMBAC Insured, 5.20%, 9/01/28 .......................    8,600,000     8,771,828
   Redevelopment Project Area No. 1, Refunding, AMBAC Insured, 5.25%, 9/01/33 .......................    4,300,000     4,422,120
   Redevelopment Project Areas No. 1 & 2, MBIA Insured, 6.00%, 9/01/25 ..............................    7,500,000     8,337,675
   Lake Arrowhead Community Services District, COP, Refunding, FGIC Insured, 6.50%, 6/01/15 .........   10,000,000    10,996,800
   Lake Elsinore Public Financing Authority, Tax Allocation Revenue,
    Lake Elsinore Redevelopment Projects,
    Series A, FSA Insured, 5.80%, 9/01/25 ...........................................................    6,750,000     7,206,705
   Lake Elsinore USD,
   COP, Refunding, 6.90%, 2/01/20 ...................................................................    5,150,000     5,606,754
   Special Tax, CFD No. 8, 7.50%, 9/01/14 ...........................................................    4,825,000     4,871,079
   Special Tax, CFD No. 8, 8.25%, 9/01/16 ...........................................................    4,200,000     4,489,926
   Lakewood RDA, Tax Allocation, Redevelopment Project No. 1,
    Refunding, Series A, FSA Insured, 6.50%, 9/01/17 ................................................    6,705,000     7,407,282
   Lancaster COP, School District Project, Refunding, FSA Insured,
   6.95%, 3/01/12 ...................................................................................    2,640,000     3,027,631
   7.00%, 3/01/22 ...................................................................................    3,555,000     4,045,306
   Lancaster RDA,
   RMR, Los Angeles County, Series A, 10.125%, 9/01/16 ..............................................        5,000         5,025
   Tax Allocation, Amargosa Redevelopment Project, Refunding,
    MBIA Insured, 6.85%, 2/01/19 ....................................................................    6,055,000     6,542,670
   Tax Allocation, Combined Redevelopment Project Areas,
    Housing Program, MBIA Insured, 5.80%, 8/01/23 ...................................................    9,125,000     9,756,085
   Tax Allocation, Combined Redevelopment Project Areas,
    Sheriff's Program, MBIA Insured, 5.70%, 8/01/23 .................................................   13,140,000    13,962,958
   Lassen County COP, Public Facility Project,
   Series A, 7.50%, 11/01/04 ........................................................................    1,260,000     1,327,738
   Series A, 7.60%, 11/01/09 ........................................................................    1,840,000     1,930,270
   Series B, 7.50%, 11/01/04 ........................................................................      945,000       995,803
   Series B, 7.60%, 11/01/09 ........................................................................    1,050,000     1,101,513
   Lemon Grove CDA, Tax Allocation,
   1998 Refunding, 5.75%, 8/01/28 ...................................................................    8,115,000     8,396,022
   Lemon Redevelopment Project, Pre-Refunded, 6.90%, 8/01/20 ........................................    1,000,000     1,131,170
   Lemoore Financing Authority Lease Revenue,
    Water and Waste Water System Improvement Project,
    AMBAC Insured, 6.20%, 12/01/20 ..................................................................    4,400,000     4,912,820
   Lemoore RDA, Tax Allocation, Refunding, 6.85%, 8/01/25 ...........................................    6,105,000     6,706,892
   Liberty Union High School District, Series A, FSA Insured, 6.20%, 8/01/19 ........................    2,745,000     3,067,345
   Little Lake City School District, COP, Refunding, Series A,
   6.15%, 6/01/06 ...................................................................................      280,000       293,115
   6.20%, 6/01/07 ...................................................................................      300,000       314,043
   6.25%, 6/01/08 ...................................................................................      315,000       329,323
   6.25%, 6/01/09 ...................................................................................      335,000       349,412
   6.25%, 6/01/10 ...................................................................................      355,000       369,981
   Local Medical Facilities Financing Authority, COP, 7.55%, 3/01/20 ................................    9,355,000     9,972,991
   Local Medical Facilities Financing Authority II, COP,
    California Health Clinic Project, 7.55%, 11/01/20 ...............................................    4,135,000     4,494,952
   Local Medical Facilities Financing Authority III, COP,
    Insured Health Clinic Projects, 6.90%, 7/01/22 ..................................................    3,535,000     3,829,996

   Loma Linda Hospital Revenue, Refunding, Loma Linda University Medical Center,
   Series A, AMBAC Insured, 6.55%, 12/01/18 ......................................................... $ 11,525,000  $ 12,741,003
   Series B, MBIA Insured, 5.00%, 12/01/22 ..........................................................    8,000,000     7,988,320
   Long Beach Board Finance Authority, Lease Revenue,
   Civic Center Project, Refunding, Series  A, MBIA Insured, 5.00%, 10/01/27 ........................    5,000,000     5,016,750
   Long Beach COP, Fleet Services Project, Series A, Pre-Refunded, 6.60%, 5/01/14 ...................    7,715,000     8,226,042
   Long Beach Harbor Revenue, MBIA Insured, 5.25%, 5/15/25 ..........................................   15,500,000    15,811,085
   Long Beach HMR, Series A, 9.60%, 11/01/14 ........................................................    1,960,000     2,000,886
   Long Beach USD, COP, Los Angeles County Schools, Series A, 6.30%, 12/01/12 .......................    3,735,000     3,996,077
   Temple & Willow Facility, Refunding, Series B, MBIA Insurance, 5.00%, 10/01/27....................   14,935,000    14,988,467
   Los Angeles California Wastewater Systems Revenue, Series A, FGIC Insured, 5.00%, 6/01/28 ........   49,560,000    49,730,486
   Los Angeles Community College District, COP, Series A,
   Capital Improvement Project, Pre-Refunded, 7.50%, 8/15/09 ........................................    7,175,000     7,581,823
   Refunding, FSA Insured, 6.00%, 8/15/20 ...........................................................    4,330,000     4,677,006
   Los Angeles CRDA, Tax Allocation, ETM, Series G, 6.75%, 7/01/10 ..................................    8,060,000     8,199,035
   Los Angeles County Capital Asset Leasing Corp.,
   Leasehold Revenue, Refunding, AMBAC Insured,
    6.00%, 12/01/16..................................................................................    6,000,000     6,508,500
   Los Angeles COP,
   Ararat Mission Hills Project, Series A, Pre-Refunded 7.25%, 6/01/21 ..............................    3,245,000     3,562,848
   Bay Harbor Hospital, Inc., 7.30%, 4/01/20 ........................................................    5,335,000     5,682,789
   Los Angeles County COP,
   CHFCLP Insured Health Clinic Program, Behavioral Health Service,
    Refunding, Series F, 5.875%, 1/01/21 ............................................................    7,520,000     8,160,554
   CHFCLP Insured Health Clinic Program, Series A, 7.30%, 1/01/21 ...................................   15,545,000    16,835,857
   CHFCLP Insured Health Clinic Program, Series B, 7.05%, 8/01/21 ...................................    7,175,000     7,697,555
   CHFCLP Insured Health Clinic Program, Series C, 6.90%, 1/01/22 ...................................    1,240,000     1,328,896
   Disney Parking Project, 5.50%, 9/01/21 ...........................................................   11,560,000    11,649,128
   Disney Parking Project, 6.50%, 3/01/23 ...........................................................   13,060,000    14,116,293
   Marina del Rey, Series A, 6.50%, 7/01/08 .........................................................   21,615,000    23,750,778
   Retirement Housing Foundation, Refunding, 6.625%, 4/15/12 ........................................    3,400,000     3,731,126
   Retirement Housing Foundation,Refunding, 6.75%, 4/15/22 ..........................................    7,665,000     8,363,205
   Series 1992, 6.625%, 7/01/22 .....................................................................    1,000,000     1,090,670
   Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
   Proposition A, First Tier, Refunding, Senior Series A, MBIA Insured, 5.25%, 7/01/27 ..............   32,395,000    33,363,611
   Proposition A, Refunding, Series A, FGIC Insured, 5.00%, 7/01/21 .................................  118,800,000   118,890,288
   Proposition A, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18 ................................   10,060,000    10,621,046
   Proposition A, Second Tier, Refunding, MBIA Insured, 6.00%, 7/01/26 ..............................   12,200,000    13,546,270
   Proposition C, Refunding, Second Series A, AMBAC Insured, 5.00%, 7/01/23 .........................   66,060,000    66,272,713
   Proposition C, Second Senior Series A, AMBAC Insured, 5.00%, 7/01/25 .............................   62,985,000    63,122,937
   Los Angeles County Public Works, Financing Authority Revenue,
   Master Project, Refunding, Series A, FSA Insured, 5.25%, 3/01/15 .................................    5,000,000     5,240,500
   Multiple Capital Facilities Project, Series B, AMBAC Insured, 5.125%, 12/01/29 ...................   10,000,000    10,139,400
   Regional Park and Open Space District, Series A, 5.00%, 10/01/19 .................................   11,300,000    11,385,541
   Regional Park and Open Space District, Series A, Pre-Refunded, 6.00%, 10/01/15 ...................   35,355,000    40,091,156
   Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Projects, Series A,
   5.00%, 10/01/23 ..................................................................................   14,300,000    14,324,882
   MBIA Insured, 5.25%, 10/01/19 ....................................................................   30,000,000    30,775,500
   MBIA Insured, 5.00%, 10/01/23 ....................................................................   25,750,000    25,713,435
   Los Angeles County SFMR, Issue A, GNMA Secured,
   7.875%, 8/01/16 ..................................................................................  $ 2,090,000   $ 2,290,055
   8.00%, 3/01/17 ...................................................................................    2,785,000     3,067,371
   Los Angeles County Special Tax,
   CFD No. 1, Palmdale/Lancaster Waterworks, Series A, 8.00%, 9/01/06 ...............................      230,000       236,261
   CFD No. 1, Palmdale/Lancaster Waterworks, Series A, 8.125%, 9/01/18 ..............................    4,350,000     4,470,060
   CFD No. 3, Series A, Pre-Refunded, 7.60%, 9/01/14 ................................................    5,785,000     6,126,373
   Los Angeles County Transportation Commission,
   Lease Revenue, FSA Insured, 7.375%, 12/15/06 .....................................................   13,819,000    15,208,224
   Sales Tax Revenue, Proposition C, Second Senior, Series A,
    MBIA Insured, Pre-Refunded, 6.625%, 7/01/09 .....................................................   29,590,000    33,177,492
   Sales Tax Revenue, Proposition C, Second Senior, Series A,
    MBIA Insured, Pre-Refunded, 6.25%, 7/01/13 ......................................................   15,000,000    16,623,750
   Sales Tax Revenue, Proposition C, Second Senior, Series A,
    MBIA Insured, Pre-Refunded, 6.00%, 7/01/23 ......................................................   35,780,000    39,342,972
   Sales Tax Revenue, Refunding, Series A, 7.40%, 7/01/09 ...........................................   26,410,000    27,741,592
   Sales Tax Revenue, Refunding, Series A, 7.40%, 7/01/15 ...........................................    1,830,000     1,922,269
   Sales Tax Revenue, Refunding, Series B, 6.50%, 7/01/13 ...........................................    4,300,000     4,671,864
   Sales Tax Revenue, Refunding, Series B, FGIC Insured, 6.50%, 7/01/13 .............................    5,000,000     5,446,050
   Sales Tax Revenue, Refunding, Series B, FGIC Insured, 5.75%, 7/01/18 .............................   28,095,000    29,061,468
   Sales Tax Revenue, Refunding, Series B, MBIA Insured, 5.75%, 7/01/18 .............................   13,480,000    13,943,712
   Los Angeles CRDA,
   Financing Authority Revenue, Pooled Financing, Beacon Normandie, Series B, Pre-Refunded,
    6.625%, 9/01/14 .................................................................................    7,500,000     8,117,550
   Financing Authority Revenue, Pooled Financing, Bunker Harbor, Series A, Pre-Refunded,
    6.375%, 9/01/14 .................................................................................    5,000,000     5,572,550
   MFHR, Angelus Plaza Project, Refunding, Series A, 6.40%, 7/01/23 .................................    6,415,000     6,827,164
   Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.625%, 12/01/18 ..................   20,000,000    21,111,800
   Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.625%, 12/01/23 ..................   50,090,000    52,688,168
   Tax Allocation, Bunker Hill, Refunding, Series H, FSA Insured, 5.60%, 12/01/28 ...................   36,900,000    38,758,653
   Los Angeles Department of Airports Revenue, Ontario International Airport, Series A, FGIC Insured,
    6.00%, 5/15/26 ..................................................................................   10,000,000    11,055,600
   Los Angeles Department of Water and Power Electric Plant Revenue,
   Crossover Refunding, 5.875%, 9/01/30 .............................................................   33,125,000    35,625,606
   Crossover Refunding, FGIC Insured, 5.875%, 9/01/30 ...............................................   19,400,000    20,864,506
   Crossover Refunding, MBIA Insured, 5.875%, 9/01/30 ...............................................   15,000,000    16,132,350
   Crossover Refunding, Second Issue, 5.40%, 11/15/31 ...............................................   14,500,000    14,965,305
   Crossover Refunding, Series 1989, Pre-Refunded, 7.40%, 9/01/20 ...................................   25,380,000    26,832,497
   Crossover Refunding, Series 1993, MBIA Insured, 5.375%, 9/01/23 ..................................   62,955,000    64,834,836
   Refunding, MBIA Insured, 6.00%, 2/01/28 ..........................................................   11,060,000    11,824,025
   Refunding, Series 1992, 6.375%, 2/01/20 ..........................................................    8,245,000     8,922,657
   Refunding, Series 1992, 6.00%, 2/01/28 ...........................................................    8,290,000     8,862,673
   Second Issue, 6.00%, 8/15/32 .....................................................................   37,600,000    40,473,392
   Series 1993, 6.125%, 1/15/33 .....................................................................  101,095,000   109,662,801
   Series 1993, FGIC Insured, 6.125%, 1/15/33 .......................................................    5,000,000     5,413,550
   Los Angeles Department of Water and Power Waterworks Revenue,
   Crossover Refunding, Series 1993, 5.80%, 4/15/24 .................................................   10,520,000    11,241,988
   FGIC Insured, 6.125%, 5/15/25 ....................................................................   11,100,000    12,381,051
   Refunding, Series 1992, 6.40%, 5/15/28 ...........................................................   21,590,000    23,189,387
   Second Issue, 6.50%, 11/01/14 ....................................................................    1,000,000     1,090,490
   Los Angeles Department of Water and Power Waterworks Revenue, (cont.)
   Second Issue, 6.40%, 11/01/31 .................................................................... $ 14,815,000$   16,045,682
   Second Issue, 6.00%, 7/15/32 .....................................................................   15,590,000    16,678,962
   Second Issue, FGIC Insured, 6.40%, 11/01/31 ......................................................    5,500,000     5,965,245
   Second Issue, FGIC Insured, 6.00%, 7/15/32 .......................................................    4,330,000     4,656,006
   Second Issue, MBIA Insured, 6.00%, 7/15/32 .......................................................    3,200,000     3,440,928
   Series 1989, 7.20%, 2/15/19 ......................................................................    3,850,000     3,981,670
   Series 1992, 6.50%, 4/15/32 ......................................................................    3,500,000     3,802,540
   Series 1994, MBIA Insured, 6.375%, 7/01/34 .......................................................    3,000,000     3,350,610
   Los Angeles GO, Series A,
   FGIC Insured, Pre-Refunded, 6.10%, 9/01/12 .......................................................    6,465,000     7,215,134
   FGIC Insured, Pre-Refunded, 6.125%, 9/01/13 ......................................................    8,130,000     9,082,430
   FGIC Insured, Pre-Refunded, 6.30%, 9/01/15 .......................................................   11,470,000    12,902,947
   MBIA Insured, 6.00%, 9/01/12 .....................................................................    5,000,000     5,583,450
   Los Angeles Harbor Department Revenue,
   Refunding, Series C, MBIA Insured, 5.375%, 11/01/25 ..............................................    9,000,000     9,365,400
   Series B, 6.125%, 8/01/18 ........................................................................   24,810,000    27,357,987
   Series B, 6.20%, 8/01/22 .........................................................................   59,835,000    66,023,136
   Series B, 5.375%, 11/01/23 .......................................................................    7,460,000     7,702,823
   Series B, 6.20%, 8/01/25 .........................................................................   35,690,000    39,877,865
   Los Angeles HMR, Series 1985, 9.00%, 6/15/18 .....................................................      325,000       325,263
   Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue, Proposition A, First Tier,
 Senior Series A, MBIA Insured, 6.00%, 7/01/23 ......................................................    6,000,000     6,682,980
   Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 ........................    7,415,000     7,753,272
   Los Angeles Municipal Improvement Corp., Lease Revenue, Central Library Project, Refunding,
 Series A, 6.30%, 6/01/18 ...........................................................................    3,000,000     3,252,120
   Los Angeles USD,
   COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.50%, 6/01/04 .............................    3,040,000     3,385,952
   COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.60%, 6/01/05 .............................    1,145,000     1,275,015
   COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.60%, 6/01/06 .............................    3,610,000     4,019,916
   COP, Dr. Francisco Bravo Medical Facility, Refunding, 6.625%, 6/01/08 ............................    8,505,000     9,437,743
   Series A, FGIC Insured, 5.375%, 7/01/16 ..........................................................    5,000,000     5,301,450
   Series A, FGIC Insured, 5.00%, 7/01/21 ...........................................................   50,750,000    51,149,910
   Series A, FGIC Insured, 5.40%, 7/01/22 ...........................................................   23,525,000    24,757,004
   Los Angeles Waste Water System Revenue,
   Refunding, Series A, FGIC Insured, 6.00%, 12/01/12 ...............................................   15,000,000    16,233,450
   Refunding, Series A, MBIA Insured, 5.70%, 6/01/20 ................................................   65,445,000    69,599,449
   Refunding, Series A, MBIA Insured, 5.80%, 6/01/21 ................................................   35,505,000    38,061,005
   Refunding, Series C, 7.10%, 6/01/18 ..............................................................   15,495,000    16,150,129
   Refunding, Series C, MBIA Insured, 5.60%, 6/01/20 ................................................   31,540,000    33,402,752
   Refunding, Series D, FGIC Insured, 6.00%, 11/01/14 ...............................................    8,000,000     8,804,160
   Series A, FGIC Insured, 6.00%, 12/01/18 ..........................................................   25,665,000    27,504,924
   Series A, MBIA Insured, 5.875%, 6/01/24 ..........................................................   45,400,000    49,165,476
   Series B, AMBAC Insured, 6.00%, 6/01/22 ..........................................................   10,650,000    11,471,861
   Series B, MBIA Insured, 5.70%, 6/01/23 ...........................................................   75,720,000    80,526,706
   Lynwood RDA, Tax Allocation, Project Area, Series A, 6.50%, 7/01/13 ..............................    6,705,000     7,197,818

   Madera County COP, Valley Children's Hospital, MBIA Insured,
   5.00%, 3/15/23 ................................................................................... $ 14,500,000  $ 14,479,265
   5.75%, 3/15/28 ...................................................................................   27,500,000    29,640,050
   Pre-Refunded, 6.125%, 3/15/23 ....................................................................   18,000,000    20,676,600
   Madera USD, COP, 6.50%, 12/01/07 .................................................................    1,250,000     1,355,050
   Madera-Chowchilla Power Authority, Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ..............    2,290,000     2,591,364
   Marin County COP, Capital Improvement Project, Pre-Refunded 6.625%, 8/01/06 ......................    2,330,000     2,557,548
   Martinez USD, Refunding, Series 1992, 6.00%,
   8/01/06 ..........................................................................................    1,260,000     1,330,434
   8/01/10 ..........................................................................................    1,265,000     1,333,867
   Marysville COP, Capital Improvement Financing Project, 7.125%, 2/01/13 ...........................    1,110,000     1,201,531
   Marysville Hospital Revenue, Refunding, Fremont Rideout Health,
    Series A, AMBAC Insured, 5.00%, 1/01/22 .........................................................    5,000,000     4,979,200
   Mayer's Memorial Hospital District, Health Facility Revenue,
    Fall River Mills, IDBI Insured, Pre-Refunded,
 7.70%, 2/01/19 .....................................................................................    6,915,000     7,132,892
   Menlo Park CDA, MFHR, Gateway Project, Series A, FHA Insured, 8.25%, 12/01/28 ....................    3,470,000     3,563,517
   Merced Irrigation District, COP, Water Facilities Project, 6.40%, 11/01/10 .......................    3,580,000     3,996,032
   Metropolitan Water District Revenue, Southern California Waterworks,
   5.50%, 7/01/19 ...................................................................................   81,315,000    85,130,300
   5.00%, 7/01/20 ...................................................................................    7,765,000     7,787,984
   5.00%, 7/01/30 ...................................................................................   27,430,000    27,498,026
   Series A, 5.00%, 7/01/26 .........................................................................   28,645,000    28,740,674
   Series A, 5.00%, 7/01/37 .........................................................................   11,425,000    11,453,334
   Series C, 5.00%, 7/01/27 .........................................................................   95,705,000    95,953,833
   Series C, 5.00%, 7/01/37 .........................................................................   24,390,000    24,437,073
   Mid-Peninsula Regional Open Space District,
   COP, Series 1990, Pre-Refunded, 7.60%, 9/01/20 ...................................................    5,000,000     5,295,050
   COP, Special Districts Association Finance Corp., 5.75%, 9/01/20 .................................    5,200,000     5,425,108
   Series 1990, 7.50%, 9/01/07 ......................................................................    1,215,000     1,281,327
   Series 1990, 7.50%, 9/01/08 ......................................................................    1,305,000     1,375,274
   Series 1990, 7.50%, 9/01/09 ......................................................................    1,400,000     1,474,746
   Series 1990, 7.50%, 9/01/10 ......................................................................    1,500,000     1,579,380
   Mill Valley Revenue, COP, Pre-Refunded, 7.10%, 12/01/20 ..........................................    2,750,000     3,002,890
   Milpitas RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
   5.40%, 1/15/17 ...................................................................................   12,155,000    12,841,393
   5.50%, 1/15/24 ...................................................................................   15,790,000    16,729,821
   Modesto Health Facility Revenue, Memorial Hospital Association
   Refunding, Series B, MBIA Insured, 5.25%, 6/01/21 ................................................    2,360,000     2,435,685
   Series B, MBIA Insured, 5.125%, 6/01/17 ..........................................................    1,000,000     1,022,610
   Modesto Irrigation District, COP, Refunding and Capital Improvement Project, Series A, MBIA Insured,
    6.00%, 10/01/21 .................................................................................   10,000,000    10,497,800
   Modesto Public Financing Authority Lease Revenue,
   Capital Improvements and Refinancing Project, AMBAC Insured, 5.00%, 9/01/29 ......................   12,995,000    13,037,754
   Capital Improvements and Refinancing Projects, AMBAC Insured, 5.125%, 9/01/33 ....................    9,605,000     9,736,781
   Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured,
   5.45%, 9/01/15 ...................................................................................    6,150,000     6,566,847
   5.55%, 9/01/22 ...................................................................................   10,005,000    10,670,933

   Montclair RDA, Tax Allocation,
   Redevelopment Project No. IV, 6.90%, 10/01/22 ....................................................  $ 1,645,000   $ 1,790,007
   Redevelopment Project No. V, 6.90%, 10/01/22 .....................................................    4,245,000     4,619,197
   Monterey County COP, Natividad Medical Center Improvement Project,
    Series C, MBIA Insured, Pre-Refunded,
   6.50%, 8/01/15 ...................................................................................    3,500,000     4,121,775
   6.60%, 8/01/23 ...................................................................................   13,250,000    15,682,833
   6.25%, 8/01/28 ...................................................................................   13,385,000    15,563,275
   Monterey Hospital Revenue, Monterey Peninsula Hospital,
   Refunding, Series B, 7.375%, 7/01/14 .............................................................    1,075,000     1,089,255
   Series A, 7.375%, 7/01/14 ........................................................................    1,605,000     1,626,282
   Monterey Park RDA, Tax Allocation, Atlantic-Garvey
    Redevelopment Project No. 1, Refunding, 6.85%, 9/01/14 ..........................................   13,680,000    14,787,533
   Moreno Valley Special Tax, Towngate Community Facilities 8,
    Refunding, Series A, FSA Insured,
    5.875%, 12/01/15 ................................................................................    5,830,000     6,277,861
   Moreno Valley USD, COP,
   Land Acquisition, Series E, FSA Insured, Pre-Refunded, 6.70%, 9/01/11 ............................      225,000       253,843
   Land Acquisition, Series E, FSA Insured, Pre-Refunded, 6.75%, 9/01/27 ............................    2,895,000     3,271,321
   Land Acquisition, Series F, FSA Insured, Pre-Refunded, 6.75%, 9/01/27 ............................     7,680,00     8,485,939
   Palm Middle School, ETM, 7.00%, 9/01/01 ..........................................................       10,000        10,921
   Palm Middle School, Pre-Refunded, 7.10%, 9/01/02 .................................................       10,000        11,128
   Palm Middle School, Pre-Refunded, 7.20%, 9/01/03 .................................................       10,000        11,156
   Palm Middle School, Pre-Refunded, 7.30%, 9/01/05 .................................................        5,000         5,592
   Refunding, 5.60%, 3/01/17 ........................................................................    5,000,000     5,327,150
   Refunding, FSA Insured, 5.70%, 3/01/27 ...........................................................   15,000,000    16,020,300
   Mount Diablo USD, Special Tax, CFD No. 1, AMBAC Insured, 6.30%, 8/01/22 ..........................    5,000,000     5,450,300
   Mount Shasta Hospital Revenue, COP, Mercy Medical Center,
    Series A, Pre-Refunded, 7.25%, 7/01/19 ..........................................................    4,060,000     4,220,532
   Mountain View Capital Improvements, Financing Authority Revenue, City Hall, MBIA Insured,
   6.25%, 8/01/12 ...................................................................................    3,110,000     3,366,948
   6.50%, 8/01/16 ...................................................................................    2,000,000     2,167,820
   Mountain View School District, COP, Santa Clara County Financing Project,
   6.75%, 4/01/07 ...................................................................................    1,010,000     1,095,739
   6.90%, 4/01/12 ...................................................................................    1,430,000     1,552,151
   Mountain View Shoreline Regional Park, Community Tax Allocation,
    Series A, MBIA Insured, 5.75%, 8/01/18 ..........................................................    9,605,000    10,201,086
   Mountain View-Los Altos UHSD,
   COP, Financing Project, Pre-Refunded, 7.40%, 8/01/16 .............................................    2,175,000     2,432,216
   Series B, 5.70%, 5/01/22 .........................................................................    6,500,000     7,108,985
   M-S-R Public Power Agency, San Juan Project Revenue,
   Refunding, Series F, AMBAC Insured, 6.00%, 7/01/20 ...............................................   10,750,000    11,720,295
   Series C, AMBAC Insured, 5.50%, 7/01/21 ..........................................................    8,630,000     8,644,757
   Series E, MBIA Insured, 6.00%, 7/01/22 ...........................................................    8,490,000     8,889,794
   Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ...........................................    8,600,000     9,250,504
   Napa Housing Facility Revenue, Napa Park Apartments, Series A, 6.35%, 6/20/35 ....................    6,125,000     6,591,358
   Napa Mortgage Revenue, Refunding, Creekside II Apartments Project,
    Series A, MBIA Insured, 6.625%, 7/01/25 .........................................................    2,000,000     2,153,520
   National City Community Development Commission, MFHR,
    Park Villas Apartments, Series A, 5.95%, 1/20/40 ................................................   10,455,000    11,077,700
   Needles Public Financing Authority Revenue, Tax Allocation,
    Redevelopment Project, Series A, 7.50%, 8/15/22 .................................................    1,580,000     1,665,020
   Nevada County COP, Jail and Government Center Project,
    Refunding, FSA Insured, 5.875%, 10/01/19 ........................................................    6,275,000     6,593,833
   Nevada Power Authority Revenue, Bowman Hydroelectric Project,
    Refunding, 7.50%, 5/01/13 .......................................................................    7,305,000     8,017,968

   North City West School Facilities Financing Authority,
    Special Tax. CFD No. 1, Series C, AMBAC Insured, 5.30%,
   9/01/22 .......................................................................................... $ 10,000,000  $ 10,368,600
   9/01/27 ..........................................................................................    9,900,000    10,264,914
   Northern California Public Power Agency Revenue,
   Hydroelectric Project No. 1, Refunding, Series A, MBIA Insured,
   5.125%, 7/01/23 ..................................................................................   59,805,000    60,670,378
   5.50%, 7/01/24 ...................................................................................   10,000,000    10,450,900
   5.00%, 7/01/28 ...................................................................................   63,030,000    63,247,454
   5.20%, 7/01/32 ...................................................................................   43,675,000    44,791,333
   Northern California Transmission Revenue, Oregon Transmission Project, Series A, MBIA Insured,
   5.75%, 8/01/21 ...................................................................................   12,500,000    13,687,625
   6.00%, 5/01/24 ...................................................................................    7,625,000     8,073,045
   5.75%, 8/01/26 ...................................................................................   19,500,000    21,285,030
   Norwalk Community Facilities Financing Authority Revenue,
    Tax Allocation, Projects No. 1 & 2, Pre-Refunded,
    8.00%, 12/01/19 .................................................................................   14,720,000    15,801,626
   Oakland COP, Oakland Museum, Refunding, Series A, AMBAC Insured, 6.00%, 4/01/12 ..................    8,000,000     8,623,840
   Oakland GO, Measure I, FGIC Insured, 5.85%, 12/15/22 .............................................   12,085,000    13,439,124
   Oakland HFR,
   Issue D-1, 6.80%, 1/01/99 ........................................................................      205,000       206,175
   Issue D-1, 6.80%, 7/01/99 ........................................................................      225,000       227,831
   Issue D-1, 6.875%, 1/01/00 .......................................................................      240,000       244,870
   Issue D-1, 6.875%, 7/01/00 .......................................................................      240,000       244,219
   Issue D-1, 6.95%, 1/01/01 ........................................................................      245,000       250,086
   Issue D-1, 6.95%, 7/01/01 ........................................................................      190,000       194,761
   Issue D-1, 7.10%, 1/01/10 ........................................................................    3,210,000     3,394,318
   Issue D-2, 6.95%, 7/01/01 ........................................................................      255,000       261,390
   Issue D-2, 7.10%, 1/01/10 ........................................................................    1,140,000     1,204,421
   Issue D-2, 7.15%, 1/01/24 ........................................................................    5,800,000     6,111,518
   Oakland Revenue, YMCA Project, Refunding, Series 1990, Pre-Refunded, 7.40%, 6/01/10 ..............    5,405,000     5,840,157
   Oakland State Building Authority Lease Revenue, Elihu M. Harris, Series A,
    AMBAC Insured, 5.00%, 4/01/23 ...................................................................   19,160,000    19,226,294
   Oceanside Building Authority Revenue, Refunding, 7.75%, 11/01/04 .................................    4,695,000     5,494,934
   Oceanside COP,
   Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 ..........................    5,000,000     5,483,600
   Refunding, Series A, 6.375%, 4/01/12 .............................................................    4,435,000     4,887,991
   Refunding, Series A, 6.625%, 4/01/23 .............................................................    9,000,000     9,121,950
   Wastewater Systems Plan, Refunding, AMBAC Insured, 5.80%, 5/01/21 ................................    4,500,000     4,801,005
   Water System Project, Refunding, AMBAC Insured, 5.80%, 8/01/21 ...................................    4,750,000     5,078,510
   Olivenhain Municipal Water District, 1915 Act, AD No. 96-1, MBIA Insured,
   5.375%, 9/02/17 ..................................................................................    2,845,000     2,935,585
   5.45%, 9/02/27 ...................................................................................   11,120,000    11,474,617
   Ontario Montclair School District, COP,
   Capital Projects, FSA Insured, 5.625%, 9/01/17 ...................................................    7,500,000     8,153,100
   Series A, Pre-Refunded, 7.50%, 10/01/12 ..........................................................    1,735,000     1,899,339
   Orange County Airport Revenue, GO, Refunding, MBIA Insured, 5.625%, 7/01/12 ......................    5,000,000     5,523,800
   Orange County COP,
   Civic Center Expansion Project, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/21 ......................    4,500,000     4,830,705
   Juvenile Justice Center Facilities, Refunding, AMBAC Insured, 6.375%, 6/01/11 ....................    5,000,000     5,515,150
   Juvenile Justice Center Project, Pre-Refunded, 7.50%, 6/01/09 ....................................    5,000,000     5,238,350
   Orange County COP, (cont.)
   Juvenile Justice Center Project, Pre-Refunded, 7.625%, 6/01/19 ................................... $ 16,500,000  $ 17,299,920
   Public Facilities Corp., Pre-Refunded, 7.875%, 12/01/13 ..........................................    3,250,000     3,338,400
   Orange County Development Agency, Tax Allocation, Santa Ana Heights Area Project, Refunding,
    6.125%, 9/01/23 .................................................................................    6,500,000     6,901,700
   Orange County Financing Authority Revenue, Tax Allocation,
    Refunding, Series A, MBIA Insured, 6.50%,
   9/01/21 ..........................................................................................    5,330,000     5,793,017
   9/01/22 ..........................................................................................    8,000,000     8,694,960
   Orange County Purchaser Certificates, Master Lease, Series 1990, 7.00%,
   9/01/99 ..........................................................................................    1,000,000     1,016,630
   9/01/00 ..........................................................................................    1,975,000     2,026,311
   Orange County Recovery, Refunding, Series A, MBIA Insured,
   5.75%, 6/01/15 ...................................................................................   79,010,000    86,044,260
   COP, 5.80%, 7/01/16 ..............................................................................   10,380,000    11,471,872
   COP, 5.875%, 7/01/19 .............................................................................   17,100,000    18,910,719
   Orange County Special Tax, CFD No. 87-4, Foothill Ranch, Pre-Refunded, 8.00%, 8/15/10 ............    5,000,000     5,492,550
   Orange County Transportation District COP, Business Acquisition Project, 6.75%, 12/01/05 .........    2,865,000     3,070,105
   Orange County Water District, COP, Refunding, Series A,
   5.50%, 8/15/14 ...................................................................................    9,430,000    10,035,878
   5.00%, 8/15/18 ...................................................................................    5,000,000     4,999,700
   Orange RDA Revenue, Tax Allocation, Northwest Redevelopment Project,
    Refunding, Series B, 5.70%, 10/01/23 ............................................................    8,530,000     8,827,697
   Oroville Public Financing Authority Revenue, Series A, AMBAC Insured, 6.30%, 9/15/20 .............   12,150,000    13,372,898
   Oroville Wyandotte Irrigation District Revenue, Hydroelectric, Refunding, 6.20%, 1/01/09 .........    9,510,000    10,280,500
   Oxnard Public Facilities Corp., COP, AMBAC Insured, Pre-Refunded, 7.50%, 9/01/06 .................   15,995,000    16,620,884
   Palm Desert Financing Authority Lease Revenue,
    Blythe County Administrative Project, 6.625%, 8/01/26 ...........................................    5,020,000     5,507,643
   Palm Desert Financing Authority Revenue, Tax Allocation, Project Area No.1,
   Refunding, MBIA Insured, 5.625%, 4/01/23 .........................................................   13,000,000    13,920,010
   Series A, MBIA Insured, 6.625%, 4/01/23 ..........................................................    5,430,000     5,963,878
   Series A, MBIA Insured, 5.95%, 4/01/24 ...........................................................   15,075,000    16,510,140
   Palm Desert Improvement Board Act 1915, Limited Obligation Assessment,
    District No. 92-1, 7.60%, 9/02/12 ...............................................................    1,290,000     1,349,482
   Palm Springs COP, Multiple Capital Facilities Project, Refunding,
    AMBAC Insured, 5.75%, 4/01/27 ...................................................................   11,570,000    12,687,893
   Palm Springs Financing Authority, Tax Allocation, Series B, 6.875%, 8/01/21 ......................    2,230,000     2,392,656
   Palmdale Civic Authority Revenue, Merged Redevelopment
    Project Areas, Series A, MBIA Insured,
    6.15%, 9/01/24 ..................................................................................   11,580,000    12,860,053
   Palmdale CRDA,
   Tax Allocation Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/28 .............   17,500,000    17,561,600
   Tax Allocation Merged Redevelopment Project, Refunding, MBIA Insured, 5.00%, 9/01/34 .............    6,480,000     6,468,919
   Tax Allocation, Series A, MBIA Insured, 5.75%, 9/01/27 ...........................................   10,435,000    11,474,743
   Palmdale School District, COP, 7.40%, 8/01/20 ....................................................      495,000       501,148
   Palomar Community College District, COP, Building Acquisition Project,
    Connie Lee Insured, 6.75%, 10/01/19 .............................................................    4,210,000     4,824,407
   Panoche Water District, COP, Pre-Refunded, 7.50%, 12/01/08 .......................................    2,840,000     3,060,100
   Paramount RDA, Tax Allocation, Custodial Receipts, MBIA Insured, 6.25%, 8/01/23 ..................   22,070,000    24,324,892
   Pasadena COP, Art Center, College of Design, Connie Lee Insured, 6.50%, 12/01/19 .................    8,250,000     9,344,033
   Pasadena Water Revenue, 6.00%, 7/01/13 ...........................................................    4,000,000     4,400,960
   Perris Public Financing Authority Revenue,
   Special Tax, Series A, 7.45%, 9/01/01 ............................................................      205,000       207,878
   Special Tax, Series A, 7.50%, 9/01/02 ............................................................      235,000       238,252
   Perris Public Financing Authority Revenue, (cont.)
   Special Tax, Series A, 7.55%, 9/01/03 ............................................................    $ 270,000     $ 273,680
   Special Tax, Series A, 7.60%, 9/01/04 ............................................................      305,000       309,090
   Special Tax, Series A, 7.60%, 9/01/05 ............................................................      325,000       329,222
   Special Tax, Series A, 7.80%, 9/01/19 ............................................................    3,555,000     3,598,513
   Tax Allocation, Refunding, Series B, MBIA Insured, 6.35%, 8/15/17 ................................    5,280,000     5,790,206
   Tax Allocation, Refunding, Series C, 7.10%, 11/15/17 .............................................    3,330,000     3,654,142
   Perris RDA, Tax Allocation,
   Central and North Perris Redevelopment Project, Series B, Pre-Refunded, 7.875%, 10/01/14 .........    4,535,000     5,192,484
   Refunding, Central and North Perris Redevelopment Project,
    Series A, Pre-Refunded, 7.875%, 10/01/10 ........................................................    2,935,000     3,400,579
   Series 1991, 7.15%, 8/01/11 ......................................................................      865,000       937,894
   Series 1991, 7.20%, 8/01/21 ......................................................................    2,040,000     2,200,466
   Perris Special Tax,
   CFD No. 8, ETM, Series A, 8.00%, 9/01/99 .........................................................       50,000        52,155
   CFD No. 8, ETM, Series A, 8.05%, 9/01/00 .........................................................       65,000        70,365
   CFD No. 8, ETM, Series A, 8.10%, 9/01/01 .........................................................       85,000        95,384
   CFD No. 8, ETM, Series A, 8.15%, 9/01/02 .........................................................      100,000       116,118
   CFD No. 8, Series A, Pre-Refunded, 8.30%, 9/01/18 ................................................    6,040,000     7,472,567
   CFD No. 91-1, 8.75%, 9/01/21 .....................................................................    5,395,000     5,742,222
   Petaluma Community Development Commission, MFR,
    Park Lane Apartments, Series A, 6.875%, 11/20/34 ................................................    4,800,000     5,234,736
   Pioneers Memorial Healthcare District, Refunding, AMBAC Insured, 5.125%, 10/01/24 ................    7,500,000     7,603,800
   Pismo Beach Public Financing Authority Revenue, 6.90%, 9/15/22 ...................................    1,200,000     1,209,816
   Pittsburg Public Financing Authority, Water Revenue, MBIA Insured, 5.50%, 6/01/27 ................    2,980,000     3,162,436
   Placentia COP, RDA, Refunding, Series A, 6.90%, 1/01/14 ..........................................    1,770,000     1,953,921
   Pleasanton COP,
   Capital Improvements, 6.70%, 10/01/11 ............................................................    2,180,000     2,370,728
   Pleasanton Public Facilities Corp., Pre-Refunded, 7.875%, 9/01/14 ................................    4,585,000     4,866,702
   Pomona Public Financing Authority Revenue,
   Refunding, Series P, 5.75%, 10/01/15 .............................................................    6,490,000     6,945,598
   S W Pomona Redevelopment Project, Refunding, Series W, MBIA Insured, 5.00%, 2/01/24 ..............    5,350,000     5,367,976
   S W Pomona Redevelopment Project, Refunding, Series W, MBIA Insured, 5.00%, 2/01/30 ..............    5,300,000     5,291,308
   Series H, AMBAC Insured, 7.40%, 5/01/18 ..........................................................   10,205,000    10,622,282
   Pomona RDA, Tax Allocation,
   Southwest Pomona Redevelopment Project, 11.45%, 1/01/07 ..........................................   13,435,000    17,556,455
   West Holt Ave. Redevelopment Project, Pre-Refunded, 7.875%, 2/01/15 ..............................    4,675,000     4,837,690
   Port Hueneme RDA, Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23 ........................    3,100,000     3,330,702
   Port of Oakland Revenue, Series E, MBIA Insured,
   6.25%, 11/01/05 ..................................................................................    1,525,000     1,699,430
   6.30%, 11/01/06 ..................................................................................    1,050,000     1,172,073
   6.40%, 11/01/07 ..................................................................................      500,000       558,995
   6.40%, 11/01/22 ..................................................................................   11,495,000    12,644,385
   Port of Oakland Special Facilities Revenue, Mitsui O.S.K. Lines Ltd., Series A,
   6.70%, 1/01/07 ...................................................................................    6,100,000     6,633,384
   6.75%, 1/01/12 ...................................................................................    4,890,000     5,264,574
   6.80%, 1/01/19 ...................................................................................    8,075,000     8,664,152

   Porterville COP,
   Infrastructure Financing Project, AMBAC Insured, 5.00%, 7/01/28 .................................. $ 10,430,000  $ 10,465,984
   Public Building Project, Refunding, AMBAC Insured, 6.30%, 10/01/18 ...............................    1,950,000     2,135,757
   Poway COP, Royal Mobile Home Park Project,
   Capital Improvement, FSA Insured, Pre-Refunded, 7.00%, 7/01/20 ...................................    5,500,000     6,008,695
   Refunding, FSA Insured, 5.875%, 8/01/15 ..........................................................    6,250,000     6,880,688
   Refunding, FSA Insured, 6.00%, 8/01/20 ...........................................................    5,400,000     5,980,932
   Refunding, FSA Insured, 6.00%, 8/01/28 ...........................................................   15,000,000    16,613,700
   Poway RDA, Tax Allocation, Sub-Parguay Redevelopment Project, Refunding, FGIC Insured,
   5.50%, 12/15/23 ..................................................................................   23,000,000    24,096,180
   5.75%, 12/15/26 ..................................................................................   11,710,000    12,532,510
   Puerto Rico Commonwealth Highway & Transportation
    Authority Revenue, Series Y, 5.00%, 7/01/36 .....................................................   63,000,000    64,261,890
   Ramona Municipal Water District, COP, 8.50%, 7/15/11 .............................................      610,000       632,082
   Rancho Cucamonga,
   Palmdale, Potterville, Colton HFA, SFMR, Series 1986, GNMA Secured, 7.55%, 8/01/18 ...............    5,785,000     6,435,003
   Special Tax, Refunding, CFD No. 7, FSA Insured, 6.40%, 8/01/04 ...................................    1,100,000     1,148,697
   Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project, Set-Aside Housing,
    MBIA Insured, 5.25%, 9/01/21 ....................................................................    8,330,000     8,615,719
   Rancho Murieta Community Services District, 1915 Act, ID No. 1,
   8.25%, 9/02/01 ...................................................................................      755,000       786,393
   8.25%, 9/02/02 ...................................................................................      725,000       754,993
   8.30%, 9/02/03 ...................................................................................      755,000       786,227
   8.40%, 9/02/04 ...................................................................................      760,000       791,578
   8.40%, 9/02/05 ...................................................................................      745,000       775,798
   8.40%, 9/02/06 ...................................................................................      760,000       791,259
   Redlands RDA, Tax Allocation, Redlands Redevelopment Project,
    Refunding, AMBAC Insured, 6.625%, 7/01/15 .......................................................      165,000       167,793
   Redlands USD, COP, Series A, FSA Insured,
   6.15%, 9/01/11 ...................................................................................      680,000       698,013
   6.25%, 9/01/27 ...................................................................................    4,310,000     4,413,052
   Redwood City MFHR, Redwood Plaza Project, Refunding, Series A, GNMA Secured, 8.25%, 9/01/26 ......    3,795,000     3,819,098
   Redwood City Public Financing Authority Revenue, Local Agency,
    Series B, Pre-Refunded, 7.25%, 7/15/11 ..........................................................    3,750,000     4,173,188
   Rialto COP,
   5.75%, 2/01/22 ...................................................................................    2,715,000     2,963,884
   Series 1989, Pre-Refunded, 7.50%, 11/01/01 .......................................................      145,000       154,351
   Series 1989, Pre-Refunded, 7.50%, 11/01/15 .......................................................    3,165,000     3,369,111
   Rialto RDA, Tax Allocation, Agua Mansa Redevelopment Project, Pre-Refunded, 6.75%, 3/01/24 .......    3,500,000     4,060,945
   Richmond Joint Power Finance Authority, Series B, Pre-Refunded, 7.00%, 5/15/07 ...................    2,000,000     2,147,120
   Richmond Revenue, West Contra Costa YMCA Project, Pre-Refunded, 7.75%, 6/01/17 ...................    3,715,000     4,034,824
   Ridgecrest COP, RDA, 7.60%, 3/01/13 ..............................................................    4,420,000     4,564,313
   Ridgecrest RDA, Tax Allocation, Ridgecrest Redevelopment Project,
   8.00%, 2/01/09 ...................................................................................      200,000       204,500
   8.00%, 2/01/10 ...................................................................................      220,000       224,915
   8.00%, 2/01/11 ...................................................................................      240,000       245,369
   8.00%, 2/01/12 ...................................................................................      255,000       260,664
   8.00%, 2/01/13 ...................................................................................      275,000       281,064
   8.00%, 2/01/14 ...................................................................................      300,000       306,615
   7.80%, 2/01/15 ...................................................................................      325,000       331,643
   7.40%, 2/01/16 ...................................................................................      355,000       361,812
   Riverside County Asset Leasing Corp., Leasehold Revenue, Hospital Project,
   Series A, 6.375%, 6/01/09 ........................................................................ $ 23,000,000  $ 25,053,900
   Series A, 6.50%, 6/01/12 .........................................................................   20,125,000    23,477,423
   Series B, MBIA Insured, 5.00%, 6/01/19 ...........................................................   18,865,000    19,047,802
   Riverside County Board of Education, COP, Financing Project, Series A, 6.65%, 11/01/17 ...........    7,945,000     8,487,802
   Riverside County CFD,
   No. 8, Golden Triangle Project, Series A, Pre-Refunded, 7.50%, 9/01/06 ...........................    5,130,000     5,130,000
   No. 8, Mello-Roos, Series 1987, 8.75%, 9/01/16 ...................................................   14,135,000    14,504,065
   No. 8, Menifee Village Project, 7.875%, 9/01/11 ..................................................   23,100,000    23,209,032
   No. 84-2, Lakehills Project, Refunding, 7.60%, 9/01/00 ...........................................      660,000       660,000
   Riverside County COP,
   Capital Projects, Series A, Pre-Refunded, 6.875%, 11/01/09 .......................................    4,975,000     5,529,215
   Desert Justice Facility Project, MBIA Insured, Pre-Refunded, 6.00%, 12/01/17 .....................    4,775,000     5,404,011
   Desert Justice Facility Project, MBIA Insured, Pre-Refunded, 6.25%, 12/01/21 .....................    4,625,000     5,297,336
   Family Law Court Project, MBIA Insured, 5.75%, 11/01/27 ..........................................    5,295,000     5,829,054
   Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 ..............................................    8,640,000     9,590,918
   Riverside County Flood Control and Water Conservation District,
    Elsinore Valley AD, Zone 3, Series 1993, 7.875%,
   9/01/03 ..........................................................................................      165,000       194,340
   9/01/04 ..........................................................................................      180,000       217,301
   9/01/05 ..........................................................................................      190,000       233,903
   9/01/06 ..........................................................................................      205,000       257,425
   9/01/07 ..........................................................................................      225,000       287,631
   9/01/08 ..........................................................................................      240,000       308,827
   9/01/09 ..........................................................................................      260,000       337,844
   9/01/10 ..........................................................................................      280,000       368,180
   9/01/11 ..........................................................................................      305,000       405,278
   9/01/12 ..........................................................................................      325,000       436,238
   9/01/13 ..........................................................................................      350,000       472,196
   9/01/14 ..........................................................................................      380,000       513,551
   9/01/15 ..........................................................................................      410,000       556,571
   9/01/16 ..........................................................................................      440,000       601,282
   9/01/17 ..........................................................................................      475,000       651,496
   Riverside County Housing Authority Revenue,
   Breezewood Apartment Project, Refunding, Series C, 6.40%, 6/01/28 ................................    5,085,000     5,122,680
   Riverside Apartment Project, 7.875%, 11/01/19 ....................................................    6,750,000     6,823,508
   Riverside County Public Financing Authority Revenue,
    Airport and Central Industrial Redevelopment Project,
    Series A, 7.80%, 2/01/08 ........................................................................      240,000       243,322
   7.90%, 2/01/18 ...................................................................................    3,300,000     3,346,695
   Riverside County SFMR,
   Series A, GNMA Secured, 7.20%, 10/01/24 ..........................................................    1,065,000     1,148,081
   Series B, GNMA Secured, 7.60%, 11/01/19 ..........................................................      500,000       552,790
   Riverside MFHR,
   Birchwood Park Apartments, Series A, FNMA Insured, 6.50%, 1/01/18 ................................    2,200,000     2,304,940
   Merged Downtown, Series A, MBIA Insured, Pre-Refunded, 6.50%, 11/01/13 ...........................    1,135,000     1,224,052
   Palm Shadows Apartments, Series A, FNMA Insured, 6.50%, 1/01/18 ..................................    4,010,000     4,198,510
   Series A, MBIA Insured, 6.50%, 11/01/13 ..........................................................    1,365,000     1,467,525
   Riverside Public Financing Authority Tax Allocation Revenue,
    Redevelopment Projects, Series A, 5.625%, 10/01/33 ..............................................    9,225,000     9,563,742
   Riverside RDA, Refunding, Tax Allocation, Merged Redevelopment Project, Series A, MBIA Insured,
    5.625%, 8/01/23 .................................................................................  $ 6,000,000   $ 6,276,300
   Riverside USD, COP, Series B, FSA Insured, 7.375%, 9/01/26 .......................................    5,555,000     5,832,306
   Rocklin 1915 Act, Refunding,
   7.55%, 9/02/03 ...................................................................................      460,000       477,820
   7.60%, 9/02/04 ...................................................................................      495,000       514,176
   7.65%, 9/02/05 ...................................................................................      535,000       555,721
   7.65%, 9/02/06 ...................................................................................      580,000       602,463
   7.65%, 9/02/07 ...................................................................................      625,000       649,263
   7.65%, 9/02/08 ...................................................................................      675,000       700,893
   Rocklin USD, CFD No. 1, Pre-Refunded, 7.70%, 9/01/12 .............................................    6,085,000     6,662,223
   Rohnert Park HFA Revenue, Rancho Feliz Mobile Home Park, FSA Insured, 5.375%, 12/01/26 ...........    8,380,000     8,595,617
   Roseville 1915 Act, Limited Obligation,
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.00%, 9/02/99 ......................      115,000       117,640
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.00%, 9/02/00 ......................      120,000       124,801
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.00%, 9/02/01 ......................      130,000       135,174
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.10%, 9/02/02 ......................      135,000       140,373
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.15%, 9/02/03 ......................      155,000       161,169
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.20%, 9/02/04 ......................      160,000       166,368
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.20%, 9/02/05 ......................      175,000       181,965
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.20%, 9/02/06 ......................      190,000       197,562
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.25%, 9/02/07 ......................      210,000       218,375
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.25%, 9/02/08 ......................      225,000       233,870
   North Roseville, Rocklin Sewer District No. 88-3, Refunding, 8.25%, 9/02/09 ......................      190,000       197,490
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.00%, 9/02/99 ................................      220,000       225,051
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.00%, 9/02/00 ................................      245,000       254,802
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.00%, 9/02/01 ................................      260,000       270,348
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.10%, 9/02/02 ................................      285,000       296,343
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.15%, 9/02/03 ................................      305,000       317,139
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.20%, 9/02/04 ................................      330,000       343,134
   Rocky Ridge-Harding, District No. 88-4, Refunding, 8.20%, 9/02/05 ................................      350,000       363,930
   Roseville Special Tax,
   CFD No. 2, Pre-Refunded, 8.00%, 9/01/06 ..........................................................      355,000       390,621
   CFD No. 2, Pre-Refunded, 8.25%, 9/01/21 ..........................................................    7,165,000     7,916,609
   Northcentral Roseville CFD No. 1, 8.00%, 11/01/02 ................................................    1,725,000     1,863,776
   Northcentral Roseville CFD No. 1, 8.10%, 11/01/03 ................................................    1,860,000     2,020,313
   Northcentral Roseville CFD No. 1, 8.40%, 11/01/10 ................................................   10,000,000    10,903,900
   Northcentral Roseville CFD No. 1, 8.60%, 11/01/17 ................................................   12,000,000    13,151,400
   Northeast Roseville CFD No. 1, Pre-Refunded, 7.95%, 12/01/00 .....................................    1,000,000     1,027,310
   Northeast Roseville CFD No. 1, Pre-Refunded, 8.00%, 12/01/01 .....................................    1,000,000     1,027,390
   Northeast Roseville CFD No. 1, Pre-Refunded, 8.00%, 12/01/02 .....................................    1,000,000     1,027,390
   Northeast Roseville CFD No. 1, Pre-Refunded, 8.30%, 12/01/08 .....................................    6,000,000     6,167,100
   Rubidoux Community Services District COP, Water System Improvement Project, AMBAC Insured,
    Pre-Refunded, 6.25%, 12/01/24 ...................................................................    5,450,000     6,089,721
   Sacramento 1915 Act, North Natomas AD No. 88-3,
   8.20%, 9/02/10 ...................................................................................      790,000       814,079
   8.20%, 9/02/11 ...................................................................................    1,755,000     1,808,528
   8.25%, 9/02/12 ...................................................................................    2,265,000     2,334,105
   Sacramento 1915 Act, North Natomas AD No. 88-3, (cont.)
   8.25%, 9/02/13 ...................................................................................  $ 2,455,000   $ 2,529,927
   8.25%, 9/02/14 ...................................................................................    2,650,000     2,730,931
   Sacramento Area Council of Governments, COP, Sacog Administrative
    Building Project, 7.125%, 7/01/16 ...............................................................    1,500,000     1,582,920
   Sacramento City Financing Authority Revenue, Series 1991,
   6.60%, 11/01/05 ..................................................................................    1,300,000     1,429,324
   6.70%, 11/01/11 ..................................................................................      920,000     1,004,318
   Sacramento County Airport System Revenue,
   Series A, MBIA Insured, 5.90%, 7/01/24 ...........................................................    6,875,000     7,542,838
   Series B, MBIA Insured, 5.75%, 7/01/26 ...........................................................    6,195,000     6,758,126
   Sub-Series D, MBIA Insured, 5.75%, 7/01/26 .......................................................   10,000,000    10,909,000
   Sacramento County CFD, Special Tax, Improvement Area 1, Series 1990, Pre-Refunded,
   8.20%, 12/01/10 ..................................................................................    2,250,000     2,507,828
   8.25%, 12/01/20 ..................................................................................    7,610,000     8,489,792
   Sacramento County COP,
   Cherry Island Golf Course Project, Pre-Refunded, 8.125%, 12/01/18 ................................    2,735,000     2,824,270
   Cherry Island Golf Course Project, Refunding, Series B, 6.80%, 7/01/12 ...........................    2,325,000     2,443,808
   Cherry Island Golf Course Project, Series B, 6.80%, 7/01/18 ......................................    3,500,000     3,676,225
   Parking Facility Project, Refunding, Series A, 6.80%, 7/01/12 ....................................    1,495,000     1,571,395
   Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/19 ..............   11,000,000    12,434,950
   Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/24 ..............   29,500,000    33,348,275
   Sacramento MUD, Electric Revenue,
   Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ...............................................   10,000,000    10,231,600
   Refunding, Series L, MBIA Insured, 5.125%, 7/01/22  ..............................................   14,000,000    14,247,800
   Refunding, Series Z, FGIC Insured, 6.25%, 7/01/04 ................................................    5,740,000     6,259,183
   Refunding, Series Z, FGIC Insured, 6.35%, 7/01/05 ................................................    3,000,000     3,274,980
   Series I, MBIA Insured, 6.00%, 1/01/24 ...........................................................    4,500,000     4,913,775
   Series J, AMBAC Insured, 5.60%, 8/15/24 ..........................................................   14,715,000    15,737,693
   Subordinated Lien, Refunding, 8.00%, 11/15/10 ....................................................   16,110,000    16,193,289
   Sacramento Regional Transit District COP, Series A, 6.375%,
   3/01/04 ..........................................................................................    1,000,000     1,103,820
   3/01/05 ..........................................................................................    1,100,000     1,210,473
   Sacramento-Yolo Port District Revenue, Port Facilities, Refunding, Series A, 7.25%, 7/01/13 ......   11,645,000    12,679,192
   Salinas Union High School District COP, Facility Financing Projects,
    Refunding, Pre-Refunded, 7.375%, 1/01/14 ........................................................    2,495,000     2,569,276
   San Bernardino 1915 Act, AD No. 961, Refunding,
   7.60%, 9/02/02 ...................................................................................      855,000       884,993
   7.70%, 9/02/04 ...................................................................................      990,000     1,024,709
   7.75%, 9/02/05 ...................................................................................    1,065,000     1,102,328
   San Bernardino County COP,
   Medical Center Financing Project, Refunding, 5.00%, 8/01/26 ......................................   15,045,000    14,932,163
   Medical Center Financing Project, Refunding, MBIA Insured, 5.00%, 8/01/28 ........................   55,065,000    54,976,345
   Medical Center Financing Project, Series A, MBIA Insured, 5.50%, 8/01/15 .........................    5,000,000     5,341,650
   Medical Center Financing Project, Series A, MBIA Insured, 5.50%, 8/01/22 .........................   85,130,000    89,618,905
   Medical Center Financing Project, Series A, MBIA Insured, 5.875%, 8/01/26 ........................   34,000,000    37,093,660
   West Valley Detention Center Project, MBIA Insured, 6.25%, 11/01/04 ..............................    3,705,000     4,143,783
   West Valley Detention Center Project, MBIA Insured, 6.35%, 11/01/05 ..............................    3,935,000     4,407,830
   West Valley Detention Center Project, MBIA Insured, 6.40%, 11/01/06 ..............................    4,185,000     4,695,737
   San Bernardino County COP, (cont.)
   West Valley Detention Center Project, MBIA Insured, 6.50%, 11/01/12 .............................. $ 20,000,000  $ 22,354,000
   West Valley Detention Center Project, MBIA Insured, 6.20%, 11/01/25 ..............................    9,275,000    10,372,047
   San Bernardino County Mortgage Revenue, Don Miguel Apartments Projects, Refunding, MBIA Insured,
    6.00%, 9/01/03 ..................................................................................      295,000       314,939
   San Bernardino County SFMR,
   GNMA Insured, 7.50%, 12/01/07 ....................................................................      560,000       617,618
   GNMA Insured, 7.65%, 6/01/23 .....................................................................    2,720,000     3,079,557
   Series A, GNMA/FNMA Insured, 6.20%, 5/01/21 ......................................................      600,000       615,516
   Series B, 5.40%, 5/01/25 .........................................................................    7,945,000     7,992,193
   San Bernardino Improvement 1915 Act, AD No. 961, Refunding, 7.65%, 9/02/03 .......................      920,000       952,264
   San Bernardino Joint Powers Financing Authority, Lease Revenue,
    City Hall Project, Refunding, MBIA Insured,
   5.60%, 1/01/15 ...................................................................................    3,215,000     3,500,524
   5.70%, 1/01/23 ...................................................................................    6,315,000     6,817,737
   San Bernardino Joint Powers Financing Authority Revenue,
   COP, Police Station Financing Authority Project, 6.60%, 4/01/20 ..................................    4,715,000     5,245,249
   Tax Allocation, Central City Merged Project, ETM, Refunding, Series A, 6.75%, 11/01/00 ...........      450,000       478,697
   Tax Allocation, Central City Merged Project, ETM, Refunding, Series A, 6.90%, 11/01/01 ...........      480,000       525,226
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.00%, 11/01/02 ................      510,000       568,655
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.00%, 11/01/03 ................      550,000       613,256
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.00%, 11/01/04 ................      585,000       652,281
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.05%, 11/01/05 ................      625,000       697,781
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.05%, 11/01/06 ................      670,000       748,022
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.05%, 11/01/07 ................      720,000       803,844
   Tax Allocation, Central City Merged Project, Refunding, Series A, 7.10%, 11/01/20 ................   15,585,000    17,422,316
   Tax Allocation, Central City Merged Project, Series B, 7.50%, 11/01/20 ...........................    3,000,000     3,388,260
   Tax Allocation, Refunding, Series A, FSA Insured, 5.75%, 10/01/15 ................................    9,000,000     9,885,510
   Tax Allocation, Refunding, Series A, FSA Insured, 5.75%, 10/01/25 ................................   19,915,000    21,610,165
   Tax Allocation, Tri-City Redevelopment Project, Series B, Pre-Refunded, 7.60%, 1/01/08 ...........    1,695,000     1,812,379
   San Bernardino Municipal Water Department COP, FGIC Insured, 6.25%, 2/01/12 ......................      905,000       969,735
   San Carlos Mortgage Revenue, Elms Project, FHA Insured, 6.875%, 8/01/37 ..........................    8,465,000     9,244,965
   San Diego Certificates Undivided Interest, Water Utilities Fund Net Systems Revenue, FGIC Insured,
    5.00%, 8/01/21 ..................................................................................   20,000,000    20,069,600
   San Diego County COP,
   Central Jail, Refunding, AMBAC Insured, 5.00%, 10/01/25 ..........................................    8,575,000     8,603,726
   MBIA Insured, 5.00%, 8/15/28 .....................................................................   26,000,000    25,958,400
   San Diego County Regional Transportation Commission,
    Sales Tax Revenue, ETM, Series A, 6.00%, 4/01/08 ................................................    1,250,000     1,396,688
   San Diego Housing Authority Revenue, President John Adams,
    Series B, GNMA Insured, 5.70%, 10/20/33 .........................................................    9,180,000     9,576,484
   San Diego IDR, San Diego Gas & Electric Co. Project, Series A, 6.40%, 9/01/18 ....................   19,800,000    21,346,974
   San Diego Public Facilities Financing Authority, Sewer Revenue, FGIC Insured,
   5.00%, 5/15/20 ...................................................................................    9,500,000     9,525,840
   5.00%, 5/15/25 ...................................................................................   22,400,000    22,460,928
   Series B, 5.25%, 5/15/27 .........................................................................    6,175,000     6,372,477
   San Diego RDA, Tax Allocation, Horton Project, Refunding, Series A, FSA Insured, 6.00%, 11/01/15 .    5,000,000     5,663,650
   San Diego SFMR, Issue A, 9.20%, 7/15/16 ..........................................................       70,000        76,475
   San Diego Special Tax, CFD No.1, Series A, 8.50%, 9/01/16 ........................................   28,845,000    33,203,768

   San Elijo Joint Powers Authority Revenue, Water Pollution Control Facilities, Refunding, FGIC Insured,
    5.00%, 3/01/20 ..................................................................................  $ 5,000,000   $ 5,017,400
   San Francisco Bay Area Rapid Transit District Revenue, Sales Tax,
    FGIC Insured, Pre-Refunded, 6.60%, 7/01/12 ......................................................    1,440,000     1,578,528
   San Francisco City and County Airports Commission, International Airport Revenue,
   Issue 6, AMBAC Insured, 6.50%, 5/01/18 ...........................................................    2,500,000     2,829,275
   Issue 6, AMBAC Insured, 6.60%, 5/01/24 ...........................................................   13,250,000    14,947,325
   Issue 9A, FGIC Insured, 5.90%, 5/01/25 ...........................................................   46,415,000    50,118,917
   Issue 9B, Second Series, FGIC Insured, 6.00%, 5/01/25 ............................................   10,060,000    11,099,701
   Issue 12-A, Second Series, 5.90%, 5/01/26 ........................................................   45,000,000    48,542,850
   Issue 15A, Second Series,  FSA Insured, 5.00%, 5/01/28 ...........................................   41,650,000    41,584,610
   Issue 16A, Second Series, FSA Insured, 5.125%, 5/01/23 ...........................................   24,635,000    24,880,611
   Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ............................................   37,805,000    37,744,890
   Issue 17, Second Series, FSA Insured, 5.00%, 5/01/24  ............................................    4,700,000     4,716,215
   San Francisco City and County COP, San Francisco Courthouse Project,
    FSA Insured, 5.875%, 4/01/21 ....................................................................    2,810,000     3,074,084
   San Francisco City and County Lease Revenue, George R. Moscone Center, Crossover, Refunding,
    Series 1992, 5.50%, 7/01/18 .....................................................................   22,170,000    22,769,920
   San Francisco City and County Public Utilities Commission, Water Revenue,
   Crossover, Refunding, Series A, 6.50%, 11/01/09 ..................................................    4,000,000     4,482,080
   Series A, 5.00%, 11/01/21 ........................................................................    5,000,000     5,015,500
   San Francisco City and County RDA Hotel Tax Revenue,
   FSA Insured, 5.00%, 7/01/25 ......................................................................    4,000,000     4,013,800
   FSA Insured, 6.75%, 7/01/25 ......................................................................      315,000       362,968
   Pre-Refunded, 6.75%, 7/01/25 .....................................................................    9,100,000    10,654,553
   San Francisco City and County RDA Mortgage Revenue, Refunding,
    Series A, MBIA Insured, 6.65%, 7/01/24 ..........................................................    8,350,000     8,360,521
   San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A, 6.80%, 12/01/21 ....    3,000,000     3,279,750
   San Gabriel Valley Mosquito Abatement District, COP, Lease Finance, Series R, 6.60%, 8/01/12 .....    1,000,000     1,033,240
   San Gabriel Valley Schools Financing Authority Revenue,
   Oxnard Union High School, Refunding, Pre-Refunded, 6.50%, 3/01/18 ................................    3,620,000     4,085,279
   Oxnard Union High School, Refunding, Pre-Refunded, 6.60%, 3/01/24 ................................    4,145,000     4,694,461
   Pomona USD Financing, 5.80%, 2/01/26 .............................................................    5,150,000     5,477,489
   Series A, 7.70%, 11/01/19 ........................................................................    1,765,000     1,850,373
   San Gorgonio Memorial Health Care District, Health Facilities Revenue,
    CHFCLP Insured, 6.375%, 6/01/08 .................................................................    1,815,000     2,052,692
   San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection and Restoration Assessment,
    FSA Insured, 6.00%, 9/02/14 .....................................................................   10,125,000    10,511,168
   San Joaquin COP, General Hospital Project,
   6.25%, 9/01/13 ...................................................................................   32,880,000    35,596,546
   6.625%, 9/01/20 ..................................................................................   36,500,000    40,091,965
   San Joaquin County Special Tax, CFD No. 8,
   7.625%, 9/01/10 ..................................................................................    1,420,000     1,461,407
   7.75%, 9/01/20 ...................................................................................    2,990,000     3,086,756
   San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
   5.00%, 1/01/33 ...................................................................................   82,040,000    80,192,459
   Pre-Refunded, 7.00%, 1/01/30 .....................................................................   85,535,000    98,045,349
   Pre-Refunded, 6.75%, 1/01/32 .....................................................................   64,320,000    73,102,253
   Refunding, Series A, 5.50%, 1/15/28 ..............................................................  247,300,000   255,314,993
   Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ...............................................   91,470,000    95,615,420
   Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ................................................   28,000,000    28,873,040
   San Jose 1915 Act, ID 87-198SJ, Refunding,
   7.90%, 9/02/99 ...................................................................................    $ 125,000     $ 127,569
   8.00%, 9/02/00 ...................................................................................      130,000       135,053
   San Jose Airport Revenue, Refunding, MBIA Insured, 5.75%, 3/01/16 ................................   13,600,000    14,383,224
   San Jose Financing Authority Revenue, Convention Center Project,
   Series C, 6.40%, 9/01/22 .........................................................................   55,550,000    59,841,793
   Refunding, Series C, 6.40%, 9/01/17 ..............................................................   16,100,000    17,390,093
   San Jose RDA,
   MFHR, Miraido Village, Series A, 5.75%, 7/20/38 ..................................................    7,155,000     7,476,260
   Tax Allocation, Housing, Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 ...........    7,325,000     8,046,659
   Tax Allocation, Merged Area Redevelopment Project, AMBAC Insured, 5.00%, 8/01/26 .................   43,900,000    44,052,772
   Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 ..................   35,235,000    35,318,155
   Tax Allocation, Merged Area Redevelopment Project, MBIA Insured, 5.625%, 8/01/28 .................   24,135,000    25,883,098
   Tax Allocation, Merged Area Redevelopment Project, Refunding, MBIA Insured, 5.00%, 8/01/20 .......   35,665,000    35,814,436
   San Leandro RDA, RMR, Pre-Refunded, 11.25%, 4/01/13 ..............................................       65,000        86,791
   San Lorenzo USD, COP, Capital Facilities Project, 7.20%, 8/01/12 .................................    3,500,000     3,630,445
   San Luis Obispo County COP, Jail Expansion Project,
   6.75%, 10/01/16 ..................................................................................    1,830,000     1,918,444
   6.80%, 10/01/21 ..................................................................................    1,475,000     1,546,257
   San Marcos Public Facilities Authority Revenue,
   Civic Center, Mission Blvd. Project, Refunding & Improvement, Series A, 6.15%, 8/01/13 ...........   11,670,000    12,132,015
   Civic Center, Mission Blvd. Project, Refunding & Improvement, Series A, 6.20%, 8/01/22 ...........    7,895,000     8,194,694
   Refunding, 5.80%, 9/01/18 ........................................................................    4,750,000     4,868,845
   Capital Improvement, 8.25%, 1/01/19 ..............................................................   17,400,000    18,420,858
   Rancheros Mobilehome Park Project, 7.00%, 10/01/24 ...............................................    2,280,000     2,444,479
   San Marcos Public Facilities Authority Tax Allocation Revenue,
    Refunding, Series A, FSA Insured, 5.50%, 8/01/23 ................................................   18,000,000    18,766,800
   San Marcos Public Financing Authority Revenue, Series A, 6.25%, 9/02/22 ..........................   25,000,000    27,345,000
   San Marcos Special Tax, CFD No. 8, 7.625%, 9/01/19 ...............................................   10,505,000    11,127,211
   San Marcos USD, School Facilities ID No. 1, AMBAC Insured, 5.80%, 11/01/14 .......................    5,000,000     5,599,600
   San Mateo County Board of Education, COP, Administrative Building Project, 7.10%, 5/01/21 ........    1,185,000     1,229,046
   San Mateo County COP, San Mateo County Health Care Center,
    Series A, FSA Insured, 5.75%, 7/15/22 ...........................................................   28,445,000    30,583,495
   San Mateo County Joint Powers Authority Lease Revenue, Capital Projects, Series A, FSA, Insured,
   5.75%, 7/15/27 ...................................................................................    9,000,000     9,750,330
   5.125%, 7/15/28 ..................................................................................    4,005,000     4,063,113
   San Mateo Flood Control District, COP, Colma Creek Flood Control Zone,
    MBIA Insured, 5.125%, 8/01/32 ...................................................................   10,145,000    10,283,175
   San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.70%, 8/01/27 .............................    6,330,000     6,642,386
   San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 ................    3,500,000     3,927,420
   San Rafael RDA, Refunding, Tax Allocation, Central San Rafael Redevelopment,
    FGIC Insured, 6.45%, 12/01/17 ...................................................................    6,740,000     7,494,071
   San Rafael Sanitation District, COP, Waste Water Facilities Financing, 6.80%, 8/01/11 ............    2,200,000     2,356,772
   San Ramon COP, San Ramon Capital Improvement Projects, Series 1993, 6.00%, 3/01/18 ...............    1,730,000     1,836,706
   San Ramon Public Finance Authority, Tax Allocation,
   ETM, Series A, 7.30%, 2/01/99 ....................................................................      145,000       146,910
   Series A, Pre-Refunded, 7.625%, 2/01/20 ..........................................................    7,280,000     7,527,520
   San Ramon Public Financing Authority Tax Allocation Revenue,
   MBIA Insured, 5.30%, 2/01/28 .....................................................................   19,610,000    20,180,847
   Pre-Refunded, 6.90%, 2/01/24 .....................................................................    6,140,000     7,231,078
   Refunding, 6.90%, 2/01/24 ........................................................................    6,910,000     7,781,351
   San Ramon Valley Fire Protection District, COP, Financing Corp.,
   Refunding, 6.00%, 7/01/19 ........................................................................  $ 6,275,000   $ 6,743,115
   San Ramon Valley USD, COP,
   Measure A, Capital Project, Series A, 5.95%, 10/01/01 ............................................    6,925,000     7,347,910
   Refunding, 7.40%, 2/01/99 ........................................................................    1,040,000     1,050,265
   Refunding, 7.55%, 2/01/04 ........................................................................    6,505,000     6,630,026
   Refunding, Pre-Refunded, 7.70%, 2/01/10 ..........................................................    6,000,000     6,852,240
   Refunding, Series 1992, 7.00%, 2/01/22 ...........................................................   20,565,000    21,947,791
   Series A, 6.35%, 10/01/01 ........................................................................   11,435,000    11,792,344
   Santa Ana COP, Parking Facilities Project, Refunding, Series A,
    AMBAC Insured, 6.125%, 6/01/16 ..................................................................    2,070,000     2,270,894
   Santa Ana CRDA,
   Refunding, Series C, 6.75%, 9/01/19 ..............................................................    2,260,000     2,376,345
   Tax Allocation, Mainplace Project, Refunding, 7.40%, 9/01/19 .....................................    2,000,000     2,114,460
   Tax Allocation, Refunding, Series A, 7.25%, 9/01/19 ..............................................    2,500,000     2,639,775
   Tax Allocation, Refunding, Series B, 7.375%, 9/01/09 .............................................   10,105,000    10,681,086
   Tax Allocation, Refunding, Series B, 6.75%, 9/01/19 ..............................................   14,980,000    15,751,170
   Tax Allocation, Refunding, Series C, 7.25%, 9/01/17 ..............................................    6,000,000     6,335,460
   Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 .......................    5,000,000     5,478,300
   Santa Ana HMR, Series A, FGIC Insured, 9.50%, 6/01/12 ............................................       50,000        51,773
   Santa Barbara COP,
   California Health Facilities, Loan Program, 7.65%, 5/01/15 .......................................    1,730,000     1,857,726
   Harbor Project, Refunding, 6.75%, 10/01/27 .......................................................    8,090,000     8,895,845
   Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 7.93%, 11/15/20 ..............    6,055,000     6,254,633
   Santa Barbara SFMR, GNMA Secured,
   7.625%, 10/01/10 .................................................................................      335,000       363,716
   7.65%, 10/01/23 ..................................................................................      980,000     1,094,738
   Santa Clara County COP, Terraces of Los Gatos Project, Pre-Refunded, 6.90%, 3/01/18 ..............    4,000,000     4,376,760
   Santa Clara County Financing Authority Lease Revenue,
   Refunding, Series A, AMBAC Insured, 5.00%, 11/15/22 ..............................................   20,000,000    20,066,600
   Valley Medical Center Facilities, Replacement Project, Series A, AMBAC Insured, Pre-Refunded,
    6.75%, 11/15/20 .................................................................................   13,000,000    15,334,540
   Santa Clara Electric Revenue,
   Crossover Refunding, Series B, 7.80%, 7/01/10 ....................................................   33,500,000    33,918,080
   Subordinate Lien, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/27 .............................   19,000,000    19,065,550
   Santa Clara Housing Authority, MFHR,
   Arastradero Park Apartments Project, Series A, 6.65%, 5/20/35 ....................................    6,465,000     7,145,312
   Elana Gardens Apartments Project, Series A, 6.40%, 6/20/35 .......................................    5,625,000     6,076,069
   Sierra Vista I Apartments Project, Series A, 6.65%, 6/20/35 ......................................    3,860,000     4,269,585
   Santa Clara Valley Water District, COP, Refunding & Improvement,
    Series A, FGIC Insured, 6.00%, 2/01/24 ..........................................................   17,000,000    18,665,830
   Santa Clarita COP, Refunding, MBIA Insured,
   5.00%, 10/01/21 ..................................................................................    5,105,000     5,130,678
   5.875%, 5/20/26 ..................................................................................   16,130,000    16,970,696
   Santa Cruz City School District, COP, Education Center Financing Project, 7.00%, 5/01/24 .........    3,150,000     3,706,353
   Santa Cruz County Housing Authority, MFHR, Series B, 7.75%, 7/01/23 ..............................    9,230,000     9,727,220
   Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A,
    Refunding, Series B, MBIA Insured,
    5.75%, 8/01/20 ..................................................................................    7,000,000     7,510,300
   Santa Maria Bonita School District COP,
   MBIA Insured, 7.00%, 3/01/16 .....................................................................      480,000       524,323
   Pre-refunded, MBIA Insured, 7.00%, 3/01/16 .......................................................    2,270,000     2,491,779
   Santa Maria COP, Revenue, Marian Medical Center, Pre-Refunded, 6.75%, 9/01/22 ....................  $ 3,600,000   $ 4,060,944
   Santa Rosa Central Parking Service Facilities District Project No. 89-1, 7.60%, 7/02/15 ..........    3,150,000     3,313,769
   Seal Beach RDA, Subordinated Lien, Tax Allocation, Riverfront,
    Refunding, Series A, 6.70%, 9/01/13 .............................................................    2,880,000     2,945,088
   Shafter Joint Powers Financing Authority, Lease Revenue,
    Community Correctional Facility Project, Series A,
   5.95%, 1/01/11 ...................................................................................    1,880,000     2,059,766
   6.05%, 1/01/17 ...................................................................................    5,135,000     5,565,364
   Shasta Joint Powers Financing Authority, Lease Revenue,
    Courthouse County Improvement Project, Series A,
    Pre-Refunded,
   6.60%, 6/01/12 ...................................................................................    1,000,000     1,116,460
   6.70%, 6/01/23 ...................................................................................    2,500,000     2,799,650
   Sierra Madre Financing Authority Revenue, Local Agency, Series A,
   ETM, 7.50%, 11/01/98 .............................................................................      240,000       240,746
   Pre-Refunded, 7.60%, 11/01/99 ....................................................................      260,000       267,314
   Pre-Refunded, 7.70%, 11/01/00 ....................................................................      280,000       287,896
   Pre-Refunded, 7.80%, 11/01/18 ....................................................................    5,500,000     5,655,485
   Sierra View Local Hospital District Revenue, Insured Health Facilities, 6.40%, 3/01/22 ...........   15,000,000    16,559,100
   Simi Valley SFRMR, Series A, 7.70%, 3/01/25 ......................................................    1,085,000     1,206,802
   Snowline Joint USD, COP, Pre-Refunded, 7.25%, 4/01/18 ............................................    1,000,000     1,133,500
   Soledad RDA, Tax Allocation, Soledad Redevelopment Project,
    Refunding, Pre-Refunded, 7.40%, 11/01/12 ........................................................    3,955,000     4,574,709
   Sonoma County Office of Education, COP, Series 1990, Pre-Refunded, 7.375%, 7/01/20 ...............    1,745,000     1,889,905
   South Gate Public Finance Authority Revenue, Tax Allocation,
   Series A-1, Pre-Refunded, 7.60%, 9/01/09 .........................................................    3,050,000     3,191,368
   South Gate Redevelopment Project No. 1, AMBAC Insured, 5.875%, 9/01/24 ...........................    8,505,000     9,147,042
   South Napa Waste Management Authority Revenue,
    Solid Waste Transfer Facilities Project, 6.50%, 2/15/14 .........................................    4,500,000     4,891,590
   South Orange County Public Financing Authority, Special Tax Revenue,
   Foothill Area, Series C, FGIC Insured, 5.75%, 8/15/18 ............................................    5,000,000     5,382,150
   Senior Lien, Refunding, Series A, MBIA Insured, 6.00%, 9/01/18 ...................................   18,850,000    20,515,021
   South San Francisco 1915 Act, Gateway AD No. ST-82-2, 8.00%,
   9/02/99 ..........................................................................................    1,335,000     1,366,453
   9/02/00 ..........................................................................................    1,455,000     1,513,025
   9/02/01 ..........................................................................................    1,570,000     1,631,623
   9/02/02 ..........................................................................................    1,675,000     1,740,040
   Southern California HFA, SFMR,
   GNMA Secured, 7.75%, 3/01/24 .....................................................................    5,305,000     5,580,383
   GNMA Secured, 7.625%, 10/01/22 ...................................................................    3,540,000     3,677,989
   Series A, GNMA Secured, 6.75%, 9/01/22 ...........................................................      705,000       750,726
   Series B, GNMA Secured, 6.90%, 10/01/24 ..........................................................    1,140,000     1,211,250
   Southern California Public Power Authority Revenue,
   Hydroelectric-Hoover Uprating, Refunding, 6.00%, 10/01/17 ........................................    7,795,000     8,185,218
   Multi-Purpose Projects, 6.75%, 7/01/13 ...........................................................   10,000,000    12,391,900
   Multi-Purpose Projects, 6.00%, 7/01/18 ...........................................................   29,645,000    30,378,417
   Power Project, ETM, Refunding, Series A, AMBAC Insured, 5.00%, 7/01/15 ...........................   11,000,000    11,126,390
   Power Project, ETM, Refunding, Series A, FSA Insured, 5.00%, 7/01/15 .............................    6,960,000     7,142,630
   San Juan Project, Unit 3, Series A, MBIA Insured, 5.00%, 1/01/20 .................................    6,790,000     6,812,611
   Southern Transmission Project, Sub-Crossover Refunding, 6.125%, 7/01/18 ..........................   51,035,000    55,086,669
   Southern Transmission Project, Sub-Crossover Refunding, 5.50%, 7/01/20 ...........................   19,785,000    20,381,913
   Southern Transmission Project, Sub-Crossover Refunding, 5.75%, 7/01/21 ...........................   22,530,000    23,820,969
   Southern Transmission Project, Sub-Crossover Refunding, MBIA Insured, 5.75%, 7/01/21 .............   16,335,000    17,329,148
   Southern Kern USD, COP, Pre-Refunded, 7.10%, 9/01/17 .............................................  $ 2,250,000   $ 2,566,485
   Standard Elementary School District, COP, Pre-Refunded, 7.375%, 6/01/11 ..........................    1,390,000     1,522,411
   Stanislaus Solid Waste and Energy Finance Authority Revenue, 7.30%, 1/01/99 ......................    3,500,000     3,527,790
   Stockton Central Parking District, Refunding, Series 1991, 7.90%, 8/01/11 ........................    5,700,000     5,734,029
   Stockton East Water District, COP, 1990 Project,
   Series A, AMBAC Insured, Pre-Refunded, 6.40%, 4/01/22 ............................................    7,075,000     7,836,553
   Series B, Pre-refunded, 7.45%, 4/01/05 ...........................................................   28,575,000    53,152,643
   Unrefunded Balance, Series A, AMBAC Insured, 6.40%, 4/01/22 ......................................   12,925,000    14,146,413
   Stockton Health Facilities Revenue, St. Joseph Medical Center,
    Series A, MBIA Insured, 5.50%, 6/01/23 ..........................................................    5,000,000     5,221,800
   Stockton Port District Revenue, Refunding & Improvement,
    Series A, FSA Insured, 5.95%, 7/01/17 ...........................................................    5,095,000     5,692,593
   Stockton Public Financing Authority, Special Tax, CFD No. 90-4,
    Pre-Refunded, 8.50%, 9/01/16 ....................................................................    8,000,000     8,950,640
   Stockton Revenue COP, Wastewater System Project,
    Series A, MBIA Insured, 5.20%, 9/01/29 ..........................................................    6,965,000     7,113,633
   Stockton Special Tax, CFD No. 90-2,
   Brookside, Series 305, Pre-Refunded, 8.50%, 8/01/09 ..............................................    1,430,000     1,581,080
   Brookside, Series 305, Pre-Refunded, 8.65%, 8/01/15 ..............................................    2,710,000     3,003,439
   ETM, Series 002, 7.30%, 8/01/00 ..................................................................      725,000       772,778
   Series 002, Pre-Refunded, 7.35%, 8/01/01 .........................................................      780,000       846,721
   Series 002, Pre-Refunded, 7.40%, 8/01/02 .........................................................      835,000       907,152
   Series 002, Pre-Refunded, 7.45%, 8/01/03 .........................................................      895,000       973,125
   Series 002, Pre-Refunded, 7.50%, 8/01/04 .........................................................      965,000     1,050,074
   Series 002, Pre-Refunded, 7.70%, 8/01/09 .........................................................    3,000,000     3,274,980
   Series 006, 7.75%, 8/01/15 .......................................................................    3,000,000     3,142,320
   Suisun City COP, Civic Center Project, Refunding, 6.45%, 11/01/15 ................................    2,105,000     2,269,990
   Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding, MBIA Insured,
   6.00%, 10/01/18 ..................................................................................    3,285,000     3,570,992
   5.90%, 10/01/23 ..................................................................................    3,450,000     3,717,341
   Sunnyvale Financing Authority Utilities Revenue,
    Waste Water Reuse and Sludge, Series A, 6.30%, 10/01/12 .........................................    4,735,000     4,995,094
   Tehachapi COP, Series 1990, 8.20%, 11/01/20 ......................................................    2,500,000     2,679,450
   Tehachapi Cummings County Water District, COP,
    Capital Improvement Project, MBIA Insured, 6.30%, 8/01/14 .......................................    3,000,000     3,289,200
   Tehachapi USD, COP, Tompkins Elementary School Project,
    Pre-Refunded, 7.80%, 2/01/21 ....................................................................    2,325,000     2,584,424
   Temecula Valley USD,
   Series D, FGIC Insured, 6.00%, 9/01/14 ...........................................................    1,250,000     1,363,788
   Series D, FGIC Insured, 6.125%, 9/01/19 ..........................................................    3,110,000     3,381,037
   Series E, FSA Insured, 6.35%, 9/01/19 ............................................................    5,460,000     6,235,538
   Thousand Oaks RDA,
   MF Revenue, The Shadows Apartments, Refunding,
    Series A, FNMA Insured, 5.75%, 11/01/27 .........................................................    7,530,000     7,917,720
   Tax Allocation, Thousand Oaks Blvd. Redevelopment,
    Refunding, MBIA Insured, 5.375%, 12/01/25 .......................................................   24,485,000    25,406,371
   Thousand Oaks SFHMR,
   Capital Appreciation, Series A, GNMA Secured, 8.00%, 9/01/23 .....................................      148,000       277,864
   Refunding, Series A, GNMA Secured, 7.45%, 9/01/10 ................................................      245,000       264,277
   Refunding, Series A, GNMA Secured, 7.55%, 9/01/15 ................................................      350,000       376,471
   Refunding, Series A, GNMA Secured, 7.625%, 3/01/23 ...............................................      975,000     1,059,006
   Torrance Hospital Revenue,
   Little Co. of Mary Hospital, Refunding, 6.875%, 7/01/15 ..........................................    3,685,000     4,021,146
   Torrance Memorial Hospital Medical Center, Refunding, 6.75%, 1/01/12 .............................    2,000,000     2,021,740
   Torrance RDA, Tax Allocation, Industrial Redevelopment Project,
    Refunding, Pre-Refunded, 7.75%, 9/01/13 .........................................................    7,500,000     7,952,475

   Trabuco Canyon Public Financing Authority, Special Tax Revenue, Refunding,
   Series A, FSA Insured, 6.00%, 10/01/10 ........................................................... $ 13,775,000  $ 16,035,202
   Series A, FSA Insured, 6.10%, 10/01/15 ...........................................................   13,220,000    15,591,800
   Series C, FSA Insured, 6.00%, 7/01/12 ............................................................    3,040,000     3,561,360
   Series C, FSA Insured, 6.10%, 7/01/19 ............................................................    5,215,000     6,175,186
   Tracy Area Public Facilities Financing Agency, Special Tax, CFD No. 8,
   Refunding, Series H, MBIA Insured, 5.875%, 10/01/19 ..............................................   18,250,000    20,226,110
   Series C, Pre-Refunded, 7.80%, 10/01/16 ..........................................................    5,000,000     5,499,850
   Tracy COP, I-205 Corridor Improvement and Refinancing Project, 5.125%, 10/01/27 ..................    6,695,000     6,793,885
   Travis USD, COP, Foxboro Elementary School Construction Project,
   ETM, 6.00%, 9/01/99 ..............................................................................      320,000       328,125
   ETM, 6.10%, 9/01/00 ..............................................................................      335,000       350,718
   ETM, 6.20%, 9/01/01 ..............................................................................      355,000       379,928
   ETM, 6.30%, 9/01/02 ..............................................................................      170,000       186,058
   Pre-Refunded, 6.40%, 9/01/03 .....................................................................      405,000       451,741
   Pre-Refunded, 6.50%, 9/01/04 .....................................................................      430,000       481,179
   Pre-Refunded, 6.60%, 9/01/05 .....................................................................      455,000       510,797
   Pre-Refunded, 6.70%, 9/01/06 .....................................................................      490,000       551,853
   Pre-Refunded, 7.00%, 9/01/12 .....................................................................    3,670,000     4,172,974
   Tri-Cities Municipal Water District, COP, Special District Lease Program, Series T, Pre-Refunded,
    6.55%, 12/01/17 .................................................................................    2,665,000     3,002,895
   Tri City Hospital District Revenue, Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ...........    5,000,000     5,385,950
   Tri-Dam Power Authority Revenue, Hydroelectric Sand Bar Project, Refunding, 7.50%, 1/01/17 .......   48,380,000    51,188,459
   Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
   6.60%, 4/01/11 ...................................................................................    2,565,000     2,775,740
   6.75%, 4/01/23 ...................................................................................    4,000,000     4,300,560
   Truckee-Donner PUD, COP, Water System Improvement Project,
    MBIA Insured, Pre-Refunded, 6.75%, 11/15/21 .....................................................      500,000       555,205
   Tulare County COP,
   Capital Improvement Program, Series A, MBIA Insured, 6.00%, 2/15/16 ..............................    4,250,000     4,749,333
   Financing Project, Series B, 6.875%, 11/15/12 ....................................................    1,100,000     1,221,451
   Turlock Irrigation District Revenue, Refunding, Series A, MBIA Insured, 5.00%, 1/01/26 ...........   10,000,000    10,033,400
   University of California COP, UCLA Center Chiller/Cogeneration Project, Refunding,
   5.50%, 11/01/17 ..................................................................................   13,940,000    14,646,619
   5.60%, 11/01/20 ..................................................................................   14,880,000    15,668,194
   University of California Revenues,
   Hospital - U.C. Medical Center, AMBAC Insured, 5.75%, 7/01/24 ....................................   15,500,000    16,799,520
   Multi Purpose Projects, Refunding, Series C, AMBAC Insured, 5.00%, 9/01/23 .......................   17,545,000    17,584,827
   Multi Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/22 ...................................   40,575,000    40,856,996
   Multi Purpose Projects, Series F, FGIC Insured, 5.00%, 9/01/27 ...................................   82,440,000    82,691,442
   Research Facilities, Refunding, Series C, FSA Insured, 5.00%, 9/01/21 ............................    9,945,000    10,014,118
   Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 ......................................   26,780,000    30,582,492
   Research Facilities, Series D, FSA Insured, 5.00%, 9/01/24 .......................................    7,885,000     7,909,049
   U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/20 .........................................   45,385,000    49,190,078
   Upland COP,
   Refunding, 5.50%, 1/01/07 ........................................................................    4,935,000     5,320,522
   San Antonio Community Hospital, Refunding, 5.70%, 1/01/11 ........................................   11,210,000    12,287,281
   Upland Hospital Revenue, COP, San Antonio Community Hospital,
    Pre-Refunded, 7.80%, 1/01/18 ....................................................................    6,500,000     6,700,005
   Upland Housing Authority Revenue, Series 1990, Issue A, 7.85%, 7/01/20 ...........................  $ 4,440,000   $ 4,583,856
   Upland Public Financing Authority Revenue, Loan Agency, Refunding, Series B,
   8.10%, 12/01/08 ..................................................................................    2,500,000     2,571,525
   8.25%, 12/01/15 ..................................................................................   10,645,000    10,953,066
   Vacaville COP, Pre-Refunded, 9.40%, 10/01/15 .....................................................   12,170,000    13,644,639
   Vacaville Public Financing Authority Revenue, Local Agency, 8.65%, 9/02/18 .......................    5,935,000     6,158,987
   Vacaville Special Tax, Nut Tree, CFD No. 2, Series A, Pre-Refunded,
   8.25%, 9/01/10 ...................................................................................    1,885,000     2,025,395
   8.20%, 9/01/15 ...................................................................................    1,000,000     1,074,040
   Val Verde USD, COP,
   Thomas Rivera Middle School, Pre-Refunded, 6.50%, 6/01/22 ........................................    7,315,000     8,228,497
   Vista Verde Project, Pre-Refunded, 6.95%, 6/01/21 ................................................    2,785,000     3,071,270
   Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 ....................    2,480,000     2,510,157
   Vallejo Revenue,
   Golf Course Project, Series A, 7.90%, 6/01/17 ....................................................    6,000,000     6,446,760
   Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%, 5/01/26 .....................    6,500,000     7,200,570
   Vallejo USD, Special Tax Revenue, CFD No. 2,
   7.75%, 9/01/15 ...................................................................................    2,300,000     2,375,072
   8.125%, 9/01/16 ..................................................................................    5,100,000     5,368,005
   Victor Valley UHSD, COP, Pre-Refunded, 7.875%, 11/01/12 ..........................................    5,100,000     5,633,715
   Victorville RDA, Tax Allocation, Bear Valley Road Redevelopment Project,
   Pre-Refunded, 7.50%, 11/01/06 ....................................................................    1,200,000     1,355,304
   Refunding, Series A, FSA Insured, 6.125%, 9/01/19 ................................................    2,405,000     2,635,062
   Refunding, Series A, FSA Insured, 6.125%, 9/01/24 ................................................    3,245,000     3,555,417
   Virgin Islands Public Finance Authority Revenue, Senior Lien, Refunding, Series A, 5.50%,
   10/01/14 .........................................................................................    3,865,000     4,012,914
   10/01/22 .........................................................................................    7,000,000     7,160,440
   Vista Community Development Commission,
    Tax Allocation Revenue, Vista Redevelopment Project Area,
   MBIA Insured, 5.50%, 9/01/23 .....................................................................   11,810,000    12,481,753
   Series A, MBIA Insured, 5.125%, 9/01/28 ..........................................................    3,645,000     3,695,009
   Series B, MBIA Insured, 5.20%, 9/01/28 ...........................................................    5,485,000     5,594,590
   Vista Joint Powers Financing Authority Revenue,
   Lease, Refunding, MBIA Insured, 5.625%, 5/01/16 ..................................................    5,000,000     5,403,350
   Series A, 7.625%, 2/01/20 ........................................................................    3,675,000     3,875,141
   Series A, Pre-Refunded, 7.45%, 1/01/09 ...........................................................    4,000,000     4,119,800
   Series A, Pre-Refunded, 7.50%, 1/01/16 ...........................................................    9,100,000     9,373,637
   Walnut Improvement Agency,
   RMR, Series A, 10.25%, 5/01/17 ...................................................................       80,000        86,426
   Tax Allocation, Walnut Improvement Project, Series A, 8.00%, 9/01/18 .............................    1,665,000     1,722,825
   Walnut Public Financing Authority Revenue, Tax Allocation,
    Improvement Project, Refunding,
    MBIA Insured, 6.50%, 9/01/22 ....................................................................    8,285,000     9,149,540
   Washington Township Hospital District Revenue, AMBAC Insured, 5.25%, 7/01/23 .....................    5,000,000     5,096,150
   Watsonville Hospital Revenue, Watsonville Community Hospital,
    Insured, Series A, Pre-Refunded,
   6.30%, 7/01/15 ...................................................................................    3,990,000     4,631,991
   6.35%, 7/01/24 ...................................................................................    5,435,000     6,325,525
   Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, 6.30%, 8/01/06 ...............    1,745,000     1,756,325
   West Basin Municipal Water District Revenue, COP, 1992 Project, Refunding, Series A,
    AMBAC Insured, 5.50%, 8/01/22 ...................................................................    4,000,000     4,252,200
   West Covina RDA, Special Tax, CFD No. 1, Pre-Refunded, 7.80%, 9/01/22 ............................ $ 23,000,000  $ 24,397,940
   West Hollywood COP,
   Capital Projects, Series A, Pre-Refunded, 6.50%, 2/01/25 .........................................    9,255,000     9,536,722
   Refunding, MBIA Insured, 5.00%, 2/01/25 ..........................................................    6,250,000     6,271,000
   West Sacramento Financing Authority Revenue, MBIA Insured, 6.25%, 9/01/24 ........................   15,550,000    17,392,364
   West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project, MBIA Insured,
    6.25%, 9/01/21 ..................................................................................    4,725,000     5,083,013
   Westminster RDA Revenue, Tax Allocation,
    Commercial Redevelopment Project No. 1, Refunding,
    Series A, Pre-Refunded, 7.30%, 8/01/21 ..........................................................    6,455,000     7,210,493
   Whittier Special Tax, CFD No. 8, Pre-Refunded, 7.75%, 9/01/19 ....................................    5,095,000     5,582,948
   William S. Hart Joint School Financing Authority, Special Tax Revenue,
    Community Facilities, Refunding,
    FSA Insured, 6.50%, 9/01/14 .....................................................................    4,000,000     4,609,000
   William S. Hart Union High School District, Special Tax,
    CFD No. 8, Pre-Refunded, 7.75%, 9/01/14 .........................................................    1,210,000     1,282,999
                                                                                                                  --------------
   Total Bonds (Cost $13,226,679,670)................................................................             14,302,356,247
                                                                                                                  --------------

   Zero Coupon/Step-up Bonds 6.5%
   Anaheim Public Financing Authority, Lease Revenue, Public Improvements Project, Sub-Series C,
    FSA Insured, 9/01/33 ............................................................................   15,000,000     2,648,550
   Auburn Union School District, COP, Land Acquisition Program, Series A,
    FSA Insured, zero coupon to 9/01/00,
    7.00% thereafter, 9/01/28 .......................................................................    2,965,000     2,892,002
   Baldwin Park RDA, Tax Allocation, San Gabriel, ETM, Refunding, Series A, Pre-Refunded,
   2/1/99 ...........................................................................................      540,000       534,352
   2/1/00 ...........................................................................................      550,000       524,453
   2/1/01............................................................................................      560,000       513,946
   2/1/02............................................................................................      565,000       498,093
   2/1/03............................................................................................      570,000       482,767
   2/1/04............................................................................................      575,000       467,423
   2/1/05............................................................................................      585,000       455,984
   Burton Elementary School District, COP, Loan Acquisition,
    Capital Appreciation, Series B, FSA Insured,
    zero coupon to 9/01/00, 6.60% thereafter, 9/01/27 ...............................................      300,000       280,938
   California Health Facilities Financing Authority Revenue,
    Kaiser Permanente, Series A, 10/01/11 ...........................................................   13,970,000     7,573,137
   California HFA Revenue,
   Capital Appreciation, Series G, MBIA Insured, 2/1/30 .............................................   72,660,000    12,190,895
   Home Mortgage, Capital Appreciation, Series A, 8/1/16 ............................................      615,000        91,518
   Home Mortgage, Capital Appreciation, Series A, 8/1/23 ............................................   27,085,000     4,042,436
   Home Mortgage, Series C, 8/1/21 ..................................................................   31,405,000     5,528,536
   California Public School District, Financing Authority Lease Revenue, Los Banos School,
   Series A, FSA Insured, zero coupon to 10/01/00, 6.20% thereafter, 10/01/23 .......................      455,000       429,525
   Series B, FSA Insured, Pre-refunded, zero coupon to 10/01/00, 6.20% thereafter, 10/01/23 .........    4,535,000     4,401,399
   California State GO,
   Principal Eagles II, Series 3, 3/01/09 ...........................................................    7,500,000     4,817,250
   Principal Eagles II, Series 4, 6/01/06 ...........................................................   10,000,000     7,367,900
   Principal Eagles II, Series 6, 3/01/09 ...........................................................    5,000,000     3,211,500
   Principal M-Raes, Series 8, 4/01/09 ..............................................................    9,000,000     5,760,270
   California Statewide CDA Revenue, COP, Insured Hospital, Triad Health Care, ETM, Refunding,
   8/1/09 ...........................................................................................    6,450,000     4,100,330
   California Statewide CDA Revenue, COP, Insured Hospital,
    Triad Health Care, ETM, Refunding, (cont.)
   8/1/10 ...........................................................................................  $ 6,745,000   $ 4,064,807
   8/1/11 ...........................................................................................    3,115,000     1,776,080
   Campbell Union School District, Series B, FGIC Insured,
   8/1/20 ...........................................................................................    5,000,000     1,727,450
   8/1/21............................................................................................    6,280,000     2,066,560
   Chino USD, COP, Land Acquisition,
   Series A, FSA Insured, zero coupon to 9/01/99, 6.60% thereafter, 9/01/14 .........................    1,265,000     1,295,524
   Series A, FSA Insured, zero coupon to 9/01/99, 6.70% thereafter, 9/01/29 .........................    7,105,000     7,174,771
   Series B, FSA Insured, zero coupon to 9/01/02, 6.60% thereafter, 9/01/14 .........................    1,580,000     1,345,733
   Series B, FSA Insured, zero coupon to 9/01/02, 6.70% thereafter, 9/01/29 .........................    4,780,000     3,996,749
   Contra Costa County COP, Merrithew Memorial Hospital, ETM, 11/01/15 ..............................    6,810,000     2,994,970
   Contra Costa County Home Mortgage Finance Authority,
    HMR, MBIA Insured, Pre-Refunded, 9/01/17 ........................................................    3,820,000     1,199,327
   Contra Costa Home Mortgage Finance Authority HMR, Mandatory Sinking Fund-
   9/01/07, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    5,890,000     1,321,598
   3/01/08, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    9,635,000     2,217,881
   9/01/08, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    8,095,000     1,928,472
   3/01/09, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    8,615,000     2,113,087
   9/01/09, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    7,135,000     1,810,720
   3/01/10, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    7,700,000     2,010,547
   9/01/10, MBIA Insured, Pre-Refunded, 9/01/17 .....................................................    6,275,000     1,694,815
   Contra Costa School Financing Authority Revenue, Capital Appreciation,
   Antioch USD Community, Series B, 9/01/07 .........................................................    1,785,000     1,155,841
   Vista USD, Series A, FSA Insured, Pre-Refunded, 9/01/03 ..........................................    1,000,000       826,620
   Vista USD, Series A, FSA Insured, Pre-Refunded, 9/01/17 ..........................................   10,770,000     2,333,967
   Desert Sands USD, COP, Capital Projects, FSA Insured, 3/01/20 ....................................    6,820,000     6,150,481
   Fontana USD, Series D, FGIC Insured, 5/01/17 .....................................................    5,000,000     4,941,500
   Foothill Eastern Transportation Corridor Agency, California Toll Road Revenue, Senior Lien, Series A,
   1/1/09 ...........................................................................................   10,000,000     8,087,400
   1/1/12............................................................................................    8,000,000     6,724,800
   1/1/14 ...........................................................................................    5,500,000     4,762,450
   1/1/25 ...........................................................................................   20,660,000     5,290,200
   1/1/26 ...........................................................................................   23,475,000     5,707,007
   1/1/27 ...........................................................................................   10,000,000     2,308,100
   1/1/29 ...........................................................................................   18,000,000     3,744,720
   Los Angeles Convention and Exhibition Center Authority, COP, ETM, Series 1985, 12/01/05 ..........   26,750,000    19,979,843
   Los Angeles County Transportation Commission Sales Tax Revenue, Capital Appreciation,
   Refunding, Series A, 7/01/03 .....................................................................    4,895,000     3,703,263
   MBIA Insured, 7/01/04 ............................................................................    4,895,000     3,440,402
   Los Angeles HMR, Series A, GNMA Secured, 8/25/16 .................................................    1,575,000       356,076
   Los Banos USD, COP, Series B, MBIA Insured, 8/01/16 ..............................................    5,000,000     4,510,100
   Monterey Park CRDA, Tax Allocation Project No. 1, Pre-Refunded, 5/01/14 ..........................   38,500,000    11,603,130
   Orange County COP, Juvenile Justice Center Project, Pre-Refunded,
   6/1/01 ...........................................................................................    3,280,000     2,909,688
   6/1/02 ...........................................................................................    3,280,000     2,699,243
   6/1/03 ...........................................................................................    3,280,000     2,501,590
   6/1/04 ...........................................................................................    3,280,000     2,321,781
   Orange County COP, Juvenile Justice Center Project, Pre-Refunded, (cont.)
   6/1/10 ...........................................................................................  $ 4,715,000   $ 2,110,811
   6/1/11 ...........................................................................................    4,715,000     1,957,244
   6/1/12 ...........................................................................................    4,715,000     1,814,804
   Paramount USD, COP, Land Acquisition, Series B, FSA Insured, zero coupon to 9/01/01,
   6.85% thereafter, 9/01/14 ........................................................................    1,695,000     1,517,178
   7.00% thereafter, 9/01/29 ........................................................................    7,675,000     6,839,500
   Pasadena Special Tax, CFD No. 1, Civic Center West, Pre-Refunded, 12/01/17 .......................    4,090,000     1,347,860
   Perris SFMR, ETM, Series A, GNMA Secured, 6/01/23 ................................................   19,095,000     5,463,843
   Placer Hills Union Elementary School District, COP, Series B,
    zero coupon to 3/01/00, 7.125% thereafter, 3/01/19 ..............................................      510,000       510,638
   Placer Union High School District, COP, Capital Appreciation, Series A, 3/01/19 ..................    2,095,000     2,097,619
   Porterville Union High School District, COP, Capital Appreciation, Land Acquisition, Series A,
    FSA Insured, 9/01/27 ............................................................................    1,325,000     1,410,926
   Rancho Water District Financing Authority Revenue, AMBAC Insured,
   8/15/16 ..........................................................................................    8,605,000     3,675,368
   8/15/17 ..........................................................................................   13,605,000     5,489,890
   8/15/18 ..........................................................................................   13,605,000     5,181,464
   Riverside County Asset Leasing Corp., Leasehold Revenue, Riverside County Hospital Project,
    MBIA Insured, 6/01/24 ...........................................................................   13,005,000     3,635,808
   Riverside County Board of Education, COP, Financing Projects, Series A, 11/01/05 .................    1,250,000       937,463
   Riverside County SFMR, ETM,
   Series A, GNMA Secured, 9/01/14 ..................................................................   20,220,000     9,161,075
   Series A, GNMA Secured, 11/1/20 ..................................................................   25,055,000     8,173,442
   Series B, GNMA Secured, 6/01/23 ..................................................................   26,160,000     7,485,422
   Rocklin USD, Series A, FGIC Insured,
   9/1/08 ...........................................................................................    3,660,000     2,434,193
   9/1/09 ...........................................................................................    4,100,000     2,589,027
   9/1/10 ...........................................................................................    4,595,000     2,749,602
   9/1/11 ...........................................................................................    5,145,000     2,911,761
   9/1/12 ...........................................................................................    5,760,000     3,068,698
   9/1/16 ...........................................................................................   33,960,000    14,348,440
   Roseville City School District, Series A,
   8/1/11 ...........................................................................................    3,115,000     1,747,359
   8/1/17 ...........................................................................................   30,770,000    12,168,304
   Roseville Joint Unified High School District, Capital Appreciation, Series A,
   8/1/10 ...........................................................................................    1,820,000     1,080,425
   8/1/11 ...........................................................................................    1,965,000     1,102,267
   8/1/17 ...........................................................................................   18,155,000     7,179,576
   San Bernardino County COP, West Valley Detention Center Project, Pre-Refunded,
   11/1/00 ..........................................................................................    3,270,000     2,911,445
   11/1/01 ..........................................................................................    3,270,000     2,706,089
   11/1/02 ..........................................................................................    3,170,000     2,435,955
   11/1/03 ..........................................................................................    3,250,000     2,316,795
   11/1/04 ..........................................................................................    3,135,000     2,071,169
   San Francisco City and County RDA Lease Revenue,
    George R. Moscone Center, Capital Appreciation,
   7/1/05 ...........................................................................................   12,820,000     9,797,557

   San Francisco City and County RDA Lease Revenue,
    George R. Moscone Center, Capital Appreciation, (cont.)
   7/1/06 ........................................................................................... $ 11,320,000   $ 8,281,372
   7/1/07 ...........................................................................................    4,570,000     3,197,172
   7/1/08 ...........................................................................................    7,785,000     5,163,868
   Pre-Refunded, 7/01/16 ............................................................................   16,300,000     4,833,928
   Pre-Refunded, 7/01/17 ............................................................................   16,300,000     4,447,944
   Pre-Refunded, 7/01/18 ............................................................................   16,300,000     4,092,767
   Zero coupon to 7/01/02, 8.50% thereafter, 7/01/14 ................................................   46,000,000    42,384,400
   San Francisco City and County SFMR, Series 1985, 10/01/18 ........................................    2,905,000       385,755
   San Gabriel USD, COP, Facilities Development Program, Series B, FSA Insured, 9/01/29 .............    2,250,000     1,855,103
   San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
   ETM, 1/01/25 .....................................................................................    5,700,000     1,604,493
   ETM, 1/01/28 .....................................................................................   33,545,000     8,168,543
   ETM, 1/01/29 .....................................................................................   37,050,000     8,596,712
   Pre-Refunded, zero coupon to 1/01/02, 7.50% thereafter, 1/01/09 ..................................   21,585,000    22,541,647
   Pre-Refunded, zero coupon to 1/01/02, 7.55% thereafter, 1/01/10 ..................................   10,745,000    11,246,039
   Pre-Refunded, zero coupon to 1/01/02, 7.60% thereafter, 1/01/11 ..................................   25,935,000    27,204,000
   Pre-Refunded, zero coupon to 1/01/02, 7.65% thereafter, 1/01/12 ..................................   25,215,000    26,507,017
   Pre-Refunded, zero coupon to 1/01/02, 7.65% thereafter, 1/01/13 ..................................   27,350,000    28,751,414
   Pre-Refunded, zero coupon to 1/01/02, 7.705% thereafter, 1/01/14 .................................    7,470,000     7,869,944
   Pre-Refunded, zero coupon to 1/01/02, 7.705% thereafter, 1/01/15 .................................   60,155,000    63,375,699
   Refunding, Series A, 1/15/16 .....................................................................   19,500,000    13,131,885
   Refunding, Series A, 1/15/17 .....................................................................   17,000,000    11,428,930
   Refunding, Series A, 1/15/18 .....................................................................   60,000,000    40,429,800
   Refunding, Series A, 1/15/19 .....................................................................   57,000,000    38,332,500
   Refunding, Series A, 1/15/20 .....................................................................   80,000,000    53,446,400
   Refunding, Series A, 1/15/22 .....................................................................   90,000,000    60,623,100
   Refunding, Series A, 1/15/23 .....................................................................   80,000,000    53,979,200
   Refunding, Series A, 1/15/24 .....................................................................   80,000,000    53,216,800
   Santa Maria Water & Wastewater Revenue, COP, Series A, AMBAC Insured, 8/01/27 ....................   20,000,000    15,634,200
   Simi Valley SFRMR, Series A, 9/01/25 .............................................................    1,540,000       191,006
   Southern California Public Power Authority Revenue, Refunding, Series A, AMBAC Insured,
   7/1/11 ...........................................................................................   12,000,000     6,841,440
   7/1/12............................................................................................   16,890,000     9,066,383
   7/1/13  ..........................................................................................   16,000,000     8,114,400
   Stockton East Water District, COP, Refunding, Series A, AMBAC Insured, 4/01/16 ...................  103,885,000    41,827,156
                                                                                                                 ---------------
   Total Zero Coupon/Step-up Bonds (Cost $862,114,533) ..............................................              1,044,810,531
                                                                                                                 ---------------
   Total Long Term Investments (Cost $14,088,794,203)................................................             15,347,166,778
                                                                                                                 ---------------


   California Health Facilities Financing Authority Revenue,
    Catholic Healthcare, Series B, Weekly VRDN and Put,
    3.00%, 7/01/12 .................................................................................. $ 10,235,000  $ 10,235,000
   Catholic Healthcare, Series C, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/20 .................    2,000,000     2,000,000
   Catholic West, Refunding, Series D, MBIA Insured, Weekly VRDN and Put, 3.00%, 7/01/18 ............    6,800,000     6,800,000
   California HFA Revenue, MF, Refunding, Series B, FNMA Insured,
    Weekly VRDN and Put, 3.00%, 7/15/13 .............................................................    2,600,000     2,600,000
   California School Facilities Financing Corp., COP, Capital Improvement
    Financing Project, Series B,
    Weekly VRDN and Put, 3.10%, 7/01/24 .............................................................    9,600,000     9,600,000
   California State Economic Development Finance Authority Revenue,
    California Independent Systems Project,
   Series B, Daily VRDN and Put, 3.50%, 4/01/08 .....................................................   13,900,000    13,900,000
   Series C, Daily VRDN and Put, 4.10%, 4/01/08 .....................................................   49,400,000    49,400,000
a  California State, Revenue Anticipation Notes, 4.00%, 6/30/99 .....................................  107,650,000   108,366,949
   California Statewide CDA, COP, Memorial Health Services,
    Weekly VRDN and Put, 3.20%, 10/01/26 ............................................................    6,300,000     6,300,000
   Chula Vista IDR, San Diego Gas, Refunding, Series A,
    Daily VRDN and Put, 4.00%, 7/01/21 ..............................................................   23,200,000    23,200,000
   Eastern Municipal Water District, Water and Sewer Revenue,
    COP, Refunding, Series B, FGIC
    Insured, Weekly VRDN and Put, 3.60%, 7/01/20 ....................................................   10,000,000    10,000,000
   Irvine 1915 Act, AD 94-13, Daily VRDN and Put, 3.80%, 9/02/22 ....................................      100,000       100,000
   Los Angeles County Metropolitan Transportation Authority,
    Sales Tax Revenue, Proposition C, Refunding,
    Second Series A, MBIA Insured, Weekly VRDN and Put, 3.60%, 7/01/20 ..............................   18,520,000    18,520,000
   Los Angeles USD, TRAN, 4.50%, 10/01/98 ...........................................................   38,000,000    38,000,760
   Metropolitan Water District, Southern California Waterworks Revenue,
    Refunding, Series A, AMBAC Insured,
    Weekly VRDN and Put, 3.60%, 6/01/23 .............................................................   27,645,000    27,645,000
   M-S-R Public Power Agency, San Juan Project Revenue, Subordinated Lien,
   Series D, MBIA Insured, Weekly VRDN and Put, 3.50%, 7/01/18 ......................................   10,000,000    10,000,000
   Series E, MBIA Insured, Weekly VRDN and Put, 3.55%, 7/01/22 ......................................    5,300,000     5,300,000
   Orange County Improvement Bond, Assessment District No. 88-1,
    Daily VRDN and Put, 4.00%, 9/02/18 ..............................................................   14,298,000    14,298,000
   Riverside County TRAN, 4.50%, 9/30/99 ............................................................   22,000,000    22,287,100
   San Bernardino County TRAN, 4.50%, 9/30/99 .......................................................   57,100,000    57,845,155
   San Francisco City and County USD, TRAN, 4.50%, 9/22/99 ..........................................   11,000,000    11,142,890
   Santa Clara County Housing Authority, MFHR, Foxchase Apartment, Series E, FGIC Insured,
    Weekly VRDN and Put, 3.60%, 11/01/07 ............................................................    2,200,000     2,200,000
   Southern California Public Power Authority, Transmission Project Revenue,
    Subordinated, Refunding,
    AMBAC Insured, Weekly VRDN and Put, 3.00%, 7/01/19 ..............................................    2,800,000     2,800,000
   Vacaville California MFMR, Quail Run, Series A, Weekly VRDN and Put, 3.00%, 7/15/18 ..............    3,000,000     3,000,000
                                                                                                                 ---------------
   Total Short Term Investments (Cost $455,331,160)..................................................                455,540,854
                                                                                                                 ---------------
   Total Investments (Cost $14,544,125,363)  99.1%...................................................             15,802,707,632
   Other Assets, less Liabilities .9%................................................................                141,526,004
                                                                                                                 ---------------
   Net Assets 100.0%.................................................................................            $15,944,233,636
                                                                                                                 ===============






                    See glossary of terms on page 58.

aSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Statement of Investments, September 30, 1998 (unaudited) (cont.)


Glossary of Terms


1915 Act- Improvement Bond Act of 1915
ABAG    - The Association of Bay Area Governments
AD      - Assessment District
AMBAC   - American Municipal Bond Assurance Corp.
BIG     - Bond Investors Guaranty Insurance Co. (Acquired by MBIA in 1989 and no
          longer does business under this name)
CDA     - Community Development Authority/Agency
CFD     - Community Facilities District
CHFCLP  - California Health Facilities Construction Loan Program
COP     - Certificate of Participation
CRDA    - Community Redevelopment Authority/Agency
CSAC    - County Supervisors Association of California
ETM     - Escrow to Maturity
FGIC    - Financial Guaranty Insurance Co.
FHA     - Federal Housing Authority/Agency
FNMA    - Federal National Mortgage Association
FSA     - Financial Security Assistance (some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty
          Insurance Co. (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
GNMA    - Government National Mortgage Association
GO      - General Obligation
HFA     - Housing Finance Authority/Agency
HFR     - Home Financial Revenue
HMR     - Home Mortgage Revenue
ID      - Improvement District
IDBI    - Industrial Development Bond Insurance
IDR     - Industrial Development Revenue
MBIA    - Municipal Bond Investors Assurance Corp.
MF      - Multi-Family
MFHR    - Multi-Family Housing Revenue
MFMR    - Multi-Family Mortgage Revenue
MFR     - Multi-Family Revenue
MUD     - Municipal Utility District
PCFA    - Pollution Control Financing Authority
PUD     - Public Utility District
RDA     - Redevelopment Agency
RMR     - Residential Mortgage Revenue
RRMR    - Residential Rental Mortgage Revenue
SF      - Single Family
SFHMR   - Single Family Home Mortgage Revenue
SFM     - Single Family Mortgage
SFMR    - Single Family Mortgage Revenue
SFRMR   - Single Family Residential Mortgage Revenue
TRAN    - Tax and Revenue Anticipation Notes
UHSD    - Unified High School District
USD     - Unified School District






Franklin California Tax-Free Income Fund, Inc.
Financial Statements

Statement of Assets and Liabilities
September 30, 1998 (unaudited)

Assets:
 Investments in securities, at value (cost $14,544,125,363)...........................     $15,802,707,632
 Cash ................................................................................           4,344,668
 Receivables:
  Investment securities sold .........................................................          76,228,135
  Capital shares sold ................................................................          14,687,005
  Interest ...........................................................................         214,253,313
                                                                                          ----------------
Total assets .........................................................................      16,112,220,753
                                                                                          ----------------

Liabilities:
 Payables:
  Investment securities purchased ....................................................         144,863,553
  Capital shares redeemed ............................................................           6,002,057
  Affiliates .........................................................................           8,484,685
  Shareholders .......................................................................           8,285,620
 Other liabilities ...................................................................             351,202
                                                                                          ----------------
Total liabilities ....................................................................         167,987,117
                                                                                          ----------------
 Net assets, at value ................................................................     $15,944,233,636
                                                                                          ================
Net assets consist of:
 Undistributed net investment income .................................................         $ 1,899,979
 Net unrealized appreciation .........................................................       1,258,582,269
 Accumulated net realized gain .......................................................          34,753,852
 Capital shares ......................................................................      14,648,997,536
                                                                                          ----------------
 Net assets, at value ................................................................     $15,944,233,636
                                                                                          ================
Class I:
 Net asset value per share
 ($15,557,685,572 / 2,079,280,439 shares outstanding)*................................               $7.48
                                                                                          ================
 Maximum offering price per share ($7.48 / 95.75%)....................................               $7.81
                                                                                          ================
Class II:
 Net asset value per share
 ($386,548,064 / 51,708,181 shares outstanding)* .....................................               $7.48
                                                                                          ================
 Maximum offering price per share ($7.48 / 99.00%) ...................................               $7.56
                                                                                          ================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.



Franklin California Tax-Free Income Fund, Inc.
Financial Statements (continued)

Statement of Operations
for the six months ended September 30, 1998 (unaudited)

Investment income:
 Interest ...................................................................                $455,048,401
                                                                                         ----------------
Expenses:
 Management fees (Note 3) ...................................................   $34,296,338
 Distribution fees (Note 3)
  Class I ...................................................................     5,770,474
  Class II ..................................................................     1,100,857
 Transfer agent fees (Note 3)................................................     1,739,982
 Custodian fees .............................................................        75,524
 Reports to shareholders ....................................................       677,098
 Registration and filing fees................................................       255,692
 Professional fees ..........................................................       153,054
 Directors' fees and expenses ...............................................        60,410
 Other ......................................................................       252,026
                                                                             --------------
Total expenses ..............................................................                  44,381,455
                                                                                         ----------------
 Net investment income ......................................................                 410,666,946
                                                                                         ----------------
Realized and unrealized gains:
 Net realized gain from investments .........................................                  35,194,184
 Net unrealized appreciation on investments .................................                 262,436,455
                                                                                         ----------------
Net realized and unrealized gain ............................................                 297,630,639
                                                                                         ----------------
Net increase in net assets resulting from operations ........................                $708,297,585
                                                                                         ================

See notes to financial statements.



Franklin California Tax-Free Income Fund, Inc.
Financial Statements (continued)

Statements of Changes in Net Assets
for the six months ended September 30, 1998 (unaudited) and the year ended March 31, 1998

                                                                          Six Months Ended         Year Ended
                                                                         September 30, 1998      March 31, 1998
                                                                         --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................       $ 410,666,946        $ 827,310,972
  Net realized gain from investments ................................          35,194,184           54,982,842
  Net unrealized appreciation on investments ........................         262,436,455          502,882,454
                                                                         --------------------------------------
Net increase in net assets resulting from operations ................         708,297,585        1,385,176,268
Distributions to shareholders from:
 Net investment income:
  Class I ..........................................................         (404,018,198)        (832,455,264)
  Class II ..........................................................          (8,017,523)         (10,853,571)
 Net realized gains:
  Class I ...........................................................         (15,437,642)         (27,207,459)
  Class II ..........................................................            (337,238)            (441,532)
                                                                         --------------------------------------
Total distributions to shareholders .................................        (427,810,601)        (870,957,826)
Capital share transactions: (Note 2)
  Class I ...........................................................         516,646,518          626,244,984
  Class II ..........................................................          83,816,583          150,768,626
                                                                         --------------------------------------
Total capital share transactions ....................................         600,463,101          777,013,610

Net increase in net assets ..........................................         880,950,085        1,291,232,052
Net assets:
 Beginning of period ................................................      15,063,283,551       13,772,051,499
                                                                         ======================================
 End of period ......................................................     $15,944,233,636      $15,063,283,551
                                                                         ======================================
Undistributed net investment income included in net assets:
 End of period ......................................................         $ 1,899,979          $ 3,268,754
                                                                         ======================================

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.



2. CAPITAL STOCK (cont.)

At September 30, 1998, there were five billion shares authorized ($0.01 par value) for each class. Transactions in the Fund's shares were as follows:




                                                     Six Months Ended                   Year Ended
                                                    September 30, 1998                March 31, 1998
                                                ---------------------------------------------------------
                                                   Shares        Amount            Shares        Amount
                                                ---------------------------------------------------------
Class I Shares:
 Shares sold .................................. 241,131,690 $1,770,737,707     435,975,245 $3,167,627,218
 Shares issued in reinvestment of distributions  23,988,660    175,727,326      48,924,195    354,022,741
 Shares redeemed ..............................(194,698,143)(1,429,818,515)   (398,224,177)(2,895,404,975)
                                                ---------------------------------------------------------
 Net increase .................................  70,422,207  $ 516,646,518      86,675,263  $ 626,244,984
                                                =========================================================


Class II Shares:
 Shares sold ..................................  14,301,900  $ 105,039,760      23,451,084  $ 170,412,078
 Shares issued in reinvestment of distributions     747,779      5,477,120       1,033,021      7,489,380
 Shares redeemed...............................  (3,637,559)   (26,700,297)     (3,729,715)   (27,132,832)
                                                ---------------------------------------------------------
 Net increase .................................  11,412,120   $ 83,816,583      20,754,390  $ 150,768,626
                                                =========================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

   ANNUALIZED
     FEE RATE     MONTH-END NET ASSETS
   -------------------------------------------------------------
      .625% First $100 million
      .50% Over $100 million, up to and including $250 million .45% Over $250 million, up to and including $10 billion .44% Over $10 billion, up to and including $12.5 billion .42% Over $12.5 billion, up to and including $15 billion .40% Over $15 billion, up to and including $17.5 billion

Fees are further reduced on net assets over $17.5 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.


3. TRANSACTIONS WITH AFFILIATES (cont.)

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $2,653,968 and $106,671 respectively.

The Fund paid transfer agent fees of $1,739,982, of which $1,598,631 was paid to Investor Services.


4. INCOME TAXES

At September 30, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $14,544,272,076 was as follows:

Unrealized appreciation............... $1,258,479,731
Unrealized depreciation...............        (44,175)
                                       --------------
Net unrealized appreciation........... $1,258,435,556
                                       ==============

Net realized capital gains differ from financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 1998 aggregated $2,193,698,573 and $2,095,899,971, respectively.


6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of California. Such concentration may subject the Fund more significantly to economic changes occurring within that state.


Franklin California Tax-Free Income Fund
Semiannual Report
September 30, 1998.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the credit quality breakdown of the Franklin California Tax-Free Income Fund based on total long-term investments as of 9/30/98.

AAA                         59.8%
AA                          12.0%
A                           12.4%
BBB                         15.4%
Below Investment Grade       0.4%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector based on the percentage of total long-term investments on 9/30/98 for the Franklin California Tax-Free Income Fund.

Utilities                        18.1%
Prerefunded                      14.4%
Certificates of Participation    12.9%
Transportation                   11.5%
Hospitals                        10.1%
Tax-Allocation Bonds             8.4%
General Obligation               5.4%
Housing                          5.3%
Education                        2.8%
Sales Tax Revenue                2.1%
Marks-Roos Bonds                 1.9%
Health Care                      1.8%
Mello-Roos Bonds                 1.7%
Other Revenue                    1.5%
Special Assessment Bonds         1.3%
Industrial                       0.8%


GRAPHIC MATERIAL (3)

This chart shows the dividend distributions for Franklin California Tax-Free Income Fund - Class I from 4/1/98 to 9/30/98.

April                        3.3 cents
May                          3.3 cents
June                         3.3 cents
July                         3.3 cents
August                       3.3 cents
September                    3.3 cents
Total                       19.8 cents


GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between Franklin California Tax-Free Income Fund - Class I distribution rate of 5.07% and the taxable equivalent rate of 9.25% on 9/30/98.

GRAPHIC MATERIAL (5)

This chart shows the dividend distributions for Franklin California Tax-Free Income Fund - Class II from 4/1/98 to 9/30/98.

April                        2.94 cents
May                          2.94 cents
June                         2.94 cents
July                         2.97 cents
August                       2.97 cents
September                    2.97 cents
Total                       17.73 cents

GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between Franklin California Tax-Free Income Fund - Class II distribution rate of 4.71% and the taxable equivalent rate of 8.60% on 9/30/98.